                                                                    Exhibit 10.1

================================================================================



                        MASTER CREDIT FACILITY AGREEMENT



                                  by and among

            THE GENERAL PARTNERSHIPS SET FORTH ON EXHIBIT A-1 TO THIS
                                   AGREEMENT,

                           THE TOWN AND COUNTRY TRUST,

                      THE TC OPERATING LIMITED PARTNERSHIP,

                    THE TOWN AND COUNTRY HOLDING CORPORATION,

                            THE TC PROPERTY COMPANY,

                                       and

                     THE TOWN AND COUNTRY ORIOLE CORPORATION

                          collectively, as TC Parties,


                                       and


                   WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.,

                                    as Lender



                                   Dated as of
                               September 26, 1997





================================================================================

                                TABLE OF CONTENTS
                                                                            Page

ARTICLE I

    DEFINITIONS.......................................................................................5

ARTICLE II

    THE CREDIT FACILITY..............................................................................30
    SECTION 2.01.   The Credit Facility..............................................................30
        SECTION 2.01(a)   Establishment of the Credit Facility.......................................30
        SECTION 2.01(b)   Establishment of the Base Facility.........................................30
        SECTION 2.01(c)   Establishment of Revolving Facility........................................31
    SECTION 2.02.   Limitations on Commitment to Make Advances.......................................31
        SECTION 2.02(a)   Limitations on Base Facility Credit Commitment.............................31
        SECTION 2.02(b)   Limitations on Revolving Facility Credit Commitment........................31
        SECTION 2.02(c)   Limitations on any Advance.................................................33
    SECTION 2.03.   Determination and Confirmation of Interest Rate and Other Terms
                    of Each Advance..................................................................33
        SECTION 2.03(a)   Quote......................................................................33
        SECTION 2.03(b)   Rate Setting...............................................................34
        SECTION 2.03(c)   Rate Confirmation..........................................................34
        SECTION 2.03(d)   Coupon Rate................................................................34
        SECTION 2.03(e)   Advance Confirmation Instrument ...........................................35
    SECTION 2.04.   Special Amortization Requirements if Aggregate Debt Service
                    Coverage Ratio for Advances Outstanding for the Trailing 12
                    Month Period Is Less than 125%...................................................35
    SECTION 2.05.   Increase in Maximum Credit Commitment and Revolving Facility
                    Credit Commitment................................................................36
    SECTION 2.06.   Cross-Default and Cross-Remedy...................................................37

ARTICLE III

    INITIAL ADVANCE..................................................................................38
    SECTION 3.01.   Request..........................................................................38
    SECTION 3.02.   Conditions Precedent to Initial Advance..........................................38

ARTICLE IV

    FUTURE ADVANCES..................................................................................39
    SECTION 4.01.   Procedure for Obtaining Future Advances..........................................39
       SECTION 4.01(a)   Request.....................................................................39


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


       SECTION 4.01(b)   Closing....................................................................39
    SECTION 4.02.  Conditions Precedent to Future Advances..........................................39

ARTICLE V

    CONVERSION OF REVOLVING FACILITY CREDIT COMMITMENT TO BASE FACILITY CREDIT COMMITMENT...........40
    SECTION 5.01.   Right to Convert................................................................40
    SECTION 5.02.   Procedure for Obtaining Conversion..............................................40
       SECTION 5.02(a)   Request....................................................................40
       SECTION 5.02(b)   Closing....................................................................41
    SECTION 5.03.   Limitations on Right to Convert.................................................41
       SECTION 5.03(a)   Closing Date...............................................................41
       SECTION 5.03(b)   Minimum Request............................................................41
       SECTION 5.03(c)   Maximum Conversion Right...................................................41
       SECTION 5.03(d)   Prepayment in Full.........................................................42
    SECTION 5.04.   Conditions Precedent to Conversion..............................................42
    SECTION 5.05.   Interest Rate of Base Facility Advances After Conversion.  .....................43

ARTICLE VI

    ADDITIONS OF COLLATERAL.........................................................................43
    SECTION 6.01.   Right to Add Collateral.........................................................43
    SECTION 6.02.   Procedure for Adding Collateral.................................................43
       SECTION 6.02(a)   Request....................................................................43
       SECTION 6.02(b)   Additional Information.....................................................44
       SECTION 6.02(c)   Underwriting...............................................................44
       SECTION 6.02(d)   Closing....................................................................44
    SECTION 6.03.   Conditions Precedent to Addition of an Additional Mortgaged
                    Property to the Collateral Pool ................................................45
    SECTION 6.04.   Certain Unimproved Land.........................................................46
    SECTION 6.05.   Increase in Maximum Credit Commitment and
                  Revolving Facility Credit Commitment Upon Addition................................46

ARTICLE VII

    RELEASES OF COLLATERAL..........................................................................47
    SECTION 7.01.   Right to Obtain Releases of Collateral..........................................47
    SECTION 7.02.   Procedure for Obtaining Releases of Collateral..................................48
       SECTION 7.02(a)   Request....................................................................48
       SECTION 7.02(b)   Closing....................................................................48
       SECTION 7.02(c)   Definitions................................................................49
       SECTION 7.02(d)   Payment and Application of Release Price...................................50
    SECTION 7.03.   Conditions Precedent to Release of Collateral Release Property
                    from the Collateral Pool .......................................................52
    SECTION 7.04.   Certain Unimproved Land.........................................................54






                                       ii

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

    SECTION 7.05.   Reduction of Maximum Credit Commitment and Revolving Facility
                    Credit Commitment Upon Release..................................................54

ARTICLE VIII

    EXPANSION OF CREDIT FACILITY....................................................................55
    SECTION 8.01.   Right to Increase Maximum Credit Commitment.....................................55
    SECTION 8.02.   Procedure for Obtaining Increases in Maximum Credit Commitment..................55
       SECTION 8.02(a)   Request....................................................................55
       SECTION 8.02(b)   Closing....................................................................55
    SECTION 8.03.   Limitations on Right to Increase Maximum Credit Commitment......................55
       SECTION 8.03(a)   Maximum Credit Commitment..................................................56
       SECTION 8.03(b)   Minimum Request............................................................56
    SECTION 8.04.   Conditions Precedent to Increase in Maximum Credit Commitment...................56
    SECTION 8.05.   Interest Rate of Advances After Increase in Maximum Credit Commitment...........58

ARTICLE IX

    COMPLETE OR PARTIAL TERMINATION OF REVOLVING FACILITY...........................................58
    SECTION 9.01.   Right to Complete or Partial Termination of Revolving Facility..................58
    SECTION 9.02.   Procedure for Complete or Partial Termination of Revolving Facility.............58
       SECTION 9.02(a)   Request....................................................................58
       SECTION 9.02(b)   Closing....................................................................59
    SECTION 9.03.   Conditions Precedent to Complete or Partial Termination of Revolving Facility...59

ARTICLE X

    TERMINATION OF CREDIT FACILITY..................................................................60
    SECTION 10.01.  Right to Terminate Credit Facility..............................................60
    SECTION 10.02.  Procedure for Terminating Credit Facility ......................................60
       SECTION 10.02(a)  Request....................................................................60
       SECTION 10.02(b)  Closing....................................................................60
    SECTION 10.03.  Conditions Precedent to Termination of Credit Facility..........................61

ARTICLE XI

    GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS....................................................61
    SECTION 11.01.  General Conditions..............................................................61
       SECTION 11.01(a)  Payment of Expenses........................................................61
       SECTION 11.01(b)  No Default.................................................................61
       SECTION 11.01(c)  No Insolvency..............................................................61
       SECTION 11.01(d)  No Untrue Statements.......................................................62
       SECTION 11.01(e)  Representations and Warranties.............................................62


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

       SECTION 11.01(f)  No Condemnation or Casualty................................................62
       SECTION 11.01(g)  Delivery of Closing Documents..............................................62
       SECTION 11.01(h)  Delivery of Closing Documents Relating to Initial Advance
                         Request, Collateral Addition Request or Credit Facility
                         Expansion Request..........................................................62
       SECTION 11.01(i)  Delivery of Property-Related Documents.....................................63

ARTICLE XII

    REPRESENTATIONS AND WARRANTIES..................................................................64
    SECTION 12.01.  Representations and Warranties of the Owners....................................64
       SECTION 12.01(a)  Due Organization...........................................................64
       SECTION 12.01(b)  Power and Authority........................................................64
       SECTION 12.01(c)  Due Authorization..........................................................64
       SECTION 12.01(d)  No Approvals...............................................................64
       SECTION 12.01(e)  Non-contravention; No Liens................................................65
       SECTION 12.01(f)  Pending Litigation or Other Proceedings....................................65
       SECTION 12.01(g)  Valid and Binding Obligations..............................................65
       SECTION 12.01(h)  Ownership..................................................................65
       SECTION 12.01(i)  Solvency...................................................................66
       SECTION 12.01(j)  Lines of Business..........................................................66
       SECTION 12.01(k)  Delivery of Information....................................................66
       SECTION 12.01(l)  No Material Adverse Change.................................................66
       SECTION 12.01(m)  Title Insurance............................................................66
    SECTION 12.02.  Representations and Warranties of the REIT .....................................66
       SECTION 12.02(a)  Due Organization...........................................................66
       SECTION 12.02(b)  Power and Authority........................................................67
       SECTION 12.02(c)  Due Authorization..........................................................67
       SECTION 12.02(d)  No Approvals...............................................................67
       SECTION 12.02(e)  Non-contravention; No Liens................................................67
       SECTION 12.02(f)  Pending Litigation or Other Proceedings....................................67
       SECTION 12.02(g)  Valid and Binding Obligations..............................................68
       SECTION 12.02(h)  Solvency...................................................................68
       SECTION 12.02(i)  Lines of Business..........................................................68
       SECTION 12.02(j)  Status as a Real Estate Investment Trust...................................68
       SECTION 12.02(k)  Delivery of Information....................................................68
    SECTION 12.03.  Representations and Warranties of the REIT Sub, the Property
                    Company, the Operating Partnership and TC-Oriole................................68
       SECTION 12.03(a)  Due Organization...........................................................69
       SECTION 12.03(b)  Power and Authority........................................................69
       SECTION 12.03(c)  Due Authorization..........................................................69
       SECTION 12.03(d)  No Approvals...............................................................70
       SECTION 12.03(e)  Non-contravention; No Liens................................................70

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


       SECTION 12.03(f)  Pending Litigation or Other Proceedings....................................70
       SECTION 12.03(g)  Valid and Binding Obligations..............................................70
       SECTION 12.03(h)  Solvency...................................................................71
       SECTION 12.03(i)  Lines of Business..........................................................71
       SECTION 12.03(j)  Delivery of Information....................................................71
       SECTION 12.03(k)  Ownership Interests of Harvey Schulweis and Alfred Lerner..................71
    SECTION 12.04.  Representations and Warranties of the Lender....................................71
       SECTION 12.04(a)  Due Organization...........................................................71
       SECTION 12.04(b)  Power and Authority........................................................71
       SECTION 12.04(c)  Due Authorization..........................................................71

ARTICLE XIII

    COVENANTS.......................................................................................72
    SECTION 13.01.  Affirmative Covenants of the Owners.............................................72
       SECTION 13.01(a)  Maintenance of Existence...................................................72
       SECTION 13.01(b)  Financial Statements.......................................................72
       SECTION 13.01(c)  Maintain Licenses..........................................................74
       SECTION 13.01(d)  Inform the Lender of Material Events.......................................74
       SECTION 13.01(e)  Ownership..................................................................75
       SECTION 13.01(f)  Further Assurances.........................................................75
       SECTION 13.01(g)  Replacement Reserves.......................................................76
       SECTION 13.01(h)  Single-Purpose Entities....................................................77
       SECTION 13.01(i)  Date-Down Endorsements.....................................................77
    SECTION 13.02.  Negative Covenants of the Owners................................................77
       SECTION 13.02(a)  No Amendments..............................................................77
       SECTION 13.02(b)  Transfers..................................................................77
       SECTION 13.02(c)  Change in Property Management..............................................78
       SECTION 13.02(d)  Lines of Business..........................................................79
       SECTION 13.02(e)  Limitation on Fundamental Changes .........................................79
    SECTION 13.03.  Affirmative Covenants of the REIT...............................................79
       SECTION 13.03(a)  Maintenance of Existence...................................................79
       SECTION 13.03(b)  Financial Statements.......................................................79
       SECTION 13.03(c)  Maintain Licenses..........................................................81
       SECTION 13.03(d)  Inform the Lender of Material Events.......................................81
       SECTION 13.03(e)  Ownership..................................................................83
       SECTION 13.03(f)  Status as a Real Estate Investment Trust...................................83
       SECTION 13.03(g)  Further Assurances.........................................................83
       SECTION 13.03(h)  Publicly Held REIT.........................................................83
    SECTION 13.04.  Negative Covenants of the REIT..................................................83
       SECTION 13.04(a).............................................................................83
                         Transfers..................................................................83
       SECTION 13.04(b)  Status as a Real Estate Investment Trust...................................84
       SECTION 13.04(c)  Lines of Business..........................................................85

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


       SECTION 13.04(d)  Limitation on Fundamental Changes .........................................85
    SECTION 13.05.  Affirmative Covenants of the TC Parties (other than the Owners and the REIT)...................................................................85
       SECTION 13.05(a)  Maintenance of Existence...................................................85
       SECTION 13.05(b)  Financial Statements.......................................................86
       SECTION 13.05(c)  Maintain Licenses..........................................................86
       SECTION 13.05(d)  Inform the Lender of Material Events.......................................87
       SECTION 13.05(e)  Ownership..................................................................88
       SECTION 13.05(f)  No Publicly Traded Partnership.............................................88
       SECTION 13.05(g)  Further Assurances.........................................................88
    SECTION 13.06.  Negative Covenants of the TC Parties (other than the Owners and the REIT).......................................................................88
       SECTION 13.06(a)  Transfers..................................................................89
       SECTION 13.06(b)  No Publicly Traded Partnership.............................................90
       SECTION 13.06(c)  Frequency of Requests......................................................90
       SECTION 13.06(d)  Lines of Business..........................................................90
       SECTION 13.06(e)  Limitation on Fundamental Changes..........................................90
       SECTION 13.06(f)  Transfer by Harvey Schulweis or Alfred Lerner..............................91
    SECTION 13.07.  Affirmative Covenants of the Borrowers. ........................................92
       SECTION 13.07(a)  Appraisals.................................................................92
       SECTION 13.07(b)  Expenses...................................................................92
       SECTION 13.07(c)  Capital Improvements Fund..................................................93
    SECTION 13.08.  Covenants of the Lender.........................................................95
       SECTION 13.08(a)  Cap Rates..................................................................95
       SECTION 13.08(b)  Valuations.................................................................95
       SECTION 13.08(c)  Notice to Other Institutional
                           Lenders of the TC Parties................................................96
       SECTION 13.08(d)  Insurance Claims Settlement................................................96

ARTICLE XIV

    FEES............................................................................................96
    SECTION 14.01.  Fee Definitions.................................................................96
    SECTION 14.02.  Standby Fee.....................................................................97
    SECTION 14.03.  Origination Fees................................................................97
    SECTION 14.04.  Due Diligence Fees..............................................................97
       SECTION 14.04(a)  Initial Due Diligence Fees.................................................97
       SECTION 14.04(b)  Additional Due Diligence Fees for Additional Collateral....................98
    SECTION 14.05.  Document Fees...................................................................98
    SECTION 14.06.  Legal Fees and Expenses.........................................................98
       SECTION 14.06(a)  Initial Legal Fees.........................................................98
       SECTION 14.06(b)  Additional Legal Fees and Expenses for Additional Collateral...............99
    SECTION 14.07.  MBS-Related Costs...............................................................99
    SECTION 14.08.  Other Fees......................................................................99

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


ARTICLE XV

    CASH MANAGEMENT................................................................................100

ARTICLE XVI

    EVENTS OF DEFAULT..............................................................................100
    SECTION 16.01.   Events of Default.............................................................100

ARTICLE XVII

    REMEDIES.......................................................................................103
    SECTION 17.01.   Remedies; Waivers.............................................................103
    SECTION 17.02.   No Remedy Exclusive...........................................................104
    SECTION 17.03.   No Waiver.....................................................................104
    SECTION 17.04.   No Notice.....................................................................104
    SECTION 17.05.   Application of Payments.......................................................105

ARTICLE XVIII

    RIGHTS OF FANNIE MAE...........................................................................105
    SECTION 18.01.   Special Pool Purchase Contract................................................105
    SECTION 18.02.   Assignment of Rights..........................................................105
    SECTION 18.03.   Release of Collateral.........................................................105
    SECTION 18.04.   Replacement of Lender.........................................................106
    SECTION 18.05.   Fannie Mae and Lender Fees and Expenses
              .....................................................................................106
    SECTION 18.06.   Third-Party Beneficiary.......................................................106

ARTICLE XIX........................................................................................106

    INSURANCE AND REAL ESTATE TAXES................................................................106
    SECTION 19.01.   Insurance Escrow Fund.........................................................106
    SECTION 19.02.   Taxes.........................................................................107
       SECTION 19.02(a)  Escrow....................................................................107
       SECTION 19.02(b)  Delivery of Letter of Credit..............................................107
       SECTION 19.02(c)  Letter of Credit as Additional Collateral.................................108
       SECTION 19.02(d)  Conditions for Providing and Holding Letter of Credit.....................108
       SECTION 19.02(e)  Renewal or Replacement of Letter of Credit................................109
       SECTION 19.02(f)  Default Under the Loan Documents..........................................110
       SECTION 19.02(g)  Proceeds of the Letter of Credit..........................................111
    SECTION 19.03.   Funds for Taxes, Insurance and Other Charges .................................111

ARTICLE XX.........................................................................................113

    INTEREST RATE CAPS.............................................................................113
    SECTION 20.01.  Cap Requirement................................................................113

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


    SECTION 20.02.   Terms and Conditions..........................................................113
    SECTION 20.03.   Escrow Provisions.............................................................114
       SECTION 20.03(a)  Monthly Cap Escrow Payment................................................114
       SECTION 20.03(b)  Cap Escrow Fund...........................................................114

ARTICLE XXI

    NONRECOURSE....................................................................................115
    SECTION 21.01.   Non-Recourse Liability........................................................115
    SECTION 21.02.   Special Provisions............................................................116

ARTICLE XXII

    MISCELLANEOUS PROVISIONS.......................................................................118
    SECTION 22.01.   Counterparts..................................................................118
    SECTION 22.02.   Amendments, Changes and Modifications.........................................119
    SECTION 22.03.   Payment of Costs, Fees and Expenses...........................................119
    SECTION 22.04.   Payment Procedure.............................................................119
    SECTION 22.05.   Payments on Business Days.....................................................119
    SECTION 22.06.   Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial..................120
    SECTION 22.07.   Severability..................................................................121
    SECTION 22.08.   Notices.......................................................................121
       SECTION 22.08(a)  Manner of Giving Notice...................................................121
       SECTION 22.08(b)  Change of Notice Address..................................................122
    SECTION 22.09.  Further Assurances and Corrective Instruments..................................122
       SECTION 22.09(a)  Further Assurances........................................................122
       SECTION 22.09(b)  Further Documentation.....................................................122
       SECTION 22.09(c)  Compliance with Investor Requirements.....................................122
    SECTION 22.10.   Term of this Agreement........................................................122
    SECTION 22.11.   Assignments; Third-Party Rights...............................................123
    SECTION 22.12.   Headings......................................................................123
    SECTION 22.13.   General Interpretive Principles...............................................123
    SECTION 22.14.   Interpretation................................................................123
    SECTION 22.15.   Standards for Decisions, Etc..................................................123
    SECTION 22.16.   Decisions in Writing..........................................................124
    SECTION 22.17.   (Intentionally omitted.)......................................................124
    SECTION 22.18.   Trust Liability...............................................................124
    SECTION 22.19.   Contribution Agreement........................................................124
    SECTION 22.20.   Other Purchased Documents.....................................................124
    SECTION 22.21.   Recordation Tax Indemnity.....................................................124
    SECTION 22.22.   Sale of Loan Documents in connection with Refinancing.........................125


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                                    EXHIBITS

    EXHIBIT A-1 -              Schedule of Owners
    EXHIBIT A-2 -              Schedule of Indebtedness of Owners
    EXHIBIT B-1 -              Base Facility Notes of Original Owners
    EXHIBIT B-2 -              Base Facility Note of New Owners
    EXHIBIT B-3 -              Base Facility Notes of 1993 Owners
    EXHIBIT B-4 -              Base Facility Notes of the Property Company
    EXHIBIT C   -              Revolving Facility Note
    EXHIBIT D   -              First Security Instrument
    EXHIBIT E   -              Indemnity Security Instrument
    EXHIBIT F-1 -              Collateral Assignment of Partnership
                               Interests (the Property Company)
    EXHIBIT F-2 -              Collateral Assignment of Partnership
                               Interests (REIT Sub)
    EXHIBIT G   -              Interest Rate Hedge Security, Pledge and
                               Assignment Agreement
    EXHIBIT H   -              Cash Management, Security, Pledge and
                               Assignment Agreement
    EXHIBIT I   -              Compliance Certificate
    EXHIBIT J-1 -              Guaranty of Original Owners and 1993 Owners
    EXHIBIT J-2 -              Guaranty of New Owners
    EXHIBIT K   -              Organizational Certificate
    EXHIBIT L   -              Replacement Reserve Agreement
    EXHIBIT M   -              Revolving Credit Endorsement
    EXHIBIT N   -              Tie-In Endorsement
    EXHIBIT O   -              Unimproved Land
    EXHIBIT P-1 -              Rate Setting Form (Base Facility Advance)
    EXHIBIT P-2 -              Rate Setting Form (Revolving Facility
                               Advance)
    EXHIBIT Q-1 -              Rate Confirmation Form (Base Facility
                               Advance)
    EXHIBIT Q-2 -              Rate Confirmation Form (Revolving Facility
                               Advance)
    EXHIBIT R   -              Advance Confirmation Instrument (Revolving
                               Facility Advance)
    EXHIBIT S-1 -              Future Advance Request (Base Facility
                               Advance)
    EXHIBIT S-2 -              Future Advance Request (Revolving Facility
                               Advance)
    EXHIBIT T   -              Conversion Request
    EXHIBIT U   -              Conversion Amendment
    EXHIBIT V   -              Collateral Addition Request
    EXHIBIT W   -              Collateral Addition Description Package
    EXHIBIT X   -              Collateral Release Request
    EXHIBIT Y   -              [Intentionally Omitted]
    EXHIBIT Z   -              Defeasance Conditions
    EXHIBIT AA  -              TC Parties' Confirmation of Liability
                               Certificate
    EXHIBIT BB  -              Credit Facility Expansion Request
    EXHIBIT CC  -              Revolving Facility Termination Request

    EXHIBIT DD  -              Revolving Facility Termination Amendment
    EXHIBIT EE  -              Credit Facility Termination Request
    EXHIBIT FF  -              [Intentionally Omitted]
    EXHIBIT GG  -              Operations and Maintenance Agreement
    EXHIBIT HH  -              Annual Report for a Mortgaged Property
    EXHIBIT II  -              Quarterly Report for a Mortgaged Property
    EXHIBIT JJ  -              Replacement Reserve Payment Schedules
    EXHIBIT KK  -              Replacement Reserve Report
    EXHIBIT LL  -              Capital Improvements Fund Pledge and Security
                               Agreement
    EXHIBIT MM  -              Capital Improvements Plan
    EXHIBIT NN  -              Contribution Agreement

                        MASTER CREDIT FACILITY AGREEMENT
                        --------------------------------


         THIS MASTER CREDIT FACILITY AGREEMENT is made as of the 26th day of September, 1997, by and among (i) EACH OF THE GENERAL PARTNERSHIPS SET FORTH ON EXHIBIT A-1 TO THIS AGREEMENT, each a Maryland general partnership (each, together with such additional Persons as may agree to be bound by this Agreement in the future as an Owner, being collectively referred to as the "OWNERS"),
(ii)(a)THE TOWN AND COUNTRY TRUST, a Maryland real estate investment trust (the "REIT"), (b) THE TC OPERATING LIMITED PARTNERSHIP, a Maryland limited partnership (the "OPERATING PARTNERSHIP"), (c) THE TOWN AND COUNTRY HOLDING CORPORATION, a Delaware corporation (the "REIT SUB"), (d) THE TC PROPERTY COMPANY, a Maryland general partnership (the "PROPERTY COMPANY") and (e) THE TOWN AND COUNTRY ORIOLE CORPORATION, a Delaware corporation ("TC- ORIOLE") (the REIT, the Operating Partnership, the REIT Sub, the Property Company, TC-Oriole and each of the Owners being collectively referred to as the "TC PARTIES" and individually referred to as a "TC PARTY") and (ii) WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (the "LENDER").

                                    RECITALS
                                    --------

         A. The REIT and TC-Oriole are the sole general partners of the Operating Partnership. The REIT Sub is a 1% general partner in, and the Operating Partnership is a 99% general partner in, the Property Company. The REIT Sub is a 1% general partner in, and the Property Company is a 99% general partner in, each of the 35 Owners listed on Exhibit A-1.

         B. Each of the Owners is the owner of a certain Multifamily Residential Property (capitalized terms used but not defined shall have the meanings ascribed to such terms in Article I of this Agreement), as more particularly described in EXHIBIT A-1 to this Agreement opposite the name of the Owner.

         C. Each of the 26 Owners listed on Exhibit A-1 as Owners of Asset Numbers M-1 to M-18 and P-1 to P-8 (the "ORIGINAL OWNERS") is the maker of a separate promissory note (collectively, the "ORIGINAL NOTES") in favor of The Town and Country Funding Corporation ("FUNDING CORP.") in the amount set forth opposite its Asset Number in Exhibit A-2 under the heading "Current Debt" (which amounts aggregate to $232,000,000), and has granted for the benefit of Funding Corp. a first priority deed of trust or mortgage (an "ORIGINAL OWNER'S FIRST MORTGAGE") to secure the Original Note it has made. Each of the Original Owners also executed an Amended and Restated Guaranty (an "ORIGINAL OWNER'S GUARANTY"), pursuant to which it has guaranteed the Original Notes (other than the Original
Note it has made), and has granted for the benefit of Funding Corp.

a second priority deed of trust or mortgage to secure such Original Owner's Guaranty (an "ORIGINAL OWNER'S SECOND INDEMNITY MORTGAGE").

         D. Each of the six Owners listed on Exhibit A-1 as Owners of Asset Nos. M-19, V-1 - V-4 and P-9 (the "1993 OWNERS")has executed a guaranty (a "1993 OWNER'S GUARANTY") in favor of Funding Corp., pursuant to which it has guaranteed the Original Notes, and has granted for the benefit of Funding Corp. a first priority indemnity deed of trust or mortgage (a "1993 OWNERS' FIRST INDEMNITY MORTGAGE") to secure such 1993 Owner's Guaranty and a second priority indemnity deed of trust or mortgage (a "1993 OWNER'S SECOND INDEMNITY MORTGAGE")to secure the 1993 Owner's Guaranty.

         E. Each of the three Owners listed on Exhibit A-1 as Owners of Asset Nos. M-20, V-5 and D-1 (the "NEW OWNERS") are the co-makers of a promissory note (the "NEW NOTE") in favor of The First National Bank of Maryland ("FIRST NATIONAL") in the amount of $35,000,000, and has granted for the benefit of First National a separate first priority deed of trust or mortgage to secure the New Note (a "NEW OWNER'S FIRST MORTGAGE").

         F. The REIT, the Operating Partnership and the Property Company are the co-makers of a promissory note in favor of First National in the amount of $27,000,000 (the "FIRST NATIONAL REVOLVING NOTE"). Each of the New Owners also granted for the benefit of First National a second priority deed of trust or mortgage to secure the First National Revolving Note or a guaranty thereof (a "NEW OWNER'S SECOND INDEMNITY MORTGAGE").

         G. The Property Company, the Original Owners, the 1993 Owners and the New Owners (collectively, the "INITIAL BORROWERS") have requested that the Lender establish a $375,000,000 Credit Facility in favor of the Initial Borrowers, comprised of a $300,000,000 Base Facility in favor all of the Initial Borrowers and a $75,000,000 Revolving Facility in favor of the Property Company.

         H. To effect the Credit Facility, the Lender shall, on the Initial Closing Date:

                  (1) purchase the Original Notes in the aggregate original principal amount of $232,000,000;

                  (2) amend and restate the Original Notes so that each Original Note is in the form of the Base Facility Note attached as EXHIBIT B-1 to this Agreement, and has a principal amount equal to the principal amount of the Original Note;

                  (3) purchase the New Note in the aggregate original principal amount of $35,000,000;

                  (4) amend and restate the New Note so that it is in the form of the Base Facility Note attached as EXHIBIT B-2 to this Agreement, and has a principal amount of $35,000,000;

                  (5) make loans, in the aggregate amount of $32,000,000, to the 1993 Owners, each in the amount set forth opposite its Asset Number on Exhibit A-2 under the heading "New First Debt", with the proceeds of such loan being applied, to the extent necessary, to reduce the aggregate amount of principal outstanding under the First National Revolving Note to $1,000,000, each such loan to be evidenced by a Base Facility Note in the form attached as EXHIBIT B-3 to this Agreement, in the principal amount equal to the amount set forth opposite its Asset Number in Exhibit A-2 under the heading "New First Debt";

                  (6) purchase the First National Revolving Note and release the REIT and the Operating Partnership from their obligations under the First National Revolving Note;

                  (7) amend and restate the First National Revolving Note so that it is in the form of the Base Facility Note attached as EXHIBIT B-4 to this Agreement, and has a principal amount equal to $1,000,000;

                  (8) make available to the Property Company a revolving loan facility in the initial maximum principal amount of $75,000,000 by executing this Agreement, with such loans thereunder being evidenced by a promissory note from the Property Company in the form attached as EXHIBIT C to this Agreement (the "REVOLVING FACILITY NOTE");

                  (9) purchase each of the Original Owners' Guaranties, and the 1993 Owners' Guaranties;

                  (10) amend and restate the Original Owners' Guaranties and the 1993 Owners' Guaranties, so that each is in the form attached as EXHIBIT J-1 to this Agreement (a "GUARANTY"), as the case may be, and require each of the New Owners to execute a Guaranty, in the form attached as EXHIBIT J-2 to this Agreement, pursuant to which each Owner guaranties for the benefit of the Lender the Base Facility Notes (other than any Base Facility Note made by the Owner executing the Guaranty), the

                               Revolving Facility Note and all of the other obligations of the TC Parties under the Loan Documents (other than the obligations of the Owner executing the Guaranty);

                  (11) purchase each of the Original Owners' First Mortgages and the New Owners' First Mortgages;

                  (12) amend and restate the Original Owners' First Mortgages and the New Owners' First Mortgages so that each is in the form attached as EXHIBIT D to this Agreement (with changes, to the extent applicable, to conform the Exhibit to the form prescribed from time to time by Fannie Mae for use in the State in which the Mortgaged Property is located), and receive from the 1993 Owners who are Initial Borrowers a first priority deed of trust or mortgage securing the Base Facility Note executed by such 1993 Owners in the form attached as Exhibit D to this Agreement (with changes, to the extent applicable, to conform the Exhibit to the form prescribed from time to time by Fannie Mae for use in the State in which the Mortgaged Property is located) (collectively, all of the deeds of trust and mortgages described in this paragraph (12) being referred to as the "INITIAL FIRST SECURITY INSTRUMENTS");

                  (13) purchase each of the Original Owners' Second Indemnity Mortgages;

                  (14) purchase each of the 1993 Owners' First Indemnity Mortgages and each of the 1993 Owners' Second Indemnity Mortgages, consolidate each Owner's First Indemnity Mortgage with such Owner's Second Indemnity Mortgage (as so consolidated, the "CONSOLIDATED INDEMNITY MORTGAGE"), and subordinate the Consolidated Indemnity Mortgage to such Owner's Initial First Security Instrument;

                  (15) purchase each of the New Owners' Second Indemnity Mortgages; and

                  (16) amend and restate each of the Original Owners' Second Indemnity Mortgages, the 1993 Owners' Consolidated Indemnity Mortgages and the New Owners' Second Indemnity Mortgages so that each is in the form attached as EXHIBIT E to this Agreement (with changes, to the extent applicable, to conform the Exhibit to the form prescribed from time to time by Fannie Mae for use in the State in which the Mortgaged Property is located)(collectively, all of the deeds of trust and mortgages described in this Section being referred to as the "INITIAL SECOND SECURITY INSTRUMENTS").

         I. To secure the obligations of the Owners and the Property Company under the Notes and the Guaranties, the Owners, the Property Company and the REIT Sub shall create in favor of the Lender a Collateral Pool in favor of the Lender. The Collateral Pool shall initially be comprised of the following:

                  (1)          the Initial First Security Instruments;

                  (2)          the Initial Second Security Instruments; and

                  (3) a first priority assignment of all of the partnership interests in the Owners owned by the Property Company and REIT Sub, the sole partners of each of the Owners (which assignment shall secure only the obligations of the Property Company under the Base Facility Note executed by the Property Company (but not any of the other Base Facility Notes) and the Revolving Facility Note.

         J. Each of the Security Instruments shall be cross-defaulted (i.e., a default under any Security Instrument, or under this Agreement, shall constitute a default under each Security Instrument, and this Agreement), and the Credit Facility shall be cross-collateralized (i.e., each second priority Security Instrument shall secure a Guaranty (which Guaranty will guarantee all of the TC Parties' obligations under this Agreement and the other Loan Documents issued in connection with the Credit Facility)).

         K. Subject to the terms, conditions and limitations of this Agreement, the Lender has agreed to establish the Credit Facility.

         NOW, THEREFORE, the TC Parties and the Lender, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

                  "12 MONTH VALUATION" means, for any specified date, with respect to each of the Mortgaged Properties, (a) if an Appraisal of the Mortgaged Property was more recently obtained than a Cap Rate for the Mortgaged Property, the Appraised Value of such Mortgaged Property, or
         (b) if a Cap Rate for the Mortgaged Property was more recently obtained than an Appraisal of the Mortgaged Property, the value derived by dividing--

                  (i) the Net Operating Income of such Mortgaged Property for the Trailing 12 Month Period, by

                  (ii) the most recent Cap Rate selected by the Lender pursuant to Section 13.08.

         Notwithstanding the foregoing, any 12 Month Valuation for a Mortgaged Property calculated for a date occurring before the first anniversary of the date on which the Mortgaged Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Mortgaged Property, unless the Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.

                  "ACTUAL KNOWLEDGE" means, with respect to any TC Party, the actual knowledge of (i) Harvey Schulweis, (ii) Alfred Lerner, (iii) each officer of the REIT at or above the level of vice president, (iv) each officer of the management division of the Operating Partnership at or above the level of senior vice president and (v) if one of the persons described in clauses (i) through (iv) above is not the person to whom the division manager for each Mortgaged Property reports, each other employee of the REIT or its Subsidiaries to whom the division manager for each Mortgaged Property reports.

                  "ADDITIONAL MORTGAGED PROPERTY" means each Multifamily Residential Property owned by an Owner (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the Initial Closing Date pursuant to Article VI.

                  "ADVANCE" means a loan made by the Lender to any of the Borrowers under the Credit Facility pursuant to this Agreement (or, with respect to the Initial Advance only, the note purchases described in Recital H to this Agreement).

                  "ADVANCE CONFIRMATION INSTRUMENT" shall have the meaning set forth in Section 2.03(e).

                  "AFFILIATE" or "AFFILIATED" means, when used with reference to a specified Person, (i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities.

                  "AGGREGATE DEBT SERVICE COVERAGE RATIO FOR THE ADVANCES OUTSTANDING FOR THE TRAILING 12 MONTH PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--

         (a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for all of the Mortgaged Properties

                                       TO

         (b) the Debt Service on the Advances Outstanding on the specified date.

                  "AGGREGATE FACILITY DEBT SERVICE COVERAGE RATIO FOR THE TRAILING 12 MONTH PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--

         (a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for all of the Mortgaged Properties

                                       TO

         (b)      the Facility Debt Service on the specified date.

                  "AGGREGATE FACILITY DEBT SERVICE COVERAGE RATIO FOR THE TRAILING THREE MONTH PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--

                  (a)     the product obtained by multiplying--

                          (i) the aggregate of the Net Operating Income for the Trailing Three Month Period for all of the Mortgaged Properties, by

                          (ii)    four

                                       TO

                  (b)     the Facility Debt Service on the specified date.

                  "AGGREGATE FACILITY DEBT SERVICE COVERAGE RATIOS" means the Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period and the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period. "AGGREGATE FACILITY DEBT SERVICE COVERAGE RATIO" means either the Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period or the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period.

                  "AGGREGATE LOAN TO VALUE RATIO FOR THE TRAILING 12 MONTH PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--

                  (a)          the Maximum Credit Commitment,

                                       TO

                  (b) the aggregate of the 12 Month Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.

                  "AGREEMENT" means this Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to this Agreement, each of which is hereby incorporated into this Agreement by this reference.

                  "ALLOCABLE FACILITY AMOUNT" shall have the meaning set forth in Section 7.02(c).

                  "ANNUAL REPORTS" means the annual reports for the Mortgaged Properties which the Owners are obligated to deliver to the Lender under Section 13.01(b)(1).

                  "APPRAISALS" means appraisals of a Multifamily Residential Property or Multifamily Residential Properties conforming to the requirements of Chapter 5 of Part III of the DUS Guide, and accepted by the Lender (or, if permitted by the Lender, in its sole discretion, market studies of properties in the geographical area in which the Multifamily Residential Property is located, performed in accordance with such criteria as may be required by the Lender, and accepted by the Lender).

                  "ASSIGNMENT OF PARTNERSHIP INTERESTS" means a Collateral Assignment of Partnership Interests executed by the REIT Sub or the Property Company, in the form attached as EXHIBIT F-1 OR F-2 to this Agreement.

                  "BASE FACILITY" means the agreement of the Lender to make Advances to the Borrowers pursuant to Section 2.01(b)(2).

                  "BASE FACILITY ADVANCE" shall have the meaning set forth in Section 2.01(b)(2).

                  "BASE FACILITY CREDIT COMMITMENT" means, at any time, an amount equal to $300,000,000, or such greater amount, not to exceed the Maximum Credit Commitment, as the Borrowers may elect in accordance with, and subject to, the provisions of Article V or Article VIII or as otherwise may be adjusted in accordance with the provisions of Sections 2.04, 6.05 or 7.05.

                  "BASE FACILITY NOTES" means the aggregate of each promissory note, in the form attached as Exhibit B to this Agreement, which has been issued by a Borrower to the Lender to evidence the Borrower's obligation to repay Base Facility Advances.

                  "BASE FACILITY TERMINATION FEE" means, at any time before March 31, 2007, the present value of the Fee Portion of all Base Facility Advances Outstanding on the Closing Date of a Credit Facility Termination Request which would have accrued from the Closing Date of the Credit Facility Termination Request to March 31, 2007, as determined by the Lender. The Base Facility Termination Fee is included as part of the prepayment premiums due under the Base Facility Notes, and no payment separate from the payment of such prepayment premiums shall be due from the Borrowers as a Base Facility Termination Fee. The Base Facility Termination Fee means, at any time after March 31, 2007, $0.

                  "BLENDED RATE" means, with respect to one or more Advances Outstanding on a specified date, a blended rate reflecting the weighted average, based on the respective Advances Outstanding on such date, of the different interest rates per annum of each actual Advance Outstanding on the specified date.

                  "BORROWERS" means the Property Company and each Owner that executes a Base Facility Note. Exhibit A-1 identifies each Owner and Exhibit A-2 identifies the principal amount of their respective Base Facility Notes, as of the Initial Closing Date.

                  "BUSINESS DAY" means a day on which Fannie Mae is open for business.

                  "CAP" means an interest rate cap.

                  "CAP DOCUMENTS" means the documents evidencing and governing a Cap, including a Cap Security Agreement.

                  "CAP RATE" means, for each Mortgaged Property, a capitalization rate selected by the Lender for use in determining the 12 Month Valuations.

                  "CAP SECURITY AGREEMENT" means, with respect to a Cap, the Interest Rate Hedge Security, Pledge and Assignment Agreement by and among the Borrowers, the Lender and the applicable servicer, for the benefit of the Lender, in the form attached as EXHIBIT G to this Agreement as such agreement may be amended, modified, supplemented or restated from time to time.

                  "CAP YEAR" means the 12-month period commencing on the Initial Closing Date and each anniversary thereof.

                  "CAPITAL IMPROVEMENTS PLAN" shall have the meaning set forth in Section 13.07(c).

                  "CAPITAL IMPROVEMENTS FUND PLEDGE AND SECURITY AGREEMENT" shall have the meaning set forth in Section 13.07(c).

                  "CASH MANAGEMENT AGREEMENT" means that certain Cash Management, Security, Pledge and Assignment Agreement between the Owners and the Lender in the form attached as EXHIBIT H to this Agreement.

                  "CLOSING DATE" means the Initial Closing Date and each date after the Initial Closing Date on which the funding or other transaction requested in a Request is required to take place.

                  "COLLATERAL" means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, the partnership interests in the Owners encumbered by the Assignments of Partnership Interests, or any other property securing any of the TC Parties' obligations under the Loan Documents.

                  "COLLATERAL ADDITION FEE" means, with respect to an Additional Mortgaged Property, a fee equal to the product obtained by multiplying--

                               (i)          37.5 basis points, by

                               (ii)         the amount by which the Maximum
                                            Credit Commitment is increased
                                            pursuant to Section 6.5 upon the
                                            inclusion of such Additional
                                            Mortgaged Property in the Collateral
                                            Pool.

                  "COLLATERAL ADDITION LOAN DOCUMENTS" means the Security Instrument covering an Additional Mortgaged Property and securing the obligations of the Owner under the Loan Documents, and any other documents, instruments or certificates required by the Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article VI.

                  "COLLATERAL ADDITION REQUEST" shall have the meaning set forth in Section 6.02(a).

                  "COLLATERAL POOL" means the aggregate total of the Collateral.

                  "COLLATERAL RELEASE PROPERTY" shall have the meaning set forth in Section 7.02(a).

                  "COLLATERAL RELEASE REQUEST" shall have the meaning set forth in Section 7.02(a).

                  "COMPLIANCE CERTIFICATE" means a certificate of the TC Parties in the form attached as EXHIBIT I to this Agreement.

                  "COUPON RATE" means, with respect an Advance, the interest rate (or imputed interest rate) determined by the Lender pursuant to
         Section 2.03 for the Advance.

                  "CREDIT FACILITY" means the Base Facility and the Revolving Facility.

                  "CREDIT FACILITY EXPANSION LOAN DOCUMENTS" means amendments to each Note and Security Instrument, duly executed and delivered by the parties thereto (other than the Lender), increasing the amount secured to the amount of the Maximum Credit Commitment, as expanded in accordance with Article VIII.

                  "CREDIT FACILITY EXPANSION REQUEST" shall have the meaning set forth in Section 8.02(a).

                  "CREDIT FACILITY TERMINATION DATE" means April 1, 2008.

                  "CREDIT FACILITY TERMINATION FEE" means an amount equal to the sum of--

          (i)  the Base Facility Termination Fee, if any; and

          (ii) the Revolving Facility Termination Fee, if any.

                  "CREDIT FACILITY TERMINATION REQUEST" shall have the meaning set forth in Section 10.02.

                  "DEBT SERVICE ON THE ADVANCES OUTSTANDING" means, as of any specified date, the sum of

                  (i) the amount of imputed interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the aggregate of Advances Outstanding on the specified date, which would be payable if such Advances required level monthly payments of principal and interest at the Blended Rate, in an amount necessary to fully amortize the original principal amount of the Advances Outstanding over a 25-year period commencing on the first day of the 12 month period, and

                  (ii) the amount of the Monthly Cap Escrow Payments which are payable during such 12 month period, as estimated by the Lender, with respect to the aggregate of Advances Outstanding on the specified date.

                  "DISCOUNT" means, with respect to any Advance, an amount equal to the excess of --

                  (i) the face amount of the MBS backed by the Advance, over

                  (ii) the proceeds of the sale of the MBS backed by the Advance.

                  "DUS GUIDE" means the Fannie Mae Multifamily Delegated Underwriting and Servicing (DUS) Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements (and, if such Guide is superseded by a Negotiated Transactions Guide, the term "DUS Guide" as used in this Agreement means the Negotiated Transactions Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements). All references to specific articles and sections of the DUS Guide shall be deemed references to such articles and sections as they may be amended, modified, updated, superseded, supplemented or replaced from time to time.

                  "DUS UNDERWRITING REQUIREMENTS" means the overall underwriting requirements for Multifamily Residential Properties as set forth in the DUS Guide.

                  "ENVIRONMENTAL ASSESSMENT" means, with respect to a Multifamily Residential Property, an assessment and report on environmental conditions performed in accordance with Section 204 of
         Part III of the DUS Guide and Part X of the DUS Guide.

                  "EVENT OF DEFAULT" means any event defined to be an "Event of Default" under Article XVI.

                  "EVIDENCE OF COMPLIANCE WITH PROPERTY LAWS" means evidence satisfactory to the Lender of compliance with Section 205 and 206 of
         Part III of the DUS Guide.

                  "FACILITY DEBT SERVICE" means, as of any specified date, the sum of

                  (i) the amount of imputed interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to a hypothetical amount of Advances Outstanding with the following characteristics:

                                    (1) the aggregate amount of the Advances
                               Outstanding is equal to the Maximum Credit
                               Commitment, and

                                    (2) the hypothetical Advances require level
                               monthly payments of principal and interest (at the Blended Rate) in an amount necessary to fully amortize the original principal amount of the Advances over a 25-year period commencing on the first day of the 12 month period, and

                  (ii) the amount of the Monthly Cap Escrow Payments during such 12 month period, as estimated by the Lender.

                  "FAMILY MEMBER" means, when used with reference to a specified individual, the individual's spouse, issue, parents, siblings and a trust for the benefit of the individual's spouse or issue, or both.

                  "FANNIE MAE" means the federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C.
         Section 1716 ET SEQ.

                  "FEE PORTION" means,

                               (a) with respect to a Revolving Facility Advance,
                  an amount per month equal to the product obtained by multiplying --

                               (i) the Fee Spread for the Revolving Facility Advance, by

                               (ii)   the amount of the Revolving Facility
                                      Advance, by

                               (iii)  1/12; and

                               (b) with respect to a Base Facility Advance, an
                  amount per month equal to the product obtained by multiplying

                               (i)    the Fee Spread for the Base Facility
                                      Advance, by

                               (ii) the amount of the Base Facility Advance, by

                               (iii)  1/12.

                  "FEE SPREAD" means the per annum rate of (a) with respect to a Revolving Facility Advance, 49 basis points or such other number of basis points determined pursuant to Section 2.03(d)(3), and (b) with respect to a Base Facility Advance, 34 basis points or such other number of basis points determined pursuant to Sections 2.03(d)(2) or 2.03(d)(3), as applicable.

                  "FINANCING LEASE" means any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet.

                  "FITCH" means Fitch Investors Service, Inc.

                  "FUTURE ADVANCE" means an Advance made after the Initial Closing Date.

                  "FUTURE ADVANCE REQUEST" shall have the meaning set forth in Section 4.01(a).

                  "GAAP" means generally accepted accounting principles in the United States in effect from time to time, consistently applied.

                  "GENERAL CONDITIONS" shall have the meaning set forth in
         Article XI.

                  "GOVERNMENTAL AUTHORITY" means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                  "GROSS REVENUES" means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of the Multifamily Residential Property, as determined by the Lender in accordance with the method described in paragraph 3 of Section 302.02 of Part V of the DUS Guide, except that for these purposes the "financial statements" to be used shall be deemed to refer to the Annual Reports and paragraph (b) of such paragraph 3 shall be taken into account in the Lender's discretion.

                  "GUARANTEE OBLIGATION" means, as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (the "PRIMARY OBLIGATIONS") of any third person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term "Guarantee Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

                  "GUARANTY" means an Amended and Restated Guaranty, or a Guaranty, in the form attached as EXHIBIT J-1 OR J-2 to this Agreement, from an Owner to the Lender.

                  "INCREASE CONDITIONS" shall have the meaning set forth in
         Section 2.05.

                  "INDEBTEDNESS" means, with respect to any Person, as of any specified date, without duplication, all (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) obligations of such Person under Financing Leases, (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the State of Maryland) issued or created for the account of such Person, (e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities and (f) Guarantee Obligations.

                  "INITIAL ADVANCE" means, collectively, the Base Facility Advances in the aggregate amount of $300,000,000.

                  "INITIAL ADVANCE REQUEST" shall have the meaning set forth in Section 3.01.

                  "INITIAL BORROWERS" shall have the meaning set forth in Recital G to this Agreement.

                  "INITIAL CLOSING DATE" means the date of this Agreement.

                  "INITIAL FIRST SECURITY INSTRUMENTS" shall have the meaning set forth in Recital H to this Agreement.

                  "INITIAL MORTGAGED PROPERTIES" means the Multifamily Residential Properties described on Exhibit A-1 to this Agreement.

                  "INITIAL SECOND SECURITY INSTRUMENTS" shall have the meaning set forth in Recital H to this Agreement.

                  "INITIAL SECURITY INSTRUMENTS" means the Initial First Security Instruments and the Initial Second Security
         Instruments covering the Initial Mortgaged Properties.

                  "INITIAL 12 MONTH VALUATION" means, when used with reference to specified Collateral, the 12 Month Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool.

                  "INSTITUTIONAL LENDER" means a commercial or savings bank, savings and loan association, pension fund, insurance company, endowment fund or real estate investment trust, government agency or quasi-government agency or other Person regularly engaged in the business of making loans secured by first mortgages or deeds of trust on real property.

                  "INSURANCE POLICIES" means the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instruments.

                  "INSURANCE PREMIUMS" means the aggregate amount of the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Mortgaged Properties as the Lender may require pursuant to Uniform Covenant 5 of the Security Instruments.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

                  "LENDER" shall have the meaning set forth in the first paragraph of this Agreement.

                  "LIEN" means any mortgage, deed of trust, charge (whether fixed or floating), pledge, lien, encumbrance, assignment, hypothecation, security interest, conditional sale, capital lease or other title retention, preferential right, trust arrangement or any other encumbrance, security agreement or arrangement securing any obligation of any Person.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Advance Confirmation Instruments for the Revolving Facility Advances, the Security Documents, all documents executed by the TC Parties pursuant to the General Conditions set forth in Article XI of this Agreement and any other documents executed by a TC Party from time to time in connection with this Agreement or the transactions contemplated by this Agreement.

                  "MAXIMUM AGGREGATE LOAN TO VALUE RATIO FOR THE TRAILING 12 MONTH PERIOD" means an Aggregate Loan to Value Ratio for the Trailing 12 Month Period equal to 65%.

                  "MAXIMUM CREDIT COMMITMENT" means, at any time, $375,000,000, or such greater amount, not to exceed $450,000,000, as the Borrowers may elect in accordance with, and subject to, the provisions of Article VIII, or such lesser amount, not to be below $300,000,000, as the Borrowers may elect in accordance with, and subject to, the provisions of Article IX, or as otherwise may be adjusted in accordance with the provisions of Sections 2.04, 6.05 and 7.05; provided, however, that, in accordance with Section 2.05, the Maximum Credit Commitment shall be $5,000,000 less than it would otherwise be in the absence of Section 2.05, until the date on which the Borrowers have satisfied each of the Increase Conditions.

                  "MBS" means mortgage-backed securities. An MBS which is "backed" by an Advance means that it is backed by an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the MBS to participate in the Notes and the Collateral Pool to the extent of the Advance. An MBS backed by a Revolving Facility Advance shall provide for payment of the principal sum due under the MBS not later than the second Business Day after the due date of the Revolving Facility Advance.

                  "MINIMUM AGGREGATE FACILITY DEBT SERVICE COVERAGE RATIO FOR THE TRAILING 12 MONTH PERIOD" means an Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period of 150%.

                  "MINIMUM AGGREGATE FACILITY DEBT SERVICE COVERAGE RATIO FOR THE TRAILING THREE MONTH PERIOD" means an Aggregate
         Facility Debt Service Coverage Ratio for the Trailing Three Month Period of 135%.

                  "MONTHLY CAP ESCROW PAYMENTS" shall have the meaning set forth in Section 20.03.

                  "MOODY'S means Moody's Investors Service, Inc.

                  "MORTGAGED PROPERTIES" means, collectively, the Initial Mortgaged Properties and the Additional Mortgaged Properties, but excluding each Collateral Release Property from and after the date of the release of the Collateral Release Property from the Collateral Pool.

                  "MULTIFAMILY RESIDENTIAL PROPERTY" means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Sections 201 and 203 of Part III of the DUS Guide.

                  "NET OPERATING INCOME" means, for any specified period, with respect to any Multifamily Residential Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not a part of the Collateral Pool for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was not part of the Collateral Pool shall be the Mortgaged Property's pro forma net operating income determined by the Lender in accordance with the underwriting procedures set forth in Part III of the DUS Guide.

                  "NOTE" means a Base Facility Note or the Revolving Facility Note.

                  "NOTICE ADDRESS" means

                  (a)          as to the TC Parties:

                               c/o The Town And Country Management Company
                               1700 Equitable Bank Center
                               100 South Charles Street
                               Baltimore, Maryland  21201
                               Attention:  Ms. Jennifer C. Munch
                                           Senior Vice President

                               Telecopy No.: (410) 547-0789

                  with a copy to:

                               c/o The Town and Country Trust
                               9 West 57th Street
                               50th Floor

                               New York, New York  10019-2701
                               Attention:  Mr. Harvey Schulweis

                               Telecopy No.: (212) 407-2155

                               and

                               Ballard Spahr Andrews & Ingersoll
                               555 13th Street, N.W., Suite 900 East
                               Washington, D.C. 20004-1112
                               Attention:  Allan R. Winn, Esq.

                               Telecopy No.: (202) 661-2299

                               and

                               Berick, Pearlman & Mills Co., L.P.A.
                               1350 Eaton Center
                               1111 Superior Avenue
                               Cleveland, Ohio 44114-2569
                               Attention: James H. Berick, Esq.

                               Telecopy No.: (216) 861-4929


                  and

                  (b)          as to the Lender:

                               Washington Mortgage Financial Group
                               1593 Spring Hill Road
                               Suite 400
                               Vienna, Virginia  22182
                               Attention: Ms. Leslie Dixon-Cook

                               Telecopy No.: (703) 610-1401

                  with a copy to:

                               Pepper Hamilton & Scheetz
                               1300 - 19th Street, N.W.
                               Suite 700
                               Washington, D.C.  20036
                               Attention:  Gary S. Smuckler, Esq.

                               Telecopy No.:  (202) 828-1665

                  (c)          as to Fannie Mae:

                               Fannie Mae
                               3939 Wisconsin Avenue, N.W.
                               Washington, D.C.  20016-2899

                               Attention:  Vice President for
                                           Multifamily Asset Management

                               Telecopy No.:  (202) 752-5016

                  with a copy to:

                               Arent Fox Kintner Plotkin & Kahn
                               1050 Connecticut Avenue, N.W.
                               Washington, D.C.  20036-5339
                               Attention: Gerald L. Mitchell, Esq.

                               Telecopy No.:  (202) 857-6395

                  "OBLIGATIONS" means the aggregate of the obligations of each of the TC Parties under this Agreement and the other Loan Documents.

                  "OPERATING EXPENSES" means, for any period, with respect to any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by the Lender in accordance with the method described in paragraph 3 of Section 302.02 of Part V of the DUS Guide, including replacement reserves under
         Section 13.01(g) and the Replacement Reserve Agreement.

                  "OPERATING PARTNERSHIP" shall have the meaning set forth in the first paragraph of this Agreement.

                  "ORGANIZATIONAL CERTIFICATE" means a certificate of the TC Parties in the form attached as EXHIBIT K to this Agreement.

                  "ORGANIZATIONAL DOCUMENTS" means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

                  "OUTSIDE REVIEW DATE" means, with respect to the Lender's approval of any merger or consolidation pursuant to Sections 13.04(d) or 13.06(e), the 30th day after the date on which the Lender shall have received a written notice from the Borrowers requesting the Lender's consent to the proposed merger or consolidation, except that, if, on or before such 30th day, the Lender reasonably requests any additional information concerning the merger or consolidation, the Outside Review

         Date shall be the later of (i) such 30th day or (ii) the fifth day after the Lender receives such additional information.

                  "OUTSTANDING" means, when used in connection with promissory notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, to the extent such Notes or Advances have not been repaid or defeased as of the specified date.

                  "OWNERS" means the 35 general partnerships set forth on Exhibit A-1 to this Agreement, and each other Person who becomes an Owner in accordance with the terms of this Agreement.

                  "OWNERSHIP INTERESTS" means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

                  "PERMITTED INVESTMENTS" means any of the following investments:

                  (a) (i) U.S. Government Securities and (ii) mutual funds organized under the Investment Company Act of 1940 which have an Acceptable Credit Rating from at least two of the three Rating Agencies;

                  (b) certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a combined capital, surplus and undivided profits of not less than $100,000,000, provided that the bank or trust company's short-term unsecured debt and long-term unsecured debt each has an Acceptable Credit Rating from at least two of the three Rating Agencies;

                  (c) bonds or other obligations issued by or by authority of any State of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico, and agencies thereof, or any political subdivision of any of the foregoing, whose short-term unsecured debt and long-term unsecured debt each has an Acceptable Credit Rating from at least two of the three Rating Agencies;

                  (d) repurchase agreements which are secured by U.S. Government Securities issued by an entity whose long-term unsecured debt has an Acceptable Credit Rating from at least two of the three Rating Agencies; or

                  (e) commercial paper which has an Acceptable Credit Rating from at least two of the three Rating Agencies;

         provided that any of the investments in paragraph (a) through (e) shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) 365 days from the date of their purchase or
         (y) the Business Day preceding the day before the date such amounts are required to be applied under the Loan Documents. For these purposes, the term "RATING AGENCIES" means Fitch, Moody's and S&P and the term "ACCEPTABLE CREDIT RATING" means, with respect to each Rating Agency,
         (i) with respect to short-term unsecured debt, a rating at least equal to the following:

                                            Fitch             F-1
                                            Moody's           P-1
                                            S&P               A-1,

         and (ii) with respect to all other investments and entities, a rating at least equal to the following:

                                            Fitch             AA
                                            Moody's           Aa2
                                            S&P               AA.

                  "PERMITTED LIENS" means, with respect to a Mortgaged Property,
         (i) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property and approved by the Lender, (ii) the Security Instrument encumbering the Mortgaged Property and (iii) any other Liens approved by the Lender.

                  "PERSON" means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

                  "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

                  "PRINCIPALLY ENGAGED" means, as of any specified date, with respect to any business in which a Person may be engaged, that the value of the assets of such business, calculated in accordance with GAAP, is at least 51% of the value of all of the business assets of the businesses in which the Person is engaged.

                  "PROPERTY COMPANY" shall have the meaning set forth in the first paragraph of this Agreement.

                  "QUARTERLY REPORTS" means the quarterly reports for the Mortgaged Properties which the Owners are obligated to deliver to the Lender under Section 13.01(b)(2).

                  "RECOURSE LIEN" shall have the meaning set forth in
         Section 21.02.

                  "RECOURSE TRANSFER" shall have the meaning set forth in
         Section 21.02.

                  "REIT" shall have the meaning set forth in the first paragraph of this Agreement.

                  "REIT SUB" shall have the meaning set forth in the first paragraph of this Agreement.

                  "RELEASE FEE" means, with respect to each Mortgaged Property released from the Collateral Pool pursuant to Article VII, a fee equal to $15,000.

                  "RELEASE PRICE" shall have the meaning set forth in
         Section 7.02(c).

                  "RENT ROLL" means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243, as set forth in Exhibit III-3 of the DUS Guide, or on another form approved by the Lender and containing substantially the same information as Form 4243 requires.

                  "REPLACEMENT RESERVE AGREEMENT" means the Replacement Reserve and Security Agreement, in the form attached as EXHIBIT L to this Agreement, executed by the Owners in favor of the Lender.

                  "REPLACEMENTS" means, with respect to the Mortgaged Properties, the physical items which, as of the Initial Closing Date, are capitalized by the Owners, as evidenced by reports and other information furnished by the Owners to the Lender in connection with the execution of this Agreement.

                  "REQUEST" means a Collateral Addition Request, a Collateral Release Request, a Conversion Request, a Credit Facility Expansion Request, a Credit Facility Termination Request, a Future Advance Request, an Initial Advance Request or a Revolving Facility Termination Request.

                  "REVOLVING CREDIT ENDORSEMENT" means an endorsement to a Title Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as EXHIBIT M to this Agreement.

                  "REVOLVING FACILITY" means the agreement of the Lender to make Advances to the Borrowers pursuant to Section 2.01(c)(2).

                  "REVOLVING FACILITY ADVANCE" shall have the meaning set forth in Section 2.01(c)(2).

                  "REVOLVING FACILITY AVAILABILITY PERIOD" means the period beginning on the Revolving Facility Commencement Date and ending on January 1, 2008.

                  "REVOLVING FACILITY COMMENCEMENT DATE" means the Initial Closing Date.

                  "REVOLVING FACILITY CREDIT COMMITMENT" means, at any time, an amount equal to $75,000,000, or such greater amount, not to exceed $150,000,000, as the Borrowers may elect in accordance with, and subject to, the provisions of Article VIII, or such lesser amount as the Borrowers may elect in accordance with, and subject to, the provisions of Article IX, or as otherwise may be adjusted in accordance with the provisions of Sections 2.04, 6.05 or 7.05; provided, however, that, in accordance with Section 2.05, the Revolving Facility Credit Commitment shall be $5,000,000 less than it would otherwise be in the absence of Section 2.05, until the date as on which the Borrowers have satisfied each of the Increase Conditions.

                  "REVOLVING FACILITY NOTE" means the promissory note, in the form attached as Exhibit C to this Agreement, which has been issued by the Property Company to the Lender to evidence the Property Company's obligation to repay Revolving Facility Advances.

                  "REVOLVING FACILITY TERMINATION FEE" means, with respect to a reduction in the Revolving Facility Credit Commitment pursuant to
         Article IX which occurs before March 31, 2004, an amount equal to the product obtained by multiplying--

                  (1) the reduction in the Revolving Facility Credit Commitment, by

                  (2)          0.19%, by

                  (3) the present value factor calculated using the following formula:

                         1 - (1 + R)-n
                         -------------
                              r
                         [r = Yield Rate
                          n = the number of years,
                            and any fraction thereof,
                            remaining between the
                             prepayment date and March 31, 2004]

         The "Yield Rate" means the yield rate on the 5.875% U.S. Treasury Security due on February 15, 2004 (the "Specified U.S. Treasury Security"), as the Yield Rate is reported in the Wall Street Journal on the fifth Business Day preceding, as applicable,(x) the date of the reduction in the Revolving Facility Credit Commitment, (y) the date of the Complete Revolving Facility Termination or (z) the date of Lender's acceleration of the unpaid principal balance of the Revolving Facility Note. In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's reasonable discretion. If the publication of such Yield Rates in the Wall Street Journal is discontinued, Lender shall determine such Yield Rates from another source selected by Lender. If the reduction in the Revolving Facility Credit Commitment occurs on or after March 31, 2004, the Revolving Facility Termination Fee shall equal $0.

                  "ROLLOVER ADVANCES" means a Revolving Facility Advance which is equal in face amount to an Outstanding Revolving Facility Advance which is being repaid with the proceeds of the Revolving Facility Advance. If an Outstanding Revolving Facility Advance is repaid with both the proceeds of a Revolving Facility Advance and principal amortization payments under Section 2.04, the Revolving Facility Advance shall be considered a Rollover Advance only to the extent the proceeds of the Revolving Facility Advance are applied against the Outstanding Revolving Facility Advance.

                  "SECURITY DOCUMENTS" means the Security Instruments, the Assignments of Partnership Interests, the Cap Security Agreement, the Capital Improvements Fund Pledge and Security Agreement, the Cash Management Agreement, the Replacement Reserve Agreement and any other documents executed by a TC Party from time to time to secure any of the TC Parties' obligations under the Loan Documents.

                  "SECURITY INSTRUMENT" means, for each Mortgaged Property, a separate first priority or second priority Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Rents and Security Agreement given by an Owner to or for the benefit of the Lender to secure the obligations of the Owner under a Base Facility Note or a Guaranty. With respect to each Security Instrument securing a Base Facility Note, the

         Security Instrument shall be in the form attached as Exhibit D to this Agreement, with changes, to the extent applicable, to conform the Exhibit to the form Security Instrument prescribed from time to time by Fannie Mae for use in the State in which the Mortgaged Property is located. With respect to each Security Instrument securing a Guaranty, the Security Instrument shall be in the form attached as Exhibit E to this Agreement, with changes, to the extent applicable, to conform the Exhibit to the form Security Instrument prescribed from time to time by Fannie Mae for use in the State in which the Mortgaged Property is located.

                  "SINGLE-PURPOSE" means, with respect to an Owner, that, except with respect to the transactions effected by this Agreement or the Loan Documents, such Person at all times since its formation:

                   (i)              has been a duly formed and existing
                                    partnership;

                   (ii) has been duly qualified in each jurisdiction in which such qualification was at such time required by the laws of such jurisdiction for the conduct of its business;

                   (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

                   (iv) has observed all customary formalities regarding its partnership existence;

                   (v) has accurately maintained its financial statements, accounting records and other partnership documents separate from those of any other Person, other than the other Owners;

                   (vi) has not commingled its assets or funds with those of any other Person, other than the other Owners;

                   (vii) has accurately maintained its own bank accounts, payroll and books and accounts separate from those of any other Person, other than the other Owners;

                   (viii) has paid its own liabilities from its own separate assets or from assets of the other Owners;

                   (ix) has identified itself in all dealings with the public under its own name and as a separate and distinct entity;

                   (x) has not identified itself as being a division or a part of any other Person;

                   (xi) has not identified any other Person as being a division or a part of itself;

                   (xii) has been adequately capitalized in light of its contemplated business operations;

                   (xiii) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Credit Facility or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person, other than the other Owners;

                   (xiv) has not acquired obligations or securities of any other Person, other than the other Owners;

                   (xv) has not made loans or advances to any other Person, other than the other Owners;

                   (xvi) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third party;

                   (xvii) has conducted its own business in its own name or in the name of its own Mortgaged Property;

                   (xviii) has paid the salaries of its own employees, if any, and maintained a sufficient number of employees in light of its contemplated business operations;

                   (xix) has allocated fairly and reasonably any overhead for shared office space;

                   (xx) has not pledged its assets for the benefit of any other entity;

                   (xxi) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code;

                   (xxii) has not acquired obligations or securities of its partners or Affiliates, other than the other Owners; and

                   (xxiii) has corrected any misunderstanding known to it regarding its separate identity.

                  "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

                  "STANDBY FEE" shall have the meaning set forth in Section
         14.01.

                  "SUBSIDIARY" means, when used with reference to a specified Person, (i) any Person that, directly or indirectly, through one or more intermediaries, is controlled by the specified Person, (ii) any Person of which the specified Person is, directly or indirectly, the owner of more than 50% of any voting class of Ownership Interests or
         (iii) any Person (A) which is a partnership and (B) of which the specified Person is a general partner and owns more than 50% of the partnership interests.

                  "SURVEYS" means the as-built surveys of the Mortgaged Properties prepared in accordance with the requirements of Section 113 of the DUS Guide.

                  "TC PARTIES" means the REIT, TC-Oriole, the Operating Partnership, the Property Company, the REIT Sub and the Owners.

                  "TERM OF THIS AGREEMENT" shall be determined as provided in
         Section 22.10 to this Agreement.

                  "THREE MONTH LIBOR RATE" means, as of any specified date, a fluctuating rate per annum equal to the three month London Interbank Offered Rate of interest as published in THE WALL STREET JOURNAL for the Business Day which is two Business Days prior to the specified date, said Three Month Libor Rate to change from time to time as and when the change is published. If THE WALL STREET JOURNAL ceases to publish a three month London Interbank Offered Rate, the Lender shall have the right to substitute the three month London Interbank Offered Rate published by another financial newspaper.

                  "TIE-IN ENDORSEMENT" means an endorsement to a Title Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as EXHIBIT N to this Agreement.

                  "TITLE COMPANY" means First American Title Insurance Company, c/o Midland Title Security, Inc., its authorized agent, Fifth Floor, One Erie View Place, Cleveland, Ohio 44114.

                  "TITLE INSURANCE POLICIES" means the mortgagee's policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to the requirements of
         Section 111 of the DUS Guide, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as the Lender may, from time to time, consider necessary or appropriate, whether or not required by the DUS Guide, including Revolving Credit Endorsements, if available, and Tie-In Endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in Sections 6(a)(i) and 6(a)(iii) of the Stipulations and Conditions of the policy) equal to the Maximum Credit Commitment.

                  "TRAILING 12 MONTH PERIOD" means, for any specified date, the 12 month period ending with the last day of the most recent calendar quarter for which the Quarterly Reports for the Mortgaged Properties have been delivered by the Owners to the Lender pursuant to Section 13.01(b)(2).

                  "TRAILING THREE MONTH PERIOD" means, for any specified date, the three month period ending with the last day of the most recent calendar quarter for which the Quarterly Reports for the Mortgaged Properties have been delivered by the Owners to the Lender pursuant to
         Section 13.01(b)(2).

                  "TRANSFER" means a sale, assignment, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a Lien in, a Mortgaged Property or any Ownership Interests.

                  "TRIGGERING EVENT" shall have the meaning set forth in the Cash Management Agreement.

                  "U.S. GOVERNMENT SECURITIES" means securities that are direct obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged which are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank(as defined in Section 3(a)(2) of the United States Securities Act) as custodian with respect to any such U.S.

         Government Securities or a specific payment of principal of or interest on any such U.S. Government Securities held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt).

                  "UNDERWRITING RATE" means 10.5% per annum.

                  "UNIMPROVED LAND" means any parcel of unimproved land described on EXHIBIT O to this Agreement. The Unimproved Land is included as part of certain of the Initial Mortgaged Properties. Each parcel of Unimproved Land constitutes unimproved land on which an Owner could, subject to applicable zoning, land use and similar governmental restrictions, if any, construct a separate Multifamily Residential Property.

                  "UNUSED CAPACITY" shall have the meaning set forth in Section 14.01.


                                   ARTICLE II

                               THE CREDIT FACILITY

         SECTION 2.01.   THE CREDIT FACILITY.

                  SECTION 2.01(a) ESTABLISHMENT OF THE CREDIT FACILITY. The Lender hereby establishes the Credit Facility, which shall be comprised of the Base Facility and the Revolving Facility.

                  SECTION 2.01(b) ESTABLISHMENT OF THE BASE FACILITY.

                           SECTION 2.01(b)(1) ESTABLISHMENT. The Lender hereby
                  establishes the Base Facility, upon all of the terms of this Agreement.

                           SECTION 2.01(b)(2) BASE FACILITY CREDIT COMMITMENT.
                  Subject to the terms, conditions and limitations of this Article, the Lender agrees to make an Advance to the Borrowers in the amount of the Base Facility Credit Commitment. The Initial Advance shall be made in the manner set forth in clauses (1) through (7) of Recital H to this Agreement. Each Advance made to the Borrowers pursuant to this subsection
                  (b)(2) shall be referred to as a "BASE FACILITY ADVANCE." The Borrowers may not re-borrow any part of the Base Facility Advance which it has previously borrowed and repaid. Each Base Facility Advance shall be evidenced by a new Base

                  Facility Note of one or more Borrowers (or an amendment to one or more existing Base Facility Notes) as designated in a Future Advance Request or, if in connection with a Conversion Request, comprised of the aggregate of separate Advances to each of the Borrowers, in proportion to the respective then-outstanding principal amounts of their separate Base Facility Notes, and any reference to a Base Facility Advance shall mean the aggregate of such separate Advances.

                  SECTION 2.01(c) ESTABLISHMENT OF REVOLVING FACILITY.

                           SECTION 2.01(c)(1) ESTABLISHMENT. The Lender hereby
                  establishes the Revolving Facility, upon all of the terms of this Agreement.

                           SECTION 2.01(c)(2) REVOLVING FACILITY CREDIT
                  COMMITMENT. Subject to the terms, conditions and limitations of this Article, the Lender agrees, from time to time during the Revolving Facility Availability Period, after delivery of a Request for an Advance from the Property Company, to make Advances to the Property Company. Each Advance made to the Property Company pursuant to this subsection (c)(2) shall be referred to as a "REVOLVING FACILITY ADVANCE." Subject to the terms, conditions and limitations of this Article, the Property Company may re-borrow any amounts under the Revolving Facility which it has previously borrowed and repaid under the Revolving Facility.

         SECTION 2.02. LIMITATIONS ON COMMITMENT TO MAKE ADVANCES.

                  SECTION 2.02(a) LIMITATIONS ON BASE FACILITY CREDIT COMMITMENT. The Lender's obligations to make Base Facility Advances pursuant to Section 2.01(b)(2) are subject to the following limitations:

                           SECTION 2.02(a)(1) BASE FACILITY CREDIT COMMITMENT.
                  The sum of the aggregate unpaid principal balance of Base Facility Advances Outstanding at any time shall not exceed the Base Facility Credit Commitment.

                           SECTION 2.02(a)(2) MATURITY DATE OF BASE FACILITY
                  ADVANCES. The maturity date of each Base Facility Advance shall be the Credit Facility Termination Date.

                  SECTION 2.02(b) LIMITATIONS ON REVOLVING FACILITY CREDIT COMMITMENT. The Lender's obligations to make Revolving Facility Advances pursuant to Section 2.01(c)(2) are subject to the following limitations:

                           SECTION 2.02(b)(1) TERM. The Lender shall not be
                  obligated to make any Revolving Facility Advances at any time after the expiration of the Revolving Facility Availability Period. The Lender shall not be obligated to make any Revolving Facility Advances which are not Rollover Advances at any time after the 180th day before the Credit Facility Termination Date.

                           SECTION 2.02(b)(2) REVOLVING FACILITY CREDIT
                  COMMITMENT. The aggregate unpaid principal balance of Revolving Facility Advances Outstanding at any time shall not exceed the Revolving Facility Credit Commitment.

                           SECTION 2.02(b)(3) MATURITY DATE OF REVOLVING
                  FACILITY ADVANCES. Regardless of the date on which a Revolving Facility Advance is made, the maturity date of each Revolving Facility Advance shall be a date selected by the Property Company in its Request for the Revolving Facility Advance, which date shall occur--

                           (i) on or after the date which completes three full months after the Closing Date for the Revolving Facility Advance;

                           (ii) on or before the date which completes nine full months after the Closing Date for the Revolving Facility Advance; and

                           (iii)    on the last day of a calendar month.

                  For these purposes, the year shall be deemed to consist of 12 30-day months. For example, the date which completes three full months after September 15 shall be December 15; the date which completes three full months after November 30 shall be February 28, etc.

                           SECTION 2.02(b)(4) FINAL MATURITY DATE. In no event
                  shall the maturity date of a Revolving Facility Advance be later than the Credit Facility Termination Date.

                           SECTION 2.02(b)(5) PAYMENT OF DISCOUNT AND FEE
                  PORTION. The Lender shall not be obligated to make any Revolving Facility Advance unless the Property Company pays to the Lender, in advance, the Fee Portion for the Revolving Facility Advance allocable to the first full calendar month of the MBS backed by the Revolving Facility Advance and the entire Discount for the Revolving Facility Advance. After the issuance of the Revolving Facility Advance, the Fee Portion for the Revolving Facility Advance shall be payable monthly, in advance, on the first day of the second full calendar month of the MBS backed by the Revolving Facility Advance, and on each month thereafter until the maturity date of the MBS, in accordance with the terms of the Revolving Facility Note.

                  SECTION 2.02(c) LIMITATIONS ON ANY ADVANCE. The Lender's obligations to make any Advance are subject to the following additional limitations:

                           SECTION 2.02(c)(1) MAXIMUM CREDIT COMMITMENT. The sum
                  of the aggregate unpaid principal balance of Base Facility Advances Outstanding and Revolving Facility Advances Outstanding at any time shall not exceed the Maximum Credit Commitment.

                           SECTION 2.02(c)(2) MINIMUM REQUEST. Each Future
                  Advance Request shall be in the minimum amount of $3,000,000.

                           SECTION 2.02(c)(3) SATISFACTION OF CONDITIONS
                  PRECEDENT. All conditions precedent to the making of the Advance must be satisfied within seven days after the date on which the Future Advance Request is made.

         SECTION 2.03. DETERMINATION AND CONFIRMATION OF INTEREST RATE AND OTHER TERMS OF EACH ADVANCE. The interest rate applicable to each Advance (the "COUPON RATE") and the other terms of the Advance shall be determined in accordance with the following procedure:

                  SECTION 2.03(a) QUOTE. From time to time, at the request of the Borrowers, with respect to a Base Facility Advance, or the Property Company, with respect to a Revolving Facility Advance, the Lender shall quote to the Borrowers or the Property Company, as the case may be, an estimate of the MBS Pass-Through Rate for a Fannie Mae MBS backed by the proposed Advance. The term "MBS PASS-THROUGH RATE" means, for a specified Fannie Mae MBS, the interest rate (or, with respect to non-interest bearing MBS purchased at a discount from par, the imputed interest rate), as determined by the Lender, at which the specified Fannie Mae MBS would be purchased by arm's length institutional investors (i) with respect to each Base Facility Advance, at a price in a range between 99-1/2 and 100-1/2, and (ii) with respect to each Revolving Facility Advance, at the price bid by the institutional investors. The Lender's quote shall be based on (i) a solicitation of bids from institutional investors selected by the Lender and (ii) the proposed terms and amount of the Advance selected by the Borrowers or the Property Company, as the case may be. The quote shall not be binding upon the Lender.

                  SECTION 2.03(b) RATE SETTING. If the Borrowers or the Property Company, as the case may be, satisfy all of the conditions to the Lender's obligation to make the Advance requested in the Request for the Advance delivered to the Lender, then the Borrowers or the Property Company, as the case may be, may select the MBS Pass-Through Rate by submitting to the Lender by facsimile transmission a completed and executed document, in the form attached as EXHIBIT P-1 OR P-2 to this Agreement (the "RATE SETTING FORM"), as the case may be, before 1:00 p.m. Washington, D.C. time on any Business Day (the "RATE SETTING DATE"). The Rate Setting Form (i) contains various factual certifications required by the Lender and (ii) specifies the amount, term, MBS Issue Date, MBS Delivery Date, Coupon Rate (the "MAXIMUM ANNUAL COUPON RATE"), Discount (if the Advance is a Revolving Facility Advance), Price and Closing Date for the Advance.

                  SECTION 2.03(c) RATE CONFIRMATION. Within one Business Day after receipt of the completed and executed Rate Setting Form, the Lender shall solicit bids from institutional investors selected by the Lender based on the information in the Rate Setting Form and, provided the actual Coupon Rate is at or below the Maximum Annual Coupon Rate, shall obtain a commitment for the purchase of a Fannie Mae MBS having the characteristics described in the related Rate Setting Form, and shall immediately deliver to the Borrowers or the Property Company, as the case may be, by facsimile transmission a completed document, in the form attached as EXHIBIT Q-1 OR Q-2 to this Agreement (the "RATE CONFIRMATION FORM"), as the case may be, confirming the amount, term, MBS Issue Date, MBS Delivery Date, Coupon Rate, the Discount (if the Advance is a Revolving Facility Advance), Price and Closing Date for the Advance.

                  SECTION 2.03(d) COUPON RATE.

                           SECTION 2.03(d)(1) GENERAL. Except as otherwise
                  provided in paragraphs (2), (3) and (4), the Coupon Rate for the Advance shall be the per annum rate equal to the sum of
                  (i) the MBS Pass-Through Rate for the Advance selected on the Rate Setting Date, and (ii) with respect to a Base Facility Advance, the Fee Spread for the Base Facility Advance, or, with respect to a Revolving Facility Advance, the Fee Spread for the Revolving Facility Advance.

                           SECTION 2.03(d)(2) CONVERSION. In the event the Base
                  Facility Credit Commitment increases pursuant to a conversion of the Revolving Facility Credit Commitment under Article V, the Coupon Rate for any Base Facility Advance which is allocable to the increase shall equal the sum of (i) the MBS Pass-Through Rate for the Advance selected on the Rate Setting Date, and (ii) a number of basis points determined by the Lender at the time of the increase in the Base Facility Credit Commitment, but in no event more than 49 basis points. The number of basis points determined under clause (ii) of the preceding sentence shall be the Fee Spread for such Advance.

                           SECTION 2.03(d)(3) INCREASE IN MAXIMUM CREDIT
                  COMMITMENT. In the event the Base Facility Credit Commitment or the Revolving Facility Credit Commitment increases pursuant to an increase in the Maximum Credit Commitment under Article VIII, the Coupon Rate for any Base Facility Advance or Revolving Facility Advance which is allocable to the increase shall equal the sum of (i) the MBS Pass-Through Rate for the Advance selected on the Rate Setting Date, and (ii) a number of basis points determined by the Lender at the time of the increase in the Maximum Credit Commitment. The number of basis points determined under clause (ii) of the preceding sentence shall be the Fee Spread for such Advance.

                           SECTION 2.03(d)(4) PARTIAL MONTH INTEREST.
                  Notwithstanding anything to the contrary in this Agreement, if an Advance is not made on the first day of a calendar month, the Coupon Rate for the Advance for the partial month period commencing on the Closing Date for the Advance and ending on the last day of the calendar month in which the Closing Date occurs shall be a rate determined by the Lender, based on the Lender's cost of funds, and approved in advance, in writing, by the Borrowers, pursuant to procedures mutually agreed upon by the Borrowers and the Lender.

                  SECTION 2.03(e) ADVANCE CONFIRMATION INSTRUMENT. On or before the Closing Date for a Revolving Facility Advance, the Property Company shall execute and deliver to the Lender an instrument (the "ADVANCE CONFIRMATION INSTRUMENT"), in the form attached as EXHIBIT R to this Agreement, confirming the amount, term, MBS Issue Date, MBS Delivery Date, Coupon Rate, Discount, Price and Closing Date for the Advance, and the obligation of the Property Company to repay the Revolving Facility Advance in accordance with the terms of the Revolving Facility Note and this Agreement.

         SECTION 2.04. SPECIAL AMORTIZATION REQUIREMENTS IF AGGREGATE DEBT SERVICE COVERAGE RATIO FOR ADVANCES OUTSTANDING FOR THE TRAILING 12 MONTH PERIOD IS LESS THAN 125%. If at any time during the Term of this Agreement the Aggregate Debt Service Coverage Ratio for the Advances Outstanding is less than 125%, then, until such time as the Aggregate Debt Service Coverage Ratio for the Advances Outstanding is equal to or greater than 125%, the following provisions shall apply at the Lender's option:

                  (a) the Property Company shall pay principal amortization on the Revolving Facility Advances, payable on the first day of each calendar month (commencing with the calendar month following the calendar month in which the Property Company receives a notice from the Lender stating that the Aggregate Debt Service Coverage Ratio for the Advance Outstanding is less than 125%), in an amount equal to $600,000 per month; and

                  (b) the Maximum Credit Commitment and the Revolving Facility Credit Commitment shall each be reduced, as of the first day of each calendar month (commencing with the calendar month following the calendar month in which the Property Company receives a notice from the Lender stating that the Aggregate Debt Service Coverage Ratio for the Advance Outstanding is less than 125%), in an amount equal to $600,000 per month.

If, on the date on which the Property Company pays the principal amortization, no Revolving Facility Advances are then due and payable, the Lender shall hold the payments in an interest-bearing account in a financial institution selected by the Property Company and approved by the Lender, as additional Collateral for the Credit Facility, until the next date on which Revolving Facility Advances are due and payable, at which time the Lender shall apply the amounts, including accrued interest, held by it to the amounts of the Revolving Facility Advances due and payable. If, at any time during the period in which the Property Company is paying principal amortization under this Section, there are no Revolving Facility Advances Outstanding, the principal amortization shall be paid by the Borrowers and applied against the Base Facility Advances Outstanding, and the Base Facility Credit Commitment shall be reduced by such amount. If the Revolving Facility Credit Commitment is reduced pursuant to this Section and, thereafter, the Aggregate Debt Service Coverage Ratio for the Advances Outstanding is equal to or greater than 125%, the Revolving Facility Credit Commitment shall be increased by the amount by which it had previously been reduced under this Section. If the Base Facility Credit Commitment is reduced pursuant to this Section, it shall not thereafter be increased except in accordance with the express terms of Article V, Section 6.05 or Article VIII.

         SECTION 2.05. INCREASE IN MAXIMUM CREDIT COMMITMENT AND REVOLVING FACILITY CREDIT COMMITMENT. Notwithstanding anything to the contrary in this Agreement, although the Credit Facility that has been established will continue to be a $375,000,000 Credit Facility, the Maximum Credit Commitment and the Revolving Facility Credit Commitment shall each be $5,000,000 less than it would otherwise be in the absence of this Section 2.05, until the date on which the Borrowers have satisfied each of the following conditions (collectively, the "INCREASE CONDITIONS"):

         (a)      the Capital Improvements Plan is completed;

         (b) the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than 150%;

         (c) the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is not greater than 68%;

         (d) the average occupancy rate for the Trailing Three Month Period for the Mortgaged Property described on Exhibit A- 1 as TC-Fox Haven (the "FOX HAVEN PROPERTY") is at least 89%;

         (e)      the product obtained by multiplying--

                           (i) the aggregate Gross Revenues for the Trailing Three Month Period for the Fox Haven Property, by

                           (ii)     four,

                  is at least $2,408,496;

         (f) the average occupancy rate for the Trailing Three Month Period for the Mortgaged Property described on Exhibit A- 1 as TC-Woodmoor (the "WOODMOOR PROPERTY") is at least 89%; and

         (g)      the product obtained by multiplying--

                           (i) the aggregate Gross Revenues for the Trailing Three Month Period for the Woodmoor Property, by

                           (ii)     four,

                  is at least $2,109,311.

         Notwithstanding the foregoing, if any one or more of the conditions set forth in subsections (d) to (g) are not satisfied, such condition or conditions shall nevertheless be deemed satisfied if the Borrowers or Owners grant the Lender additional Collateral in kind and amount acceptable to the Lender in its sole and absolute discretion.

         SECTION 2.06 CROSS-DEFAULT AND CROSS-REMEDY. While each Note represents a separate and independent obligation of each Borrower, the Borrowers nevertheless agree that if any Borrower fails to pay fully, when due, any amount payable under any Note or any other Loan Document, then the Lender may elect to treat such default with respect to such Note or other Loan Document as being a default under the Note, Guaranty and Security Instruments of each other Borrower. It is a material part of the consideration for the Lender's execution and delivery of this Agreement that there cannot occur an Event of Default with respect to one TC Party or one Mortgaged Property or under one Note or other Loan Document, without the occurrence of such Event of Default constituting, and resulting in, an Event of Default with respect to all TC Parties, all Mortgaged Properties, all Notes, this Agreement and the other Loan Documents. Accordingly, the Borrowers expressly agree that irrespective of the actual payments made by any of them under the Notes, this Agreement or the other Loan Documents, if the aggregate amount actually paid is not sufficient to pay fully and timely all such Obligations, then an Event of Default shall be deemed to exist as to all of the Loan Documents of all TC Parties, notwithstanding that the amount paid was sufficient to pay fully some but not all of the amounts then due and owing with respect to the Notes or other Obligations. Nothing in this Section shall be construed to prohibit one TC Party from paying or performing Obligations on behalf of another TC Party or limit in any way the liability of any TC Party under this Agreement or the other Loan Documents.


                                   ARTICLE III

                                 INITIAL ADVANCE

         SECTION 3.01. REQUEST. The Borrowers hereby make a request (the "INITIAL ADVANCE REQUEST") for the Lender to make the Initial Advance. If all conditions contained in Section 3.02 are satisfied, on or before the Initial Closing Date, the Lender shall make the Initial Advance on the Initial Closing Date, or on another date selected by the Borrowers and approved by the Lender.

         SECTION 3.02. CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Lender to make the Initial Advance is subject to the following conditions precedent:

                  SECTION 3.02(a) The delivery to the Title Company, and the filing and/or recording in all applicable jurisdictions, of all applicable Loan Documents required by the Lender, including duly executed and delivered original copies of the Initial Security Instruments and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Liens created by the applicable Initial Security Instruments and any other Loan Documents creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

                  SECTION 3.02(b) The receipt by the Lender, dated as of the Initial Closing Date, in form and substance satisfactory to the Lender in all respects, of a favorable substantive consolidation opinion of Borrowers' counsel; and

                  SECTION 3.02(c) The satisfaction of all General Conditions set forth in Article XI.


                                   ARTICLE IV

                                 FUTURE ADVANCES

         SECTION 4.01. PROCEDURE FOR OBTAINING FUTURE ADVANCES.

                  SECTION 4.01(a) REQUEST. In order to obtain a Future Advance, the Property Company (if the Future Advance is a Revolving Facility Advance) or the Borrowers (if the Future Advance is a Base Facility Advance) may from time to time deliver a written request for a Future Advance (a "FUTURE ADVANCE REQUEST") to the Lender, in the form attached as EXHIBIT S-1 OR S-2 to this Agreement, as the case may be. Each Future Advance Request shall be accompanied by (and no Future Advance Request shall be effective unless it is accompanied by) the following:

                           (i) a designation of the amount of the Future Advance
                  requested;

                           (ii) if the Future Advance Request is for a Revolving
                  Facility Advance, a designation of the maturity date of the Revolving Facility Advance; and

                           (iii) all documents, instruments and certificates
                  required to be delivered pursuant to the conditions contained in Section 4.02.

                  SECTION 4.01(b) CLOSING. If all conditions contained in
         Section 4.02 are satisfied, and the Lender has delivered the Rate Confirmation Form to the Borrowers or the Property Company, as the case may be, the Lender shall make the Future Advance requested in the Future Advance Request, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring not more than 10 Business Days after the Lender's receipt of the Future Advance Request, the Borrowers' or the Property Company's receipt of the Rate Confirmation Form, and the satisfaction of all conditions contained in Section 4.02.

         Section 4.02. CONDITIONS PRECEDENT TO FUTURE ADVANCES. The obligation of the Lender to make Future Advances is subject to the following conditions precedent:

                  SECTION 4.02(a) With respect to any Future Advances (other than Rollover Advances), after giving effect to the requested Future Advance, the Aggregate Debt Service Coverage Ratio for the Advances Outstanding for the Trailing 12 Month Period is not less than 125%;

                  SECTION 4.02(b) Receipt by the Lender of a facsimile copy of the Advance Confirmation Instrument (if a Revolving Facility Advance), duly executed by the Property Company, with an undertaking on the part of the Property Company to deliver the original of the Advance Confirmation Instrument to the Lender on the Closing Date;

                  SECTION 4.02(c) For any Title Insurance Policy not containing a Revolving Credit Endorsement, receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 4.02(d) With respect to the first Revolving Facility Advance issued under the Revolving Facility, the delivery to the Lender of a Cap complying with all of the terms and conditions of Article XX; and

                  SECTION 4.02(e) The satisfaction of all General Conditions set forth in Article XI.


                                    ARTICLE V

               CONVERSION OF REVOLVING FACILITY CREDIT COMMITMENT
                       TO BASE FACILITY CREDIT COMMITMENT

         SECTION 5.01. RIGHT TO CONVERT. Subject to the terms, conditions and limitations set forth in this Article, the Borrowers shall have the right, at any time or from time to time before March 31, 2005, to convert all or a portion of a Revolving Facility Credit Commitment to the Base Facility Credit Commitment, in which event the Revolving Facility Credit Commitment shall be reduced by, and the Base Facility Credit Commitment shall be increased by, the amount of the conversion.

         SECTION 5.02. PROCEDURE FOR OBTAINING CONVERSION.

                  SECTION 5.02(a) REQUEST. In order to obtain a conversion of all or a portion of the Revolving Facility Credit Commitment to the Base Facility Credit Commitment, the Borrowers may from time to time deliver a written request for a conversion (a "CONVERSION REQUEST") to the Lender, in the form attached as EXHIBIT T to this Agreement. Each Conversion

         Request shall be accompanied by (and no Conversion Request shall be effective unless it is accompanied by) the following:

                           (i) A designation of the amount of the conversion;

                           (ii) A designation of any Revolving Facility Advances
                  Outstanding which will be prepaid on the Closing Date for the conversion; and

                           (iii) All documents, instruments and certificates
                  required to be delivered pursuant to the conditions contained in Section 5.04.

                  SECTION 5.02(b) CLOSING. If none of the limitations contained in Section 5.03 is violated, and all conditions contained in Section
         5.04 are satisfied, the Lender shall permit the requested conversion, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 15 Business Days after the Lender's receipt of the Conversion Request and the satisfaction of all conditions contained in Section 5.04, by executing and delivering, all at the sole cost and expense of the Borrowers, an amendment to this Agreement, in the form attached as EXHIBIT U to this Agreement, together with all amendments to the Notes and Security Documents and other applicable Loan Documents, in form and substance satisfactory to the Lender, reflecting the change in the Base Facility Credit Commitment and the Revolving Facility Credit Commitment. The documents and instruments referred to in the preceding sentence are referred to in this Article as the "CONVERSION DOCUMENTS."

         SECTION 5.03. LIMITATIONS ON RIGHT TO CONVERT. The right of the Borrowers to convert all or a portion of the Revolving Facility Credit Commitment to the Base Facility Credit Commitment is subject to the following limitations:

                  SECTION 5.03(a) CLOSING DATE. The Closing Date shall occur on or before March 31, 2005.

                  SECTION 5.03(b) MINIMUM REQUEST. Each Request for a conversion shall be in the minimum amount of $5,000,000.

                  SECTION 5.03(c) MAXIMUM CONVERSION RIGHT. If, after the conversion, the aggregate unpaid principal balance of all Revolving Facility Advances Outstanding will exceed the Revolving Facility Credit Commitment, the Borrowers shall be obligated to prepay, on or before the Closing Date for the conversion, an amount of Revolving Facility Advances Outstanding which is at least equal to the amount of the excess.

                  SECTION 5.03(d) PREPAYMENT IN FULL. Any Revolving Facility Advance to be prepaid in accordance with this Article must be prepaid in full, not in part.

         SECTION 5.04. CONDITIONS PRECEDENT TO CONVERSION. The right of the Borrowers to convert all or a portion of the Revolving Facility Credit Commitment to the Base Facility Credit Commitment and the obligation of the Lender to deliver the Conversion Documents on the Closing Date are subject to the following conditions precedent:

                  SECTION 5.04(a) Either:

                           (1) on the date on which the closing of the
                  Conversion Request occurs:

                                    (i) one or more of the Borrowers shall have
                           requested and shall have received a Base Facility Advance which is allocable to the increase in the Base Facility Credit Commitment requested in the Conversion Request in an amount as to each such Borrower requested by the Borrowers and approved by the Lender in its discretion; and

                                    (ii) the Coupon Rate for such Base Facility
                           Advance is equal to or less than the Underwriting
                           Rate;

                  or

                           (2) after giving effect to the requested conversion:

                                    (i) the Aggregate Facility Debt Service
                           Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period;

                                    (ii) the Aggregate Facility Debt Service
                           Coverage Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                                    (iii) the Aggregate Loan to Value Ratio for
                           the Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

                  SECTION 5.04(b) Payment by the Property Company in full of any Revolving Facility Advances Outstanding which the

         Property Company has designated for prepayment, including any charges under the Revolving Facility Advance;

                  SECTION 5.04(c) Receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 5.04(d) Receipt by the Lender of one or more counterparts of each Conversion Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Conversion Document; and

                  SECTION 5.04(e) The satisfaction of all General Conditions set forth in Article XI.

         SECTION 5.05. INTEREST RATE OF BASE FACILITY ADVANCES AFTER CONVERSION. In the event the Base Facility Credit Commitment increases pursuant to a conversion of the Revolving Facility Credit Commitment under this Article, the Coupon Rate for any Base Facility Advance which is allocable to the increase shall equal the rate set forth in Section 2.03(d)(2).


                                   ARTICLE VI

                             ADDITIONS OF COLLATERAL

         SECTION 6.01. RIGHT TO ADD COLLATERAL. Subject to the terms and conditions of this Article, the Borrowers shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pool in accordance with the provisions of this Article.

         SECTION 6.02.   PROCEDURE FOR ADDING COLLATERAL.

                  SECTION 6.02(a) REQUEST. In order to add a Multifamily Residential Property to the Collateral Pool, the Borrowers may, not more than once each calendar quarter, deliver a written request (the "COLLATERAL ADDITION REQUEST") to the Lender, in the form attached as
         EXHIBIT V to this Agreement, to add an Additional Mortgaged Property to the Collateral Pool. Each Collateral Addition Request shall be accompanied by (and no Collateral Addition Request shall be effective unless it is accompanied by) the following:

                  (1) The information relating to the proposed Additional Mortgaged Property required by the form attached as EXHIBIT W to this Agreement (the "COLLATERAL ADDITION DESCRIPTION

         PACKAGE"), as amended from time to time to include information required under the DUS Guide;

                  (2) The payment of all Additional Collateral Due Diligence Fees pursuant to Sections 14.04(b); and

                  (3) All documents, instruments, and certificates required to be delivered pursuant to the conditions contained in Section 6.03.

                      SECTION 6.02(b) ADDITIONAL INFORMATION. The Borrowers shall promptly deliver to the Lender any additional information concerning the proposed Additional Mortgaged Property that the Lender may from time to time reasonably request.

                      SECTION 6.02(c) UNDERWRITING. The Lender shall evaluate the proposed Additional Mortgaged Property, and shall make underwriting determinations as to the Aggregate Facility Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period applicable to the Collateral Pool, on the basis of 12 Month Valuations made with respect to the proposed Additional Mortgaged Property, and otherwise in accordance with Fannie Mae's DUS Underwriting Requirements. Within 25 Business Days after receipt of (i) the Collateral Addition Request for the proposed Additional Mortgaged Property and (ii) all reports, certificates and documents to be prepared by third parties in connection with the underwriting requirements, the Lender shall notify the Borrowers whether or not it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool and, if it shall so consent, shall set forth the Aggregate Facility Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period which it estimates shall result from the addition of the proposed Additional Mortgaged Property to the Collateral Pool. If the Lender declines to consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Lender shall include, in its notice, a brief statement of the reasons for doing so. Within five Business Days after receipt of the Lender's notice that it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrowers shall notify the Lender whether or not they elect to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool. If the Borrowers fail to respond within the period of five Business Days, they shall be conclusively deemed to have elected not to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool.

                  SECTION 6.02(d) CLOSING. If, pursuant to subsection (c), the Lender consents to the addition of the proposed

           Additional Mortgaged Property to the Collateral Pool, the Borrowers timely elect to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool and all conditions contained in
           Section 6.03 are satisfied, the Lender shall permit the proposed Additional Mortgaged Property to be added to the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within five Business Days after the Lender's receipt of the Borrowers' election and the satisfaction of all conditions contained in Section 6.03.

         SECTION 6.03. CONDITIONS PRECEDENT TO ADDITION OF AN ADDITIONAL MORTGAGED PROPERTY TO THE COLLATERAL POOL. The right of the Borrowers to add an Additional Mortgaged Property to the Collateral Pool on the Closing Date applicable to the Additional Mortgaged Property is subject to the following conditions precedent:

                  SECTION 6.03(a) On the Closing Date for the addition of the Additional Mortgaged Property to the Collateral Pool:

                           (i) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period;

                           (ii) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                           (iii)the Aggregate Loan to Value Ratio for the
                  Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

                  SECTION 6.03(b) The payment by the Borrowers of the Collateral Addition Fee;

                  SECTION 6.03(c) The delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions as of the Closing Date, all applicable Collateral Addition Loan Documents required by the Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate instruments, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Collateral Addition Loan Document creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

                  SECTION 6.03(d) If the Title Insurance Policy for the Additional Mortgaged Property contains a Tie-In Endorsement, an endorsement to each other Title Insurance Policy containing a Tie-In Endorsement, adding a reference to the Additional Mortgaged Property;

                  SECTION 6.03(e) In the event the Additional Mortgaged Property is owned by a Person who is not an Owner, such Person shall execute a Guaranty, by which it is added as an Owner and agrees to guarantee all of the TC Parties' obligations under this Agreement and the other Loan Documents and such Guaranty shall be secured by a Security Instrument granted by such Person; and

                  SECTION 6.03(f) The satisfaction of all General Conditions set forth in Article XI.

         SECTION 6.04. CERTAIN UNIMPROVED LAND. The value of any parcel of Unimproved Land, and any Net Operating Income allocable to any parcel of Unimproved Land, shall not be taken into account in the Aggregate Facility Debt Service Coverage Ratios or Aggregate Loan to Value Ratio for the Trailing 12 Month Period until such time as the Borrowers or Owners construct a Multifamily Residential Property on the Unimproved Land and add the Unimproved Land as an Additional Mortgaged Property pursuant to this Article VI. Nothing in the foregoing shall be construed as the Lender's consent to any such construction.

         SECTION 6.05. INCREASE IN MAXIMUM CREDIT COMMITMENT AND REVOLVING FACILITY CREDIT COMMITMENT UPON ADDITION. If, prior to or concurrently with the addition of an Additional Mortgaged Property to the Collateral Pool under this
Article VI, the Maximum Credit Commitment and the Revolving Facility Credit Commitment have been decreased pursuant to Section 7.05, then--

         SECTION 6.05(a) the Maximum Credit Commitment shall be increased by the lesser of (i) the aggregate net amount (that is, after giving effect to all prior decreases and increases) by which the Maximum Credit Commitment theretofore has been reduced pursuant to Section 7.05 or (ii) the product obtained by multiplying the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period by the Initial 12 Month Valuation of the Additional Mortgaged Property (and, in such event, the Base Facility Notes bearing the increase shall be amended, in a manner acceptable to the Lender, to reflect the increase and the fact that the interest rate applicable to such Base Facility Advance shall accrue interest at a different Coupon Rate from the interest rate for the Base Facility Notes delivered on the Initial Closing Date);

         SECTION 6.05(b) the Revolving Facility Credit Commitment shall be increased by the lesser of (i) the aggregate net amount (that is, after giving effect to all prior decreases and increases) by which the Revolving Facility Credit Commitment theretofore has been reduced pursuant to Section 7.05 or (ii) the product obtained by multiplying the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period by the Initial 12 Month Valuation of the Additional Mortgaged Property; and

         SECTION 6.05(c) the Base Facility Credit Commitment shall be increased by the excess, if any, of the amount by which the Maximum Credit Commitment has been increased under paragraph (a) above, over (ii) the amount by which the Revolving Facility Credit Commitment has been increased pursuant to paragraph
                           (b) above.


                                   ARTICLE VII

                             RELEASES OF COLLATERAL

         SECTION 7.01. RIGHT TO OBTAIN RELEASES OF COLLATERAL. Subject to the terms and conditions of this Article, the Borrowers shall have the right to obtain a release of a Mortgaged Property from the Collateral Pool (and a concurrent release of any Owner from its obligations under the Loan Documents if, after the release of the Mortgaged Property, the Owner will not own any Mortgaged Property), in accordance with the provisions of this Article.

         SECTION 7.02. PROCEDURE FOR OBTAINING RELEASES OF COLLATERAL.

                  SECTION 7.02(a) REQUEST. In order to obtain a release of Collateral from the Collateral Pool, the Borrowers may, not more than once each calendar quarter, deliver a written request for the release of the Collateral from the Collateral Pool (the "COLLATERAL RELEASE REQUEST") to the Lender, in the form attached as EXHIBIT X to this Agreement. The Collateral Release Request shall not result in a termination of all or any part of the Credit Facility. The Borrowers may only terminate all or any part of the Credit Facility by delivering a Revolving Facility Termination Request or Credit Facility Termination Request pursuant to Articles IX or X. The Collateral Release Request shall be accompanied by (and the Collateral Release Request shall not be effective unless it is accompanied by) the following:

                           (i) The name, address and location of the Mortgaged
                  Property to be released from the Collateral Pool (the "COLLATERAL RELEASE PROPERTY"); and

                           (ii) All documents, instruments and certificates
                  required to be delivered pursuant to the conditions contained in Section 7.03.

                  SECTION 7.02(b) CLOSING. If all conditions contained in
         Section 7.03 are satisfied, the Lender shall cause the Collateral Release Property to be released from the Collateral Pool, on a Closing Date selected by the Lender, and occurring within 15 Business Days after the Lender's receipt of the Collateral Release Request and the satisfaction of all conditions contained in Section 7.03, by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrowers, (i) instruments, in the form customarily used by the Lender for releases in the jurisdiction governing the perfection of the security interest being released, releasing the applicable Security Instrument as a Lien on the Collateral Release Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements perfecting a Lien on the portion of the Collateral Release Property comprised of personal property and (ii) instruments releasing the Owner who owns the Collateral Release Property from its obligations under any Base Facility Note it has executed and the other Loan Documents (if, after giving effect to the release, the Owner will not own any Mortgaged Properties). If the Owner is to be released pursuant to the preceding sentence, then the Property Company shall assume the indebtedness evidenced by the Base Facility Note made by such Owner by executing an amendment to the Base Facility Note previously made by the Property Company, in a form approved by the Lender; provided, however, if the Borrowers add an Additional Mortgaged Property to the Collateral Pool in a transaction which is substantially contemporaneous with the release, then the Lender shall have the right to require the new Owner to assume the indebtedness evidenced by the Base Facility Note made by the Owner being released, by executing a novation, new Base Facility Note or other document in form and substance satisfactory to the Lender, and by granting for the benefit of the Lender a Security Instrument to secure its obligations with respect to such indebtedness. The documents and instruments referred to in the preceding two sentences are collectively referred to in this Article as the "COLLATERAL RELEASE DOCUMENTS."

                  SECTION 7.02(c) DEFINITIONS. For purposes of this Agreement,

                      the term "ALLOCABLE FACILITY AMOUNT" means, with respect to each Mortgaged Property, an amount equal to the product obtained by multiplying--

                                    (i) the Maximum Aggregate Loan to Value
                           Ratio, by

                                    (ii) the Initial 12 Month Valuation of the
                           Mortgaged Property;

                  the term "MAXIMUM CREDIT COMMITMENT REDUCTION AMOUNT" means an amount equal to--

                  (i) 100% of the Allocable Facility Amount for the Mortgaged Property if, immediately after the release:

                                    (1) the Aggregate Facility Debt Service
                           Coverage Ratio for the Trailing 12 Month Period is not less than 155%;

                                    (2) the Aggregate Facility Debt Service
                           Coverage Ratio for the Trailing Three Month Period is not less than 140%; and

                                    (3) the Aggregate Loan to Value Ratio for
                           the Trailing 12 Month Period is not greater than 60%;

                                                     OR

                  (ii) 125% of the Allocable Facility Amount for the Mortgaged Property, in all other cases; and
                  the term "RELEASE PRICE" means the minimum amount, if any, of Advances Outstanding which are required to be repaid or defeased so that (after giving effect to the transactions in this Section) the Revolving Facility Advances Outstanding do not exceed the Revolving Facility Credit Commitment and the Base Facility Advances Outstanding do not exceed the Base Facility Credit Commitment.

                  SECTION 7.02(d) PAYMENT AND APPLICATION OF RELEASE PRICE.

                           SECTION 7.02(d)(1) The Borrowers shall pay the
                  Release Price to the Lender, and the Release Price shall be applied as follows:

                           (i) first, to the repayment of Revolving Facility Advances Outstanding, until the amount of Revolving Facility Advances Outstanding equals zero; and

                           (ii) next, at the Borrowers' option, to be exercised by giving the Lender a notice at the time of the Borrowers' delivery of the Collateral Release Request, either--

                                    (A)      to the partial prepayment of the
                                             Base Facility Advances Outstanding,
                                             or

                                    (B)      to the partial defeasance of the
                                             Base Facility Advances Outstanding,
                                             in accordance with the following
                                             procedure:

                                             (I)      the Closing Date for the
                                                      defeasance shall occur not
                                                      less than 60 days after
                                                      the date on which the
                                                      Borrowers deliver the
                                                      Collateral Release
                                                      Request;

                                             (II)     the Borrowers shall have
                                                      paid all accrued and
                                                      unpaid interest on all
                                                      Base Facility Advances
                                                      being defeased;

                                             (III)    the Borrowers shall have
                                                      delivered United States
                                                      Government Securities with
                                                      terms that will be
                                                      sufficient to make
                                                      scheduled payments on the
                                                      Base Facility Advances
                                                      being defeased; and

                                             (IV)     the Borrowers shall have
                                                      complied with the
                                                      additional conditions
                                                      described in EXHIBIT Z to
                                                      this Agreement.

                           SECTION 7.02(d)(2) In addition to the Release Price,
                  the Borrowers shall pay to the Lender all associated prepayment premiums and other charges due under the Notes and any Advance Confirmation Instruments evidencing the Advances being repaid.

                           SECTION 7.02(d)(3) If, on the date on which the
                  Borrowers pay the Release Price, no Revolving Facility Advances are then due and payable, the Lender shall hold the payments in an interest-bearing account in a financial institution selected by the Borrowers and approved by the Lender, as additional Collateral for the Credit Facility, until the next date on which Revolving Facility Advances are due and payable, at which time the Lender shall apply the amounts, including accrued interest, held by it to the amounts of the Revolving Facility Advances due and payable. For purposes of applying clause (d)(1)(i) above, the Revolving Facility Advances Outstanding will be deemed to have been repaid at the time the Release Price is paid.

                           SECTION 7.02(d)(4) Nothing in this Section shall be
                  construed as a waiver of the conditions to a release set forth in Sections 7.03(a) and (b), and if, upon payment of the Release Price, either of the conditions set forth in Sections 7.03(a) or (b) will not satisfied, the Lender shall not be obligated to make the release unless, concurrently with or prior to the release, the Borrowers repay such additional Advances Outstanding as may be necessary to satisfy the conditions set forth in Sections 7.03(a) and (b) and satisfy each of the other conditions set forth in Section 7.03.

         SECTION 7.03. CONDITIONS PRECEDENT TO RELEASE OF COLLATERAL RELEASE PROPERTY FROM THE COLLATERAL POOL. The right of the Borrowers to obtain a release of a Collateral Release Property from the Collateral Pool and the obligation of the Lender to release a Collateral Release Property from the Collateral Pool by executing and delivering the Collateral Release Documents on the Closing Date, are subject to the following conditions precedent:

                  SECTION 7.03(a) Immediately before giving effect to the requested release:

                           (1) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period;

                           (2) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                           (3) the Aggregate Loan to Value Ratio for the
                  Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

                  SECTION 7.03(b) Immediately after giving effect to the requested release:

                           (1) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing 12 Month Period is not less than the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period in effect immediately before giving effect to the requested release;

                           (2) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing Three Month Period is not less than the Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period in effect immediately before giving effect to the requested release; and

                           (3) the Aggregate Loan to Value Ratio for the
                  Trailing 12 Month Period is not greater than the Aggregate Loan to Value Ratio for the Trailing 12 Month Period in effect immediately before giving effect to the requested release.

                  SECTION 7.03(c) Payment of the Release Price for the Collateral Release Property;

                  SECTION 7.03(d) Payment of the Release Fee for the Collateral Release Property;

                  SECTION 7.03(e) Receipt by the Lender on the Closing Date of one or more counterparts of each Collateral Release Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Collateral Release Document;

                  SECTION 7.03(f) If the Lender determines the Collateral Release Property to be one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (the "REMAINING MORTGAGED PROPERTIES"), the Lender's determination that the Remaining Mortgaged Properties can be operated separately from the Collateral Release Property and any other phases of the project which are not Mortgaged Properties. In making this determination, the Lender shall evaluate whether the Remaining Mortgaged Properties comply with the terms of Section 203 and 208 of the DUS Guide, which, as of the date of this Agreement, require, among other things, that a phase which constitutes collateral for a loan made in accordance with the terms of the DUS Guide (i) have adequate ingress and egress to existing public roadways, either by location of the phase on a dedicated, all-weather road or by access to such a road by means of a satisfactory easement, (ii) have access which is sufficiently attractive and direct from major thoroughfares to be conducive to continued good marketing, (iii) have a location which is not (A) inferior to other phases, (B) such that inadequate maintenance of other phases would have a significant negative impact on the phase, and (C) such that the phase is visible only after passing through the other phases of the project and (iv) comply with such other issues as are dictated by prudent practice;

                  SECTION 7.03(g) Endorsements to the Tie-In Endorsements of the Title Insurance Policies, if deemed necessary by the Lender, in its reasonable judgment, to reflect the release;

                  SECTION 7.03(h) Receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 7.03(i) Receipt by the Lender on the Closing Date of a writing, dated as of the Closing Date, signed by the TC Parties, in the form attached as EXHIBIT AA to this Agreement, pursuant to which the TC Parties confirm that their obligations under the Loan Documents are not adversely affected by the release of the Collateral Release Property from the Collateral;

                  SECTION 7.03(j) Immediately after giving effect to the release, there shall be at least 25 Mortgaged Properties in the Collateral Pool and such Mortgaged Properties shall be located in at least two states (other than Delaware); and

                  SECTION 7.03(k) The satisfaction of all General Conditions set forth in Article XI.

         SECTION 7.04. CERTAIN UNIMPROVED LAND. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, any release of any parcel of Unimproved Land prior to the date on which any such parcel of Unimproved Land becomes an Additional Mortgaged Property in accordance with
Article VI may be made for a Release Price of $0 and a Release Fee of $0 and the sole condition to such release shall be that there shall exist no Event of Default on the Closing Date for the release.

         SECTION 7.05. REDUCTION OF MAXIMUM CREDIT COMMITMENT AND REVOLVING FACILITY CREDIT COMMITMENT UPON RELEASE. Upon the release of a Collateral Release Property from the Collateral Pool pursuant to this Article VII:

         (a) the Maximum Credit Commitment shall be reduced by the Maximum Credit Commitment Reduction Amount for the Collateral Release Property;

         (b) the Revolving Facility Credit Commitment shall be reduced by the lesser of (i) the Maximum Credit Commitment Reduction Amount or (ii) the Revolving Facility Credit Commitment in effect immediately preceding the reduction in the Maximum Credit Commitment pursuant to paragraph (a) above; and

         (c) the Base Facility Credit Commitment shall be reduced by the excess, if any, of--

                           (1) the amount by which the Maximum Credit Commitment has been reduced under paragraph
                                    (a) above, over

                           (2) the amount by which the Revolving Facility Credit Commitment has been reduced under paragraph (b) above.

                                  ARTICLE VIII

                          EXPANSION OF CREDIT FACILITY

         SECTION 8.01. RIGHT TO INCREASE MAXIMUM CREDIT COMMITMENT. Subject to the terms, conditions and limitations of this Article, the Borrowers shall have the right, at any time or from time to time before the Credit Facility Termination Date, to increase the Maximum Credit Commitment. In the event the Maximum Credit Commitment increases pursuant to this Article, the Base Facility Credit Commitment or the Revolving Facility Credit Commitment, or both, shall increase by amounts selected by the Borrowers pursuant to Section 8.02, provided that the sum of increases, if any, in each shall equal the amount of the increase in the Maximum Credit Commitment.

         SECTION 8.02. PROCEDURE FOR OBTAINING INCREASES IN MAXIMUM CREDIT COMMITMENT.

                  SECTION 8.02(a) REQUEST. In order to obtain an increase in the Maximum Credit Commitment, the Borrowers may from time to time deliver a written request for an increase (a "CREDIT FACILITY EXPANSION REQUEST") to the Lender, in the form attached as EXHIBIT BB to this Agreement. Each Credit Facility Expansion Request shall be accompanied by (and no Credit Facility Expansion Request shall be effective unless it is accompanied by) the following:

                           (1) A designation of the amount of the proposed
                  increase;

                           (2) A designation of, as applicable, the increase in
                  the Base Facility Credit Commitment and the Revolving Facility Credit Commitment; and

                           (3) All documents, instruments and certificates
                  required to be delivered pursuant to the conditions contained in Section 8.04.

                  SECTION 8.02(b) CLOSING. If none of the limitations contained in Section 8.03 is violated, and all conditions contained in Section
         8.04 are satisfied, the Lender shall permit the requested increase in the Maximum Credit Commitment, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 15 Business Days after the Lender's receipt of the Credit Facility Expansion Request and the satisfaction of all conditions contained in Section 8.04.

         SECTION 8.03. LIMITATIONS ON RIGHT TO INCREASE MAXIMUM CREDIT COMMITMENT. The Borrowers' right to increase the Maximum Credit Commitment is subject to the following limitations:

                  SECTION 8.03(a) MAXIMUM CREDIT COMMITMENT. After giving effect to the proposed increase, the Maximum Credit Commitment shall not exceed $450,000,000.

                  SECTION 8.03(b) MINIMUM REQUEST. Each Request for an increase in the Maximum Credit Commitment shall be in the minimum amount of $5,000,000.

         SECTION 8.04. CONDITIONS PRECEDENT TO INCREASE IN MAXIMUM CREDIT COMMITMENT. The right of the Borrowers to increase the Maximum Credit Commitment is subject to the following conditions precedent:

                  SECTION 8.04(a) Concurrently with the increase in the Maximum Credit Commitment:

                           (1) the Borrowers have added one or more Additional
                  Mortgaged Properties to the Collateral Pool, subject to compliance with all of the terms and conditions of Article VI;

                           (2) the Debt Service Coverage Ratio for the Trailing
                  12 Month Period for the aggregate of such Additional Mortgaged Properties is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period and the Debt Service Coverage Ratio for the Trailing Three Month Period for the aggregate of such Additional Mortgaged Properties is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                           (3) the increase in the Maximum Credit Commitment is
                  not greater than the product obtained by multiplying (A) the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period by (b) the aggregate of the Initial 12 Month Valuations of such Additional Mortgaged Properties.

                  For these purposes, the term "DEBT SERVICE COVERAGE RATIO" means, with respect to such Additional Mortgaged Properties, for any specified date, the Aggregate Facility Debt Service Coverage Ratio, computed with the following modifications:

                                    (i) Net Operating Income shall be computed
                           for such Additional Mortgaged Properties only; and

                                    (ii) the Facility Debt Service shall be
                           deemed, for these purposes only, to be equal to the product obtained by multiplying the Facility Debt Service otherwise computed in accordance with paragraph 8.04(b) below by the percentage which the

                           Net Operating Income for such Additional Mortgaged Properties computed under clause (i) bears to the Net Operating Income of all of the Mortgaged Properties in the Collateral Pool and all of such Additional Mortgaged Properties.

                           SECTION 8.04(b) After giving effect to (i) the
                  requested increase, (ii) any increases in the value of the Collateral in the Collateral Pool, whether resulting from additions from time to time to the Collateral Pool or increases from time to time in the 12 Month Valuations of the Collateral in the Collateral Pool and (iii) any releases from time to time of the Collateral in the Collateral Pool--

                           (1) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period;

                           (2) the Aggregate Facility Debt Service Coverage
                  Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                           (3) the Aggregate Loan to Value Ratio for the
                  Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period;

                  except that, for purposes of determining the foregoing Aggregate Loan to Value Ratio for the Trailing 12 Month Period and the Aggregate Facility Debt Service Coverage Ratios, the Borrowers shall be deemed to have received, on the Closing Date for the proposed increase, a sufficient amount of Base Facility Advances Outstanding so that the aggregate of the Base Facility Advances Outstanding equals the Base Facility Credit Commitment (as increased by any proposed increase in the Base Facility Credit Commitment), and Revolving Facility Advances so that the aggregate of the Revolving Facility Advances equals the Revolving Facility Credit Commitment (as increased by any proposed increase in the Revolving Facility Credit Commitment), with the Advances deemed received bearing interest at the Coupon Rates that they would have borne had they actually been issued, as determined by the Lender;

                  SECTION 8.04(c) An endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 8.04(d) The receipt by the Lender of fully executed original copies of all Credit Facility Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to the Lender in all respects;

                  SECTION 8.04(e) If there is an increase in Revolving Facility Credit Commitment, an increase in the notional principal amount of the Cap, if any, as may be necessary to have such amount equal or exceed the Revolving Facility Credit Commitment, as increased; and

                  SECTION 8.04(f) The satisfaction of all General Conditions set forth in Article XI.

         SECTION 8.05. INTEREST RATE OF ADVANCES AFTER INCREASE IN MAXIMUM CREDIT COMMITMENT. In the event the Base Facility Credit Commitment or the Revolving Facility Credit Commitment increases pursuant to an increase in the Maximum Credit Commitment under this Article, the Coupon Rate for any Base Facility Advance or Revolving Facility Advance which is allocable to the increase shall equal the rate set forth in Section 2.03(d)(3).


                                   ARTICLE IX

              COMPLETE OR PARTIAL TERMINATION OF REVOLVING FACILITY

         SECTION 9.01. RIGHT TO COMPLETE OR PARTIAL TERMINATION OF REVOLVING FACILITY. Subject to the terms and conditions of this Article, the Property Company shall have the right to permanently reduce the Revolving Credit Facility Commitment in accordance with the provisions of this Article.

         SECTION 9.02. PROCEDURE FOR COMPLETE OR PARTIAL TERMINATION OF REVOLVING FACILITY.

                  SECTION 9.02(a) REQUEST. In order to permanently reduce the Revolving Facility Credit Commitment, the Property Company may deliver a written request for the reduction (the "REVOLVING FACILITY TERMINATION REQUEST") to the Lender, in the form attached as EXHIBIT CC to this Agreement. A permanent reduction of the Revolving Facility Credit Commitment to $0 shall be referred to as a "COMPLETE REVOLVING FACILITY TERMINATION." The Revolving Facility Termination Request shall be accompanied by (and the Revolving Facility Termination Request shall not be effective unless it is accompanied by) the following:

                           (1) A designation of the proposed amount of the
                  reduction in the Revolving Facility Credit Commitment;

                           (2) Unless there is a Complete Revolving Facility
                  Termination, a designation by the Property Company of any Revolving Facility Advances which will be prepaid; and

                           (3) All documents, instruments and certificates
                  required to be delivered pursuant to the conditions contained in Section 9.03.

         Any release of Collateral, whether or not made in connection with a Revolving Facility Termination Request, must comply with all conditions to a release which are set forth in Article VII.

                  SECTION 9.02(b) CLOSING. If all conditions contained in
         Section 9.03 are satisfied, the Lender shall permit the Revolving Facility Credit Commitment to be reduced to the amount designated by the Property Company, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within 15 Business Days after the Lender's receipt of the Revolving Facility Termination Request and the satisfaction of all conditions contained in Section 9.03, by executing and delivering a counterpart of an amendment to this Agreement, in the form attached as EXHIBIT DD to this Agreement, evidencing the reduction in the Revolving Facility Credit Commitment. The document referred to in the preceding sentence is referred to in this Article as the "REVOLVING FACILITY TERMINATION DOCUMENT."

         SECTION 9.03. CONDITIONS PRECEDENT TO COMPLETE OR PARTIAL TERMINATION OF REVOLVING FACILITY. The right of the Property Company to reduce the Revolving Facility Credit Commitment and the obligation of the Lender to execute the Revolving Facility Termination Document, are subject to the following conditions precedent:

         SECTION 9.03(a) Payment by the Property Company in full of all of the Revolving Facility Advances Outstanding required to be paid in order that the aggregate unpaid principal balance of all Revolving Facility Advances Outstanding is not greater than the Revolving Facility Credit Commitment, as reduced pursuant to this Article, including any associated prepayment premiums or other charges under the Notes (but if the Property Company is not required to prepay all of the Revolving Facility Advances, the Property Company shall have the right to select which of the Revolving Facility Advances shall be repaid);

         SECTION 9.03(b) Payment by the Property Company of the Revolving Facility Termination Fee;

         SECTION 9.03(c) Receipt by the Lender on the Closing Date of one or more counterparts of the Revolving Facility Termination Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Revolving Facility Termination Document; and

         SECTION 9.03(d) The satisfaction of the General Conditions set forth in Sections 11.01(a), 11.01(b) and 11.01(g).


                                    ARTICLE X

                         TERMINATION OF CREDIT FACILITY

         SECTION 10.01. RIGHT TO TERMINATE CREDIT FACILITY. Subject to the terms and conditions of this Article, the Borrowers shall have the right to terminate this Agreement and the Credit Facility and receive a release of all of the Collateral from the Collateral Pool in accordance with the provisions of this Article.

         SECTION 10.02. PROCEDURE FOR TERMINATING CREDIT FACILITY.

         SECTION 10.02(a) REQUEST. In order to terminate this Agreement and the Credit Facility, the Borrowers may deliver a written request for the termination (the "CREDIT FACILITY TERMINATION REQUEST") to the Lender, in the form attached as EXHIBIT EE to this Agreement. The Credit Facility Termination Request shall be accompanied by (and the Credit Facility Termination Request shall not be effective unless it is accompanied by) all documents, instruments and certificates required to be delivered pursuant to the conditions contained in
Section 10.03.

         SECTION 10.02(b) CLOSING. If all conditions contained in Section 10.03 are satisfied, this Agreement shall terminate, and the Lender shall cause all of the Collateral to be released from the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within 15 Business Days after the Lender's receipt of the Credit Facility Termination Request and the satisfaction of all conditions contained in Section 10.03, by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrowers, instruments, in the form customarily used by the Lender for releases in the jurisdictions in which the Mortgaged Properties are located, releasing all of the Security Instruments as a Lien on the Mortgaged Properties, and UCC-3 Termination Statements terminating all of the UCC-1 Financing Statements perfecting a Lien on the personal property located on the Mortgaged Properties, in the form customarily used in the jurisdiction governing the perfection of the security interest being released. The instruments referred to in the preceding sentence are referred to in this Article as the "FACILITY TERMINATION DOCUMENTS."

         SECTION 10.03. CONDITIONS PRECEDENT TO TERMINATION OF CREDIT FACILITY. The right of the Borrowers to terminate this Agreement and the Credit Facility and to receive a release of all of the Collateral from the Collateral Pool and the Lender's obligation to execute and deliver the Facility Termination Documents on the Closing Date are subject only to the following conditions precedent:

         Payment by the Borrowers in full of all of the Notes Outstanding on the Closing Date, including any associated prepayment premiums (including the component thereof consisting of the Credit Facility Termination Fee) or other charges under the Notes.

                                   ARTICLE XI

                  GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS

         SECTION 11.01 GENERAL CONDITIONS. Except to the extent expressly modified in Sections 9.03(d) and 10.03, the obligation of the Lender to close the transaction requested in a Request shall be subject to the following conditions precedent (the "GENERAL CONDITIONS") in addition to any other conditions precedent set forth in this Agreement:

                  SECTION 11.01(a) PAYMENT OF EXPENSES. The payment by the Borrowers of the Lender's fees and expenses payable in accordance with this Agreement for which the Lender has presented an invoice on or before the Closing Date for the Request;

                  SECTION 11.01(b) NO DEFAULT. There shall exist no Event of Default or Potential Event of Default on the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred;

                  SECTION 11.01(c) NO INSOLVENCY. Receipt by the Lender on the Closing Date for the Request of evidence satisfactory to the Lender that no TC Party is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor;

                  SECTION 11.01(d) NO UNTRUE STATEMENTS. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary in order to make the information contained therein not misleading;

                  SECTION 11.01(e) REPRESENTATIONS AND WARRANTIES. All representations and warranties made by any TC Party in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request;

                  SECTION 11.01(f) NO CONDEMNATION OR CASUALTY. There shall not have occurred, and there shall not be pending or threatened, any condemnation or other taking, whether direct or indirect, against any Mortgaged Property and there shall not have occurred any casualty to any improvements located on any Mortgaged Property which, as to any such pending or threatened condemnation or casualty, is likely to have a material adverse effect on the value of the Collateral, taken as a whole, or the Borrowers' ability to perform their obligations under the Loan Documents;

                  SECTION 11.01(g) DELIVERY OF CLOSING DOCUMENTS. The receipt by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

                           (1)   A Compliance Certificate;

                           (2)   An Organizational Certificate; and

                           (3) Such other documents, instruments, approvals
                  (and, if requested by the Lender, certified duplicates of executed copies thereof) and opinions as the Lender may reasonably request;

                  SECTION 11.01(h) DELIVERY OF CLOSING DOCUMENTS RELATING TO INITIAL ADVANCE REQUEST, COLLATERAL ADDITION REQUEST OR CREDIT FACILITY EXPANSION REQUEST. With respect to the closing of the Initial Advance Request, a Collateral Addition Request or a Credit Facility Expansion Request, the receipt by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

                           (1) Fully executed original copies of each Loan Document required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than the Lender), each of which shall be in full force and effect; and

                           (2) Favorable opinions of counsel to the TC Parties, as to the due organization and qualification of the TC Parties, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as the Lender may reasonably require.

                  SECTION 11.01(i) DELIVERY OF PROPERTY-RELATED DOCUMENTS. With respect to each of the Mortgaged Properties to be made part of the Collateral Pool on the Closing Date for the Initial Advance Request or a Collateral Addition Request, the receipt by the Lender of the following, each dated as of the Closing Date for the Initial Advance Request or Collateral Addition Request, as the case may be, in form and substance satisfactory to the Lender in all respects:

                           (1) A favorable opinion of local counsel to the TC Parties or the Lender as to the enforceability of the Security Instrument, and any other Loan Documents, executed in connection with the Request;

                           (2) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment;

                           (3)  The Insurance Policy applicable to the
                  Mortgaged Property;

                           (4)  The Survey applicable to the Mortgaged
                  Property;

                           (5) Evidence of Compliance with Property Laws applicable to the Mortgaged Property;

                           (6)  An Appraisal of the Mortgaged Property;

                           (7) A joinder to the Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to the Lender, in which the owner shall periodically deposit amounts for Replacements at the Mortgaged Property and as additional security for the TC Parties' obligations under the Loan Documents;

                           (8) A Completion/Repair and Security Agreement, on the standard form required by the DUS Guide, if required by Lender;

                           (9) A joinder to the Assignment of Management Agreement, on the standard form required by the DUS Guide;

                           (10) An Operations and Maintenance Agreement, in the
                  form attached as EXHIBIT GG to this Agreement, if the Lender determines one to be necessary or desirable; and

                           (11) An Assignment of Leases and Rents, if the
                  Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.

                                  ARTICLE XII

                         REPRESENTATIONS AND WARRANTIES

         SECTION 12.01. REPRESENTATIONS AND WARRANTIES OF THE OWNERS. Each Owner hereby represents and warrants to the Lender, with respect to itself, as follows:

                  SECTION 12.01(a) DUE ORGANIZATION. It is a Single-Purpose general partnership duly organized, validly existing and in good standing under the laws of the State of Maryland, and (except for Owners which only own Mortgaged Properties located in the State of Maryland) is duly qualified as a foreign general partnership to transact business in the jurisdiction in which the Mortgaged Property it owns is located, to the extent, if any, that such qualification is required by the laws of such jurisdiction. It has its principal place of business, principal office and office in which it keeps its books and records as to the Collateral at its Notice Address.

                  SECTION 12.01(b) POWER AND AUTHORITY. It has the requisite power and authority to own its own properties, to execute and deliver the Loan Documents to which it is a party and to perform its obligations contemplated by the Loan Documents to which it is a party.

                  SECTION 12.01(c) DUE AUTHORIZATION. The execution and delivery of the Loan Documents to which it is a party, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                  SECTION 12.01(d) NO APPROVALS. No authorization, consent, approval or other action by, or filing with, any federal, state or local court or Governmental Authority is required in connection with the execution, delivery and performance by it of the Loan Documents to which it is a party, other than the filing of the Security Instruments and appropriate UCC-1 Filing Statements in the appropriate public records.

                  SECTION 12.01(e) NON-CONTRAVENTION; NO LIENS. The execution and delivery of the Loan Documents to which it is a party, and the fulfillment of or compliance with the terms and conditions of the Loan Documents to which it is a party:

                           (1) will not conflict with, or result in any breach of, any court judgment, decree or order of any Governmental Authority to which it is subject;

                           (2) will not cause it to be in violation of any provision of any document or agreement pursuant to which it is organized or pursuant to which it conducts its business;

                           (3) will not cause it to be in violation of, or constitute a material default under, the provisions of any Loan Document to which it is a party or by which it is bound; and

                           (4) will not result in the creation of any Lien on its property or assets, except as contemplated by or permitted pursuant to the Loan Documents.

                  SECTION 12.01(f) PENDING LITIGATION OR OTHER PROCEEDINGS. There is no litigation or other claim pending before any court or administrative or other Governmental Authority, or threatened against it, the Collateral it owns or any of its properties which would be required to be disclosed pursuant to Section 13.01(d) other than those previously disclosed to the Lender by separate submission.

                  SECTION 12.01(g) VALID AND BINDING OBLIGATIONS. Each of the Loan Documents to which it is a party has been duly executed and delivered by it, and will, when duly executed and delivered by the other parties thereto, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws and applicable creditors' rights generally.

                  SECTION 12.01(h) OWNERSHIP. On the Initial Closing Date, it is the owner of one, and only one, of the Mortgaged Properties in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide. There are no Liens upon or with respect to the Collateral which it owns except the Permitted Liens. It owns no other assets other than constituting Collateral.

                  SECTION 12.01(i) SOLVENCY. It is not insolvent (within the meaning of any applicable federal or state law relating to bankruptcy or fraudulent transfers) and will not be rendered insolvent by the transactions contemplated by the Loan Documents to which it is a party, including the making of a Future Advance, and, after giving effect to such transactions, it will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will it have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature.

                  SECTION 12.01(j) LINES OF BUSINESS. It is not engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 12.01(k) DELIVERY OF INFORMATION. The financial statements and projections relating to it delivered to the Lender on or before the date hereof were prepared on the basis of assumptions it believed in good faith at the time of preparation to be reasonable and it is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect.

                  SECTION 12.01(l) NO MATERIAL ADVERSE CHANGE. Since the date of the most recent financial statements delivered to the Lender, there has occurred no material adverse change in its financial condition, business or prospects, taken as a whole.

                  SECTION 12.01(m) TITLE INSURANCE. It will furnish the Title Insurance Policies in compliance with all of the requirements set forth in the definition of "Title Insurance Policies."

         SECTION 12.02. REPRESENTATIONS AND WARRANTIES OF THE REIT. The REIT hereby represents and warrants to the Lender as follows:

                  SECTION 12.02(a) DUE ORGANIZATION. It is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to transact business in each other jurisdiction in which it transacts business to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction. It has its principal place of business, principal office and office in which it keeps its books and records at its Notice Address.

                  SECTION 12.02(b) POWER AND AUTHORITY. It has the requisite power and authority to own its own properties, to execute and deliver the Loan Documents to which it is a party and to perform its obligations contemplated by the Loan Documents to which it is a party.

                  SECTION 12.02(c) DUE AUTHORIZATION. The execution and delivery of the Loan Documents to which it is a party, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                  SECTION 12.02(d) NO APPROVALS. No authorization, consent, approval or other action by, or filing with, any federal, state or local court or Governmental Authority is required in connection with the execution, delivery and performance by it of the Loan Documents to which it is a party.

                  SECTION 12.02(e) NON-CONTRAVENTION; NO LIENS. The execution and delivery of the Loan Documents to which it is a party, and the fulfillment of or compliance with the terms and conditions of the Loan Documents to which it is a party:

                           (1) will not conflict with, or result in any breach of, any court judgment, decree or order of any Governmental Authority to which it is subject;

                           (2) will not cause it to be in violation of any provision of any document or agreement pursuant to which it is organized or pursuant to which it conducts its business;

                           (3) will not cause it to be in violation of, or constitute a material default under, the provisions of any Loan Document to which it is a party or by which it is bound; and

                           (4) will not result in the creation of any Lien on its property or assets.

                  SECTION 12.02(f) PENDING LITIGATION OR OTHER PROCEEDINGS. There is no litigation or other claim pending before any court or administrative or other Governmental Authority, or threatened against it or any of its properties which would be required to be disclosed pursuant to Section 13.03(d) other than those previously disclosed to the Lender by separate submission.





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                  SECTION 12.02(g)  VALID AND BINDING OBLIGATIONS. Each of the
         Loan Documents to which it is a party has been duly executed and delivered by it, and will, when duly executed and delivered by the other parties thereto, constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws and applicable creditors' rights generally.

                  SECTION 12.02(h) SOLVENCY. It is not insolvent (within the meaning of any applicable federal or state law relating to bankruptcy or fraudulent transfers) and will not be rendered insolvent by the transactions contemplated by the Loan Documents to which it is a party, including the making of a Future Advance, and, after giving effect to such transactions, it will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will it have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature.

                  SECTION 12.02(i) LINES OF BUSINESS. On the Initial Closing Date, it is not Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 12.02(j) STATUS AS A REAL ESTATE INVESTMENT TRUST. It currently qualifies, and is taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and is not engaged in any activities which would jeopardize such qualification and tax treatment.

                  SECTION 12.02(k) DELIVERY OF INFORMATION. The financial statements and projections relating to it delivered to the Lender on or before the date hereof were prepared on the basis of assumptions it believed in good faith at the time of preparation to be reasonable and it is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect.

         SECTION 12.03. REPRESENTATIONS AND WARRANTIES OF THE REIT SUB, THE PROPERTY COMPANY, THE OPERATING PARTNERSHIP AND TC-ORIOLE. The REIT Sub, the Property Company, the Operating Partnership and TC-Oriole each hereby represents and warrants to the Lender, with respect to itself, as follows:





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                  SECTION 12.03(a)  DUE ORGANIZATION.

                           (1)  The Operating Partnership is a limited
                  partnership duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to transact business in each other jurisdiction in which it transacts business to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (2) The REIT Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each other jurisdiction in which a Mortgaged Property owned by an Owner is located and in each other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (3) The Property Company is a general partnership duly organized and validly existing under the laws of the State of Maryland and is qualified to transact business in each other jurisdiction in which a Mortgaged Property owned by an Owner is located and in each other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (4) TC-Oriole is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (5) Each of the REIT Sub, the Property Company, the Operating Partnership and TC-Oriole has its principal place of business, principal office and office in which it keeps its books and records at its Notice Address.

                  SECTION 12.03(b) POWER AND AUTHORITY. It has the requisite, partnership or corporate power and authority, as the case may be, to own its own properties, to execute and deliver the Loan Documents to which it is a party and to perform its obligations contemplated by the Loan Documents to which it is a party.

                  SECTION 12.03(c) DUE AUTHORIZATION. The execution and delivery of the Loan Documents to which it is a party, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                  SECTION 12.03(d) NO APPROVALS. No authorization, consent, approval or other action by, or filing with, any federal, state or local court or Governmental Authority is required in connection with the execution, delivery and performance by it of the Loan Documents to which it is a party.

                  SECTION 12.03(e) NON-CONTRAVENTION; NO LIENS. The execution and delivery of the Loan Documents to which it is a party, and the fulfillment of or compliance with the terms and conditions of the Loan Documents to which it is a party:

                           (1) will not conflict with, or result in any breach of, any court judgment, decree or order of any Governmental Authority to which it is subject;

                           (2) will not cause it to be in violation of any provision of any document or agreement pursuant to which it is organized or pursuant to which it conducts its business;

                           (3) will not cause it to be in violation of, or constitute a material default under, the provisions of any Loan Document to which it is a party or by which it is bound; and

                           (4) will not result in the creation of any Lien on its property or assets.

                  SECTION 12.03(f) PENDING LITIGATION OR OTHER PROCEEDINGS. There is no litigation or other claim pending before any court or administrative or other Governmental Authority, or threatened against it, the Collateral it owns or any of its properties which would be required to be disclosed pursuant to Section 13.05(d) other than those previously disclosed to the Lender by separate submission.

                  SECTION 12.03(g) VALID AND BINDING OBLIGATIONS. Each of the Loan Documents to which it is a party has been duly executed and delivered by it, and will, when duly executed and delivered by the other parties thereto, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws and applicable creditors' rights generally.






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                  SECTION 12.03(h)  SOLVENCY. It is not insolvent (within the meaning of any applicable federal or state law relating to bankruptcy or fraudulent transfers) and will not be rendered insolvent by the transactions contemplated by the Loan Documents to which it is a party, including the making of a Future Advance, and, after giving effect to such transactions, it will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will it have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature.

                  SECTION 12.03(i) LINES OF BUSINESS. On the Initial Closing Date, it is not Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 12.03(j) DELIVERY OF INFORMATION. The financial statements and projections relating to it delivered to the Lender on or before the date hereof were prepared on the basis of assumptions it believed in good faith at the time of preparation to be reasonable and it is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect.

                  SECTION 12.03(k) OWNERSHIP INTERESTS OF HARVEY SCHULWEIS AND ALFRED LERNER. On the Initial Closing Date, Harvey Schulweis owns at least a 1.20% limited partnership interest in the Operating Partnership and Alfred Lerner owns at least a 12.00% limited partnership interest in the Operating Partnership.

         SECTION 12.04. REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender hereby represents and warrants to the TC Parties as follows:

                  SECTION 12.04(a) DUE ORGANIZATION. The Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  SECTION 12.04(b) POWER AND AUTHORITY. The Lender has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

                  SECTION 12.04(c) DUE AUTHORIZATION. The execution and delivery by the Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been





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



         duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                                  ARTICLE XIII

                                   COVENANTS

         SECTION 13.01. AFFIRMATIVE COVENANTS OF THE OWNERS. Each Owner agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of this Agreement:

                  SECTION 13.01(a) MAINTENANCE OF EXISTENCE. It shall maintain its existence and continue to be a general partnership organized under the laws of the State of Maryland, to be duly qualified to transact business in each jurisdiction in which the Mortgaged Property which it owns is located, and be duly qualified to transact business in any other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction, and it shall promptly inform the Lender of any change in the location of its principal place of business, principal office or of any change in the location of the office in which it keeps its books and records.

                  SECTION 13.01(b) FINANCIAL STATEMENTS. It shall keep and maintain and, upon the Lender's request, shall make available at its Notice Address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of its operations and the operations of each of the Mortgaged Properties and copies of all written contracts, leases and other instruments which in any material respect affect the Mortgaged Properties (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by the Lender. It shall deliver to the Lender the following:

                           SECTION 13.01(b)(1)  ANNUAL REPORTS FOR MORTGAGED
                  PROPERTIES. Promptly, and in any event within 60 days after the end of its fiscal year, with respect to each of the Mortgaged Properties, a report prepared and certified by it in the form attached to this Agreement as EXHIBIT HH to this Agreement or in such other form as the Lender may from time to time may reasonably require which accurately sets forth a statement of income and expenses for the Mortgaged Property for the immediately prior fiscal year be accompanied by a Rent Roll (if a Rent Roll has previously been requested in writing by the Lender) and a certificate of the Property Company to the effect that such report (and the accompanying Rent Roll, if required) is true, correct and complete in all respects;

                           SECTION 13.01(b)(2) QUARTERLY REPORTS FOR MORTGAGED
                  PROPERTIES. Promptly, and in any event within 60 days, after the end of each calendar quarter (or, upon the request of the Lender, within 30 days after the end of each month), with respect to each of the Mortgaged Properties, a report prepared and certified by it in the form attached to this Agreement as EXHIBIT II to this Agreement or in such other form as the Lender may from time to time require which accurately sets forth a statement of income and expenses for the Mortgaged Properties for the immediately prior calendar quarter or month, as the case may be, which report shall be accompanied by a Rent Roll (if a Rent Roll has previously been requested in writing by the Lender) and a certificate of the Property Company to the effect that such report (and the accompanying Rent Roll, if required) is true, correct and complete in all respects;

                           SECTION 13.01(b)(3)  OTHER REPORTS.

                                    (A)      Promptly upon the Lender's
                                             request, all schedules, financial
                                             statements or other reports which
                                             are then maintained by it and
                                             which are reasonably requested by
                                             the Lender with respect to its
                                             business affairs or condition
                                             (financial or otherwise) or any of
                                             the Mortgaged Properties.

                                    (B)      Promptly after delivered, all
                                             reports, filings, communications
                                             or correspondence which it
                                             delivers to the United States
                                             Securities and Exchange Commission
                                             to the extent the same are matters
                                             of public record when filed.

                                    (C)      Promptly after delivered, all
                                             reports, filings, communications
                                             or correspondence which it
                                             delivers to any other Governmental
                                             Authority, or which a Governmental
                                             Authority delivers to it, relating
                                             to a matter which, if decided
                                             adversely to it, would have a
                                             material adverse effect on its
                                             financial condition.

                           SECTION 13.01(b)(4) ANNUAL BUDGETS. Promptly, and in
                  any event within 60 days after the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Mortgaged Property.

                  If it shall fail to timely provide the financial statements, reports and other information required by this subsection, the Lender shall have the right to have its books and records (and the books and records of the other TC Parties) audited in order to obtain such reports or other information and any such costs and expenses incurred by the Lender which it fails to pay promptly to the Lender shall become immediately due and payable.

                  SECTION 13.01(c) MAINTAIN LICENSES. It shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

                  SECTION 13.01(d) INFORM THE LENDER OF MATERIAL EVENTS. It shall promptly inform the Lender of any of the following of which it has Actual Knowledge:

                                    SECTION 13.01(d)(1) DEFAULTS. The
                           occurrence of any Event of Default or any Potential Event of Default;

                                    SECTION 13.01(d)(2) REGULATORY PROCEEDINGS.
                           The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have a material adverse effect on its financial condition or materially and adversely affect its present or future ability to perform its obligations under the Loan Documents to which it is a party;

                                    SECTION 13.01(d)(3) COMPLAINTS. The receipt
                           of (A) any complaint filed with a Governmental Authority against it or the manager of its Mortgaged Property alleging (I) any violation of fair housing law, handicap access or the Americans with Disabilities Act or equal employment law or regulations, regardless of the effect on the financial condition of any TC Party, or (II) any violation of any other law or regulation if an adverse decision in the proceeding adjudicating the complaint would have a material adverse effect on the financial condition of any TC Party or (B) any final administrative or judicial dispositions of any complaints specified in clause (A);

                                    SECTION 13.01(d)(4) LEGAL PROCEEDINGS. The
                           commencement or threat of any proceedings in which it is the debtor (or equivalent party otherwise

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                           named) by or against it, in any federal, state or
                           local court or before any Governmental Authority, which, if decided adversely to it, would have a material adverse effect on its financial condition.

                                    SECTION 13.01(d)(5) BANKRUPTCY PROCEEDINGS.
                           The commencement of any proceedings by or against it under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

                                    SECTION 13.01(d)(6) REGULATORY SUPERVISION
                           OR PENALTY. The receipt of notice from any agency or Governmental Authority having authority over the conduct of its business that (A) it is being placed under regulatory supervision, (B) any license, permit, charter, membership or registration material to the conduct of its business is to be suspended or revoked or (C) it is to cease and desist any practice, procedure or policy employed by it in the conduct of its business, and such cessation would have a material adverse effect upon its present or future ability to perform its obligations under the Loan Documents to which it is a party;

                                    SECTION 13.01(d)(7) CLAIMS. The receipt of
                           notice from any Governmental Authority or other Person relating to any claim involving it or any of its assets, including the Mortgaged Properties (including notice of any material tax deficiency) which, if decided adversely to it, would have a material adverse effect on its financial condition; and

                                    SECTION 13.01(d)(8) INSURANCE CHANGE. The
                           receipt of notice from its insurer that there has occurred a material adverse change in the reserves, retainages, deposits or deductibles under its Insurance Policies.

                  SECTION 13.01(e) OWNERSHIP. It shall be a general partnership and shall be the sole owner of one or more Mortgaged Properties in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide.

                  SECTION 13.01(f) FURTHER ASSURANCES. At the request of the Lender, it shall execute and deliver and, if necessary, file, such further instrument or instruments and take such further action or actions, not inconsistent with the Loan

         Documents, as may be necessary, in the opinion of the Lender, to effectuate the provisions of the Loan Documents.

                  SECTION 13.01(g)   REPLACEMENT RESERVES.

                           (1) The Owners shall execute the Replacement Reserve
                  Agreement for the Mortgaged Properties. Any inconsistency between the terms of this Agreement and the terms of the Replacement Reserve Agreement shall be resolved in favor of this Agreement. The Owners shall establish and maintain, in the name of the Lender, at a financial institution selected by the Owners (unless reasonably disapproved by the Lender), a separate, central reserve account (the "REPLACEMENT RESERVE"), for the benefit of all of the Mortgaged Properties, solely to fund the costs of Replacements (other than those required by the Capital Improvements Plan) to the Mortgaged Properties. From the Initial Closing Date to December 31, 1997, no deposit into the Replacement Reserve shall be required. On January 1, 1998 and the first day of each month thereafter during calendar year 1998, the Owners shall deposit $250,000 into the Replacement Reserve. On January 1, 1999, and on the first day of each month thereafter during the Term of this Agreement, the Owners shall deposit the amount specified for such month in the table attached as EXHIBIT JJ to this Agreement. By making a withdrawal from the Replacement Reserve, the Borrowers and Owners shall be deemed to represent to the Lender that the amount withdrawn is being withdrawn for the payment of, or reimbursement of the Owner for amounts applied to, the costs of Replacements.

                           (2) The Replacement Reserve shall be (i) segregated
                  from all other monies of the Owners or other Persons, (ii) invested in Permitted Investments and (iii) pledged to the Lender pursuant to the provisions of the Replacement Reserve Agreement. Prior to an Event of Default, the Owners shall have the sole dominion and control over the Replacement Reserve, and, from and after a Triggering Event, the Lender shall have sole dominion and control over the Replacement Reserve.

                           (3) As of January 1, 1998, the Lender, not more than
                  one time in any 12 month period, may perform an inspection of the Mortgaged Properties and an assessment of the Replacement Reserve. If determined necessary by the Lender, after review of the inspection and assessment, the Owner's monthly deposit to the Replacement Reserve shall be adjusted, so that the monthly deposit to the Replacement Reserve will create a Replacement Reserve that will, in the Lender's determination, be sufficient to meet required
                  Replacements for the Mortgaged Properties.

                           (3) Promptly, and in any event within 60 days, after
                  the end of each calendar quarter, the Owners shall deliver to the Lender a report in the form attached as EXHIBIT KK to this Agreement which accurately sets forth the disbursements from the Replacement Reserve for the immediately prior quarter and the category of expense to which each disbursement was applied, and a certificate of the Owners to the effect that such report is true, correct and complete in all respects.

                  SECTION 13.01(h) SINGLE-PURPOSE ENTITIES. It shall at all times maintain and conduct itself as a Single-Purpose entity.

                  SECTION 13.01(i) DATE-DOWN ENDORSEMENTS. It shall pay for the cost and expenses incurred by the Lender to the Title Company in obtaining from time to time an endorsement to each Title Insurance Policy containing a Revolving Credit Endorsement, amending the effective date of the Title Insurance Policy to the date of the title search performed in connection with the endorsement, provided that it shall not be liable to pay for more than one such endorsement (including any endorsement given pursuant to Sections 7.03(h) or 8.04(c)) in any consecutive twelve month period.

         SECTION 13.02. NEGATIVE COVENANTS OF THE OWNERS. Each Owner agrees and covenants with the Lender with respect to itself that, at all times during the Term of this Agreement:

                  SECTION 13.02(a) NO AMENDMENTS. Unless the Lender shall otherwise consent, it shall not agree to, or permit, any amendment or supplement to or modification of, the terms of any Loan Document or any Organizational Document except for any change to the Organizational Documents which does not have, in the Lender's judgment, a material adverse change on the management of its affairs, on the enforceability or validity of the Loan Documents or on any other material aspect of the transactions contemplated by this Agreement.

                  SECTION 13.02(b) TRANSFERS. No Owner shall permit the occurrence of a Transfer of all or any part of the Collateral, except as may be expressly permitted by the Loan Documents. The Lender hereby agrees that, notwithstanding anything to the contrary in the foregoing or in any of the Loan Documents, such Owner shall be entitled to effect the following Transfers without the Lender's consent and without the Transfer being in breach of the provisions of this Section or of any other term, covenant or condition of the Loan Documents:

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                  (1)      A Transfer that occurs by inheritance, devise, or
                           bequest or by operation of law upon the death of a natural person who is an Owner or the owner of an Ownership Interest in a TC Party;

                  (2) The grant of a leasehold interest in individual dwelling units in a Mortgaged Property for a term of two years or less and leases for commercial uses as long as commercial leases do not exceed 20 percent of the rentable space of the Mortgaged Property (measured as required by Lender) and provided that all such leasehold interests do not contain an option to purchase the Mortgaged Property; provided that in no event shall the Owner grant a leasehold interest for a commercial use that permits pornographic or similarly immoral or inappropriate uses.

                  (3) A sale or other disposition of obsolete or worn out personal property if (i) the personal property is no longer necessary for the proper operation of the Mortgaged Property or (ii) the personal property is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.

                  (4) The creation of a mechanic's or materialmen's lien or judgment lien against the Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction, within 30 days of the date of creation.

                  (5) The grant of an easement, if prior to the granting of the easement the Owner causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender determines that the easement will not materially adversely affect the operation of the Mortgaged Property or Lender's interest in the Mortgaged Property and Owner pays to Lender, on demand, all cost and expenses incurred by Lender in connection with reviewing Owner's request.

                  SECTION 13.02(c) CHANGE IN PROPERTY MANAGEMENT. There shall not be a change in the management agent for any Mortgaged Property except to a management agent which the Lender determines is qualified in accordance with the criteria set forth in Section 701 of the DUS Guide.





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                  SECTION 13.02(d)  LINES OF BUSINESS. It shall not be engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 13.02(e) LIMITATION ON FUNDAMENTAL CHANGES. Without the consent of the Lender, it shall not enter into any merger or consolidation, unless the merger or consolidation is with another Owner and the surviving entity expressly acknowledges in writing that it assumes all of the obligations and liabilities of the non-surviving entity under the Loan Documents, whether arising before or after the date of the merger or consolidation.

                  SECTION 13.03. AFFIRMATIVE COVENANTS OF THE REIT. The REIT agrees and covenants with the Lender that, at all times during the Term of this Agreement:

                  SECTION 13.03(a) MAINTENANCE OF EXISTENCE. It shall maintain its existence and continue to be a real estate investment trust organized under the laws of the State of Maryland and to be duly qualified to transact business in any other jurisdiction in which it transacts business, and it shall promptly inform the Lender of any change in the location of its principal place of business, principal office or of any change in the location of the office in which it keeps its books and records.

                  SECTION 13.03(b) FINANCIAL STATEMENTS. It shall keep and maintain and, upon the Lender's request, shall make available at its Notice Address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of its operations. These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by the Lender. It shall deliver to the Lender the following:

                           SECTION 13.03(b)(1) ANNUAL FINANCIAL STATEMENTS.
                  Promptly, and in any event within 90 days after the end of its fiscal year, a statement of income and expenses, a statement of changes in cash flows, and a balance sheet of it and its Subsidiaries, on a consolidated basis, each in reasonable detail, certified by it, audited and certified by an independent certified public accountant and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year. Each of the financial statements shall be prepared in accordance with GAAP, and shall be accompanied by (A) an opinion of its independent certified public accountant to the effect that such financial statements have been



                                      79

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                  prepared in accordance with GAAP and that such financial
                  statements fairly present the results of the operations and financial condition of it and its Subsidiaries, on a consolidated basis, for the periods and dates indicated, and
                  (B) a Compliance Certificate; provided, however, that the REIT shall not be obligated to deliver any of the financial statements or opinions described in this paragraph (1) (except for the Compliance Certificate) if the Form 10-K delivered by the REIT pursuant to Section 13.03(b)(3) provides substantially identical information;

                           SECTION 13.03(b)(2) QUARTERLY FINANCIAL STATEMENTS.
                  Promptly, and in any event within 60 days, after each of the first three fiscal quarters of its fiscal year, a statement of income and expenses, a statement of changes in cash flows, and a balance sheet of it and its Subsidiaries, on a consolidated basis, each in reasonable detail, certified by it, for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by
                  (A) a certificate from it, to the effect that such financial statements have been prepared in accordance with GAAP, and that such financial statements fairly present the results of the operations and financial condition of it and its Subsidiaries, on a consolidated basis, for the periods and dates indicated, and (B) a Compliance Certificate; provided, however, that the REIT shall not be obligated to deliver any of the financial statements described in this paragraph (2) (except for the Compliance Certificate) if the Form 10-Q delivered by the REIT pursuant to Section 13.03(b)(4) provides substantially identical information;

                           SECTION 13.03(b)(3) ANNUAL FORM 10-K. Promptly, and
                  in any event within 120 days after the end of its fiscal year, the REIT's Form 10-K filed with the Securities and Exchange Commission and its annual report to its shareholders;

                           SECTION 13.03(b)(4) QUARTERLY FORM 10-Q. Promptly,
                  and in any event within 60 days, after the end of each calendar quarter, the REIT's Form 10-Q filed with the Securities and Exchange Commission.

                           SECTION 13.03(b)(5) FORM 8-K. Promptly after it is
                  filed, any Form 8-K filed by the REIT with the Securities and Exchange Commission.

                           SECTION 13.03(b)(6) OTHER REPORTS.




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                                    (A)     Promptly after delivered, all
                                            reports, filings, communications or
                                            correspondence which it delivers to
                                            the United States Securities and
                                            Exchange Commission to the extent
                                            the same are matters of public
                                            record when filed.

                                    (B)     Promptly after delivered, all
                                            reports, filings, communications or
                                            correspondence which it delivers to
                                            any other Governmental Authority,
                                            relating to a matter which, if
                                            decided adversely to it, would have
                                            a material adverse effect on its
                                            financial condition.

                  If it shall fail to timely provide the financial statements, reports and other information required by this subsection, the Lender shall have the right to have its books and records (and the books and records of the other TC Parties) audited in order to obtain such reports or other information and any such costs and expenses incurred by the Lender which it fails to pay promptly to the Lender shall become immediately due and payable.

                  SECTION 13.03(c) MAINTAIN LICENSES. It shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

                  SECTION 13.03(d) INFORM THE LENDER OF MATERIAL EVENTS. It shall promptly inform the Lender of any of the following of which it has Actual Knowledge:

                                    SECTION 13.03(d)(1) DEFAULTS. The
                           occurrence of any Event of Default or any Potential Event of Default which occurred by reason of a default by the REIT in any representation, warranty or covenant made by the REIT in this Agreement or the other Loan Documents;

                                    SECTION 13.03(d)(2) REGULATORY PROCEEDINGS.
                           The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have a material adverse effect on its financial condition or materially and adversely affect its present or future ability to perform its obligations under the Loan Documents to which it is a party or adversely affect its real estate investment trust status;

                                    SECTION 13.03(d)(3) COMPLAINTS. The receipt
                           of (A) any complaint filed with a Governmental Authority against it or the manager of its





                                      81
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                           Mortgaged Property alleging (I) any violation of
                           fair housing law, handicap access or the Americans with Disabilities Act or equal employment law or regulations, regardless of the effect on the financial condition of any TC Party, or (II) any violation of any other law or regulation if an adverse decision in the proceeding adjudicating the complaint would have a material adverse effect on the financial condition of any TC Party or (B) any final administrative or judicial dispositions of any complaints specified in clause (A);

                                    SECTION 13.03(d)(4) LEGAL PROCEEDINGS. The
                           commencement or threat of any proceedings by or against it, in any federal, state or local court or before any Governmental Authority which, if decided adversely to it, would have a material adverse effect on its financial condition.

                                    SECTION 13.03(d)(5) BANKRUPTCY PROCEEDINGS.
                           The commencement of any proceedings in which it is the debtor (or equivalent party otherwise named) by or against it under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

                                    SECTION 13.03(d)(6) REGULATORY SUPERVISION
                           OR PENALTY. The receipt of notice from any agency or Governmental Authority having authority over the conduct of its business that (A) it is being placed under regulatory supervision, (B) any license, permit, charter, membership or registration material to the conduct of its business is to be suspended or revoked or (C) it is to cease and desist any practice, procedure or policy employed by it in the conduct of its business, and such cessation would have a material adverse effect upon its present or future ability to perform its obligations under the Loan Documents to which it is a party or upon its real estate investment trust status; and

                                    SECTION 13.03(d)(7) CLAIMS. The receipt of
                           notice from any Governmental Authority or other Person relating to any claim involving it or any of its assets (including notice of any material tax deficiency) which, if decided adversely to it, would have a material adverse effect on its financial condition.




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                  SECTION 13.03(e)   OWNERSHIP.

                           (1) It and TC-Oriole shall be the sole general
                  partners of the Operating Partnership and it shall own a general partnership interest in the Operating Partnership of not less than 1%, except after a merger or consolidation permitted under Section 13.06(e).

                           (2) It shall own 100% of the outstanding stock in
                  the REIT Sub.

                  SECTION 13.03(f) STATUS AS A REAL ESTATE INVESTMENT TRUST. It shall take all actions necessary to continue to qualify, and be taxed, as a real estate investment trust under Subchapter M of the Internal Revenue Code.

                  SECTION 13.03(g) FURTHER ASSURANCES. At the request of the Lender, it shall execute and deliver and, if necessary, file, such further instrument or instruments and take such further action or actions, not inconsistent with the Loan Documents, as may be necessary, in the opinion of the Lender, to effectuate the provisions of the Loan Documents.

                  SECTION 13.03(h) PUBLICLY HELD REIT. It shall give the Lender notice if it no longer is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or any successor legislation thereto. The Lender shall have the right, upon such notice, to impose such additional reporting and other requirements as may be required under the DUS Guide.

         SECTION 13.04. NEGATIVE COVENANTS OF THE REIT. The REIT agrees and covenants with the Lender that, at all times during the Term of this Agreement:

                  SECTION 13.04(a)   TRANSFERS.

                           (1) Except as otherwise provided in paragraph (2),

                                    (A)     it shall not Transfer any Ownership
                                            Interests in the Operating
                                            Partnership or the REIT Sub which
                                            would result in a breach of Section
                                            13.03(e); and

                                    (B)     it shall not permit a Lien to
                                            encumber any Ownership Interests in
                                            the Operating Partnership or the
                                            REIT Sub.

                           (2) Notwithstanding anything to the contrary in
                  paragraph (1), it may, without the consent of the Lender, grant a Lien on any Ownership Interests in the Operating Partnership to an Institutional Lender to secure an

                  Indebtedness to the Institutional Lender, provided that (i) it gives the Lender at least 15 days' advance written notice of the Lien and (ii) the Lender has been given at least 15 days to review and approve all documents creating, perfecting and governing the Lien, which approval shall be given if there is no provision which, in the Lender's determination, will conflict with, or cause a breach under, the provisions of this Agreement or the other Loan Documents. Nothing in the foregoing shall be deemed to permit, without the Lender's consent, the sale, assignment, transfer or other disposition of an Ownership Interest which is subject to a Lien permitted under this paragraph (2) to the purchaser at a secured party sale or foreclosure sale (or to a transferee by a conveyance in lieu of foreclosure) in connection with a foreclosure or other disposition of the Lien (but such sale, assignment, transfer or other disposition shall not be considered a Recourse Transfer under Section 21.02).

                           (3) With respect to the grant of a Lien which is
                  permitted under paragraph (2), it shall use reasonable commercial efforts to obtain from the Institutional Lender a written undertaking, for the benefit of the Lender, that, in the event the Institutional Lender gives it a notice, under the loan documents evidencing or otherwise relating to the Indebtedness, which is in the nature of a notice of default, a notice of acceleration of the Indebtedness, a notice of foreclosure or a notice of the commencement of the exercise of any other remedy against it or the Ownership Interests, then the Institutional Lender shall also endeavor to give to the Lender a simultaneous copy of the notice. The undertaking may be conditioned on the receipt by the Institutional Lender of a written confirmation by it and the Lender (which it and the Lender hereby agree to give) that the failure of the Institutional Lender to give such notices shall not (i) constitute a default by the Institutional Lender under the loan documents evidencing or otherwise relating to the Indebtedness, (ii) give rise to any claim by it or the Lender against the Institutional Lender or (iii) invalidate or otherwise affect the efficacy of any notice given by the Institutional Lender to it.

                  SECTION 13.04(b) STATUS AS A REAL ESTATE INVESTMENT TRUST. It shall not take or permit any actions which will cause it not to qualify, and be taxed, as a real estate investment trust under Subchapter M of the Internal Revenue Code, or which will jeopardize such qualification or tax treatment.

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                  SECTION 13.04(c)  LINES OF BUSINESS. It shall not be
         Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management, directly or through Affiliates, of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 13.04(d) LIMITATION ON FUNDAMENTAL CHANGES. Without the consent of the Lender, which shall not be unreasonably withheld, delayed or conditioned, it shall not enter into any merger or consolidation unless--

                  (i) either--

                           (A)      it is the surviving entity; or

                           (B)      it is not the surviving entity but either:

                                    (I)     the surviving entity has a net
                                            worth, determined by the Lender in
                                            accordance with GAAP, at least
                                            equal to $500,000,000; or

                                    (II)    the surviving entity has a market
                                            capitalization, as determined by
                                            the Lender, at least equal to
                                            $650,000,000;

                           and

                  (ii) the surviving entity expressly acknowledges in writing that it assumes all of the obligations and liabilities of the REIT under the Loan Documents, whether arising before or after the date of the merger or consolidation.

         If the Lender does not disapprove of a proposed merger or consolidation on or before the Outside Review Date, the Lender shall be deemed to have given its consent to the merger or consolidation.

                  SECTION 13.05. AFFIRMATIVE COVENANTS OF THE TC PARTIES (OTHER THAN THE OWNERS AND THE REIT). Each TC Party (other than the Owners and the REIT) agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of this Agreement:

                  SECTION 13.05(a) MAINTENANCE OF EXISTENCE. It shall maintain its existence and continue to be a general partnership, limited partnership or corporation, as the case may be, organized under the laws of the state of its organization, to be duly qualified to transact business in each jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction, and it shall promptly inform the Lender of any change in the location of its principal place of business, principal office or of any change in the location of the office in which it keeps its books and records.

                  SECTION 13.05(b) FINANCIAL STATEMENTS. It shall keep and maintain and, upon the Lender's request, shall make available at its Notice Address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of its operations. These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by the Lender. It shall deliver to the Lender the following:

                           (1) Promptly after delivered, all reports, filings, communications or correspondence which it delivers to the United States Securities and Exchange Commission to the extent the same are matters of public record when filed.

                           (2) Promptly after delivered, all reports, filings, communications or correspondence which it delivers to any other Governmental Authority, relating to a matter which, if decided adversely to it, would have a material adverse effect on its financial condition.

                  If it shall fail to timely provide the financial statements, reports and other information required by this subsection, the Lender shall have the right to have its books and records (and the books and records of the other TC Parties) audited in order to obtain such financial statements, reports or other information and any such costs and expenses incurred by the Lender which it fails to pay promptly to the Lender shall become immediately due and payable.

                  SECTION 13.05(c) MAINTAIN LICENSES. It shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

                  SECTION 13.05(d) INFORM THE LENDER OF MATERIAL EVENTS. It shall promptly inform the Lender of any of the following of which it has Actual Knowledge:

                                    SECTION 13.05(d)(1) DEFAULTS. The
                           occurrence of any Event of Default or any Potential Event of Default which occurred by reason of a default by such TC Party in any representation, warranty or covenant made by the TC Party in this Agreement or the other Loan Documents;

                                    SECTION 13.05(d)(2) REGULATORY PROCEEDINGS.
                           The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have a material adverse effect on its financial condition or materially and adversely affect its present or future ability to perform its obligations under the Loan Documents to which it is a party;

                                    SECTION 13.05(d)(3) COMPLAINTS. The receipt
                           of (A) any complaint filed with a Governmental Authority against it or the manager of its Mortgaged Property alleging (I) any violation of fair housing law, handicap access or the Americans with Disabilities Act or equal employment law or regulations, regardless of the effect on the financial condition of any TC Party, or (II) any violation of any other law or regulation if an adverse decision in the proceeding adjudicating the complaint would have a material adverse effect on the financial condition of any TC Party or (B) any final administrative or judicial dispositions of any complaints specified in clause (A);

                                    SECTION 13.05(d)(4) LEGAL PROCEEDINGS. The
                           commencement or threat of any proceedings by or against it, in any federal, state or local court or before any Governmental Authority which, if decided adversely to it, would have a material adverse effect on its financial condition.

                                    SECTION 13.05(d)(5) BANKRUPTCY PROCEEDINGS.
                           The commencement of any proceedings in which it is the debtor (or equivalent party otherwise named) by or against it under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

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                                    SECTION 13.05(d)(6) REGULATORY SUPERVISION
                           OR PENALTY. The receipt of notice from any agency or Governmental Authority having authority over the conduct of its business that (A) it is being placed under regulatory supervision, (B) any license, permit, charter, membership or registration material to the conduct of its business is to be suspended or revoked or (C) it is to cease and desist any practice, procedure or policy employed by it in the conduct of its business, and such cessation would have a material adverse effect upon its present or future ability to perform its obligations under the Loan Documents to which it is a party; and

                                    SECTION 13.05(d)(7) CLAIMS. The receipt of
                           notice from any Governmental Authority or other Person relating to any claim involving it or any of its assets, including the Mortgaged Properties (including notice of any material tax deficiency) which, if decided adversely to it, would have a material adverse effect on its financial condition.

                  SECTION  13.05(e)   OWNERSHIP.

                           (1) TC-Oriole and the REIT shall be the sole general
                  partners of the Operating Partnership.

                           (2) The REIT Sub and the Operating Partnership shall
                  be the sole general partners of the Property Company.

                           (3) The REIT Sub and the Property Company shall be
                  the sole general partners of each of the 35 Owners listed on Exhibit A-1 and each other Person who may become an Owner in the future.

                  SECTION 13.05(f) NO PUBLICLY TRADED PARTNERSHIP. It shall take all actions necessary to prevent itself from being taxed as a publicly traded partnership under Section 7704 of the Internal Revenue Code.

                  SECTION 13.05(g) FURTHER ASSURANCES. At the request of the Lender, it shall execute and deliver and, if necessary, file, such further instrument or instruments and take such further action or actions, not inconsistent with the Loan Documents, as may be necessary, in the opinion of the Lender, to effectuate the provisions of the Loan Documents.

         SECTION 13.06. NEGATIVE COVENANTS OF THE TC PARTIES (OTHER THAN THE OWNERS AND THE REIT). Each TC Party (other than the Owners and the REIT) agrees and covenants with the Lender with respect to itself that, at all times during the Term of this
Agreement:

                  SECTION  13.06(a)   TRANSFERS.

                           (1) Except as otherwise provided in paragraph (2),
                  (i) TC-Oriole shall not Transfer any Ownership Interests in the Operating Partnership, (ii) neither the Operating Partnership nor the REIT Sub shall Transfer any Ownership Interests in the Property Company and (iii) neither the Property Company nor the REIT Sub shall Transfer any Ownership Interests in any Owner.

                           (2) Notwithstanding anything to the contrary in
                  paragraph (1), TC-Oriole, the Operating Partnership and the REIT Sub may, without the consent of the Lender, grant a Lien on any Ownership Interests (other than the REIT Sub's Ownership Interests in any Owner, such Ownership Interests having been previously assigned to the Lender pursuant to the Assignment of Partnership Interests) to an Institutional Lender to secure an Indebtedness to the Institutional Lender, provided that (i) the Person granting the Lien gives the Lender at least 15 days' advance written notice of the Lien and (ii) the Lender has been given at least 15 days to review and approve all documents creating, perfecting and governing the Lien, which approval shall be given if there is no provision which, in the Lender's determination, will conflict with, or cause a breach under, the provisions of this Agreement or the other Loan Documents. Nothing in the foregoing shall be deemed to permit, without the Lender's consent, the sale, assignment, transfer or other disposition of an Ownership Interest which is subject to a Lien permitted under this paragraph (2) to the purchaser at a secured party sale or foreclosure sale (or to a transferee by a conveyance in lieu of foreclosure) in connection with a foreclosure or other disposition of the Lien (but such sale, assignment, transfer or other disposition shall not be considered a Recourse Transfer under Section 21.02).

                           (3) With respect to the grant of a Lien which is
                  permitted under paragraph (2), the TC Party granting the Lien shall use reasonable commercial efforts to obtain from the Institutional Lender a written undertaking, for the benefit of the Lender, that, in the event the Institutional Lender gives the TC Party a notice, under the loan documents evidencing or otherwise relating to the Indebtedness, which is in the nature of a notice of default, a notice of acceleration of the Indebtedness, a notice of foreclosure or a notice of the commencement of the exercise of any other remedy against the TC Party or the Ownership Interests, then the Institutional Lender shall also endeavor to give to the Lender a simultaneous copy of the notice. The undertaking may be conditioned on the receipt by the Institutional Lender of a written confirmation by the TC Parties and the Lender (which the TC Parties and the Lender hereby agree to give) that the failure of the Institutional Lender to give such notices shall not (i) constitute a default by the Institutional Lender under the loan documents evidencing or otherwise relating to the Indebtedness, (ii) give rise to any claim by the TC Parties or the Lender against the Institutional Lender or (iii) invalidate or otherwise affect the efficacy of any notice given by the Institutional Lender to any TC Party.

                  SECTION 13.06(b) NO PUBLICLY TRADED PARTNERSHIP. It shall not take or permit any actions which will cause any of them, or the Operating Partnership or the Property Company, to be taxed as a publicly traded partnership under Section 7704 of the Internal Revenue Code.

                  SECTION 13.06(c) FREQUENCY OF REQUESTS. The Borrowers shall make all Requests (other than a Future Advance Request or a Credit Facility Termination Request) in any calendar quarter on the same day in the calendar quarter. Accordingly, once the Borrowers make one or more Requests (other than a Future Advance Request or a Credit Facility Termination Request) in a calendar quarter, they shall not make any further Requests (other than a Future Advance Request or a Credit Facility Termination Request) in the calendar quarter. The Property Company shall have the right, subject to the terms, conditions and limitations of this Agreement, to make a Future Advance Request for a Revolving Facility Advance on any day until the expiration of the Revolving Facility Availability Period and the Borrowers shall have the right, subject to the terms, conditions and limitations of this Agreement, to make a Credit Facility Termination Request on any day until the expiration of the Term of this Agreement.

                  SECTION 13.06(d) LINES OF BUSINESS. It shall not be Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management, directly or through Affiliates, of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 13.06(e) LIMITATION ON FUNDAMENTAL CHANGES. Without the consent of the Lender, neither the REIT Sub nor the Property Company shall enter into any merger or consolidation. Without the consent of the Lender, which shall not be unreasonably withheld, delayed or conditioned, neither

         TC-Oriole nor the Operating Partnership shall enter into any merger or consolidation unless--

                  (i) either--

                           (A)      it is the surviving entity; or

                           (B) it is not the surviving entity but one of the following conditions is satisfied:

                                    (I)      the surviving entity has a net
                                             worth, determined by the Lender in
                                             accordance with GAAP, at least
                                             equal to $500,000,000;

                                    (II)     the surviving entity has a market
                                             capitalization, as determined by
                                             the Lender, at least equal to
                                             $650,000,000; or

                                    (III)    the merger or consolidation is
                                             part of a concurrent merger or
                                             consolidation permitted under
                                             Section 13.04(d);

                  and

                  (ii) the surviving entity expressly acknowledges in writing that it assumes all of the obligations and liabilities of TC-Oriole or the Operating Partnership, as the case may be, under the Loan Documents, whether arising before or after the date of the merger or consolidation.

         If the Lender does not disapprove of a proposed merger or consolidation on or before the Outside Review Date, the Lender shall be deemed to have given its consent to the merger or consolidation.

                  SECTION 13.06(f) TRANSFER BY HARVEY SCHULWEIS OR ALFRED LERNER. Without the consent of the Lender, it shall not permit either Harvey Schulweis or Alfred Lerner to Transfer any of their limited partnership interests (or any shares of beneficial interest in the REIT into which such interests may be converted) in the Operating Partnership. The Lender hereby consents to the following Transfers by Harvey Schulweis or Alfred Lerner of such limited partnership interests (or converted shares):

                           (1) A Transfer that occurs by inheritance, devise,
                  or bequest or by operation of law upon the death of Harvey Schulweis or Alfred Lerner;

                           (2) A Transfer to immediate family members of Harvey
                  Schulweis or Alfred Lerner or trusts established for the benefit of Harvey Schulweis or Alfred Lerner and/or their respective immediate family members; provided, that Harvey Schulweis or Alfred Lerner, as the case may be, gives the Lender notice of the Transfer concurrently with each Transfer;

                           (3) A Transfer subsequent to a merger or
                  consolidation of the REIT or Operating Partnership in which the REIT or the Operating Partnership is not the surviving entity and which is approved, or deemed approved, by the Lender;

                           (4) The grant of a Lien on such limited partnership
                  interests to an Institutional Lender to secure an Indebtedness of a TC Party to an Institutional Lender, if, concurrently with the grant, the Operating Partnership has granted a Lien to the same Institutional Lender in accordance with Sections 13.06(a)(2); and

                           (5) A conversion of limited partnership interests
                  into shares of beneficial interest in the REIT (but such shares shall be subject to the prohibitions on Transfer set forth in this Section 13.06(f)).

         SECTION 13.07. AFFIRMATIVE COVENANTS OF THE BORROWERS. Each Borrower agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of this Agreement:

                  SECTION 13.07(a) APPRAISALS. At the time of the addition of a Mortgaged Property to the Collateral Pool, and at any time and from time to time thereafter, the Lender shall be entitled to obtain an Appraisal of any Mortgaged Property. The Borrowers shall pay all of the Lender's costs of obtaining the Appraisal, except that the Borrowers shall not be required to pay for any Appraisal of a Mortgaged Property if, within the 24 month period immediately preceding the date of the Appraisal, the Lender had received another Appraisal of the Mortgaged Property.

                  SECTION  13.07(b)  EXPENSES.

                           (1) The Borrowers, jointly and severally, shall pay,
                  or reimburse the Lender for, all costs and expenses incurred by the Lender, including the legal fees and expenses of the Lender's outside legal counsel, in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with a Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrowers' rights or the



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                  Lender's obligations with respect to the Request and all
                  transactions related to any of the foregoing. The obligations of the Borrowers under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs.

                           (2) The Borrowers, jointly and severally, shall pay,
                  or reimburse the Lender for, all costs and expenses, other than those costs and expenses described in paragraph (1), in connection with a Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrowers' rights or the Lender's obligations with respect to the Request and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges. The obligations of the Borrowers under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs.

                           (3) This subsection (b) does not apply to the costs
                  of due diligence fees (including legal fees relating to due diligence) and the closing of this Agreement and the Initial Advance, and the due diligence fee with respect to the addition of an Additional Mortgaged Property to the Collateral Pool, the fees for which are set forth in Sections 14.04(a) and (b), respectively.

                  SECTION  13.07(c)   CAPITAL IMPROVEMENTS FUND.

                           (1) On or before the second anniversary of the
                  Initial Closing Date, the Property Company shall, at any one time or from time to time, draw Revolving Facility Advances in an amount equal to at least $25,000,000 in the aggregate, and place such amounts in a deposit account in a financial institution selected by the Property Company and approved by the Lender. The term "CAPITAL IMPROVEMENTS FUND" means the funds from time to time in the deposit account. The Capital Improvements Fund shall be (i) segregated from all other monies of the Property Company or other Persons, (ii) invested in Permitted Investments and (iii) pledged to the Lender pursuant to that certain Capital Improvements Fund Pledge and Security Agreement attached as EXHIBIT LL to this Agreement. Prior to an Event of Default, the Property Company shall have the sole dominion and control over the Capital Improvements Fund, and, from and after the occurrence of an Event of Default, the Lender shall have sole dominion and control over the Capital Improvements Fund.

                           (2) The Property Company shall (i) complete and pay
                  for, or cause the Owners to complete and pay for, the capital improvements to the Mortgaged Properties specified in the plan attached as EXHIBIT MM to this Agreement (the "CAPITAL IMPROVEMENTS PLAN"), (ii) use the funds in the Capital Improvements Fund for such purposes, (iii) complete, or cause the Owners to complete, the capital improvements specified in the Capital Improvements Plan within the time and in the manner prescribed by the Capital Improvements Plan (subject to the provisions of paragraph (5) below) and (iv) in any event, expend, or cause the Owners to expend, at least $12,500,000 towards capital improvements under the Capital Improvements Plan on or before September 30, 1998. In the event that the Capital Improvements Fund is not sufficient to perform all of the capital improvements specified in the Capital Improvements Plan, the Property Company shall pay, or cause the Owners to pay, from their own funds, all amounts necessary to complete the capital improvements specified in the Capital Improvements Plan. Changes in the Capital Improvements Plan may be made with the Lender's prior written consent (except that no consent shall be required for changes in the category of the Capital Improvements Plan entitled "Discretionary Repairs").

                           (3) The Property Company shall provide quarterly
                  certificates to the Lender detailing the progress of the Capital Improvements Plan and the Lender shall have the right to inspect such progress. The Property Company shall pay, or cause the Owners to pay, all reasonable expenses of (a) any engineer retained by the Lender to make such inspections, provided that the Property Company, or the Owners, shall only be required to pay such expenses for one such inspection after the first anniversary of the Initial Closing Date and one additional such inspection after the completion of the Capital Improvements Plan and (b) any engineer retained by the Lender to review the quarterly certificates. The certificates shall certify to the Lender (i) the aggregate amount of the Revolving Facility Advances that have been drawn and placed in the Capital Improvements Fund; (ii) the amount of the Capital Improvements Fund that has been drawn by the Property Company to pay for capital improvements in accordance with the Capital Improvements Plan, and the cost of each capital improvement to which the draws were applied; and (iii) the status of the Capital Improvements Plan, including the portion of the Capital Improvements Plan which has been completed, the portion that is in progress (and the stage of such progress) and the portion that has not yet been commenced. If requested by the Lender in writing, the certificates shall be accompanied by copies of all invoices, receipts and other documentation necessary, in the Lender's opinion, to verify the statements made in the certificate. The Property Company shall pay, or cause the Owners to pay, all reasonable, out-of-pocket expenses incurred by the Lender in connection with the inspections (including the expenses of the engineer described above, but subject to the limitations on the payment of such expenses).

                           (4) The Capital Improvements Fund shall be in
                  addition to, and not in replacement of, any replacement reserves for the Mortgaged Properties established in accordance with the Replacement Reserve Agreement for the Mortgaged Properties.

                           (5) If, as a result of labor disputes, fire, unusual
                  delay in deliveries, unavoidable casualties or other causes beyond the Owner's reasonable control, or by other causes which the Lender, in its reasonable judgment, determines may justify delay, the Property Company or the Owner, as the case may be, is delayed in completing the capital improvements specified in the Capital Improvements Plan, then the period of time within which the Property Company or the Owner, as the case may be, shall be obligated to complete such capital improvements shall be extended by the period of such delay.

         SECTION 13.08.   COVENANTS OF THE LENDER.

                  SECTION 13.08(a) CAP RATES. The Lender shall determine Cap Rates for the Mortgaged Properties of the Owners approximately once each year. The Lender shall determine the Cap Rates on the basis of its internal survey and analysis of cap rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as the Lender deems appropriate in its sole and absolute discretion. In determining the Cap Rate, the Lender shall not be obligated to rely on any information provided by the TC Parties. The Lender shall have the right to select additional Cap Rates during the year at any time the Lender determines that changed market or property conditions warrant such action.

                  SECTION 13.08(b) VALUATIONS. The Lender shall perform a 12 Month Valuation for each of the Mortgaged Properties, and a determination of Aggregate Facility Debt Service Coverage Ratios and Aggregate Loan to Value Ratio for the Trailing 12 Month Period (all of which 12 Month Valuations and determinations shall be binding and conclusive on the TC Parties) once each calendar quarter, within 20 Business Days after the Owners have delivered to the Lender the reports




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         required in Section 13.01(b)(1) and (2). The Lender shall have the right to perform additional 12 Month Valuations and determinations at other times during the year (i) in connection with a Request, or (ii) at any time the Lender determines that changed market or property conditions warrant such action.

                  SECTION 13.08(c) NOTICE TO OTHER INSTITUTIONAL LENDERS OF THE TC PARTIES. In the event a TC Party grants a Lien on any Ownership Interests to an Institutional Lender which is permitted under Sections 13.04(a)(2) or 13.06(a)(2), and the TC Party obtains the undertaking from the Institutional Lender described in Section 13.04(a)(3) or 13.06(a)(3), then, within 30 days after the TC Party's request, the Lender will make a written undertaking, for the benefit of the Institutional Lender, that, in the event the Lender gives the TC Party a notice under the Loan Documents which is in the nature of a notice of default, a notice of acceleration of the Indebtedness, a notice of foreclosure or a notice of the commencement of the exercise of any other remedy against the TC Party or any of the Collateral, then the Lender shall also endeavor to give to the Institutional Lender a simultaneous copy of the notice. The undertaking may be conditioned upon the receipt by the Lender of a written confirmation by the TC Parties and the Institutional Lender that the failure of the Lender to give such notices shall not (i) constitute a default under the Loan Documents, (ii) give rise to any claim whatsoever by the TC Parties or the Institutional Lender against the Lender or (iii) invalidate or otherwise affect the efficacy of any notice given by the Lender to any TC Party.

         SECTION 13.08(d) INSURANCE CLAIMS SETTLEMENT. Notwithstanding the provision of the second sentence of the third paragraph of Paragraph 5 of the Uniform Provisions of the Security Instruments (as they provide on the Initial Closing Date) relating to insurance claims, so long as (i) the casualty to a Mortgaged Property has led to a claim of less than $500,000 and (ii) no Event of Default then exists, the Lender shall not exercise the power of attorney granted thereby, and an Owner may make proof of loss, adjust and compromise claims, oppose and prosecute actions relating to the casualty insurance policy in question and collect and receive the insurance proceeds in question.

                                  ARTICLE XIV

                                      FEES

         SECTION 14.01. FEE DEFINITIONS. For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:



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



                  "STANDBY FEE" means, for each calendar month, the product obtained by multiplying--

                           (a)      1/12, by

                           (b)      19 basis points, by

                           (c) the average daily Unused Capacity during the month.

                  "UNUSED CAPACITY" means, for any specified date, the excess (if any) of--

                           (a) the sum of (1) Maximum Credit Commitment in effect on such date and (2) the amount of any reduction in the Maximum Credit Commitment under Section 7.05(a), over

                           (b) the aggregate unpaid principal balance of the Advances Outstanding on such date.

         SECTION 14.02. STANDBY FEE. The Property Company shall pay the Standby Fee to the Lender for each month during the Term of this Agreement, in arrears, on the first Business Day following the end of the month, except that the Standby Fee for the last month during the Term of this Agreement shall be paid on the last day of the Term of this Agreement. If the Initial Closing Date is not the first day of a calendar month, the Standby Fee payable for the calendar month in which the Initial Closing Date occurs shall be prorated as of the Initial Closing Date.

         SECTION 14.03. ORIGINATION FEES. The Borrowers shall pay to the Lender an origination fee (the "ORIGINATION FEE") equal to $1,406,250. The Borrowers shall pay the Origination Fee on the Initial Closing Date.

         SECTION 14.04.  DUE DILIGENCE FEES.

                  SECTION 14.04(a) INITIAL DUE DILIGENCE FEES. The Borrowers shall pay to the Lender due diligence fees (including legal fees and expenses relating to due diligence and the closing of this Agreement and the Initial Advance) (the "INITIAL DUE DILIGENCE FEES") with respect to the Initial Mortgaged Properties equal to the product obtained by multiplying --

                           (1)      $16,000 per Initial Mortgaged Property, by

                           (2)      the number of Initial Mortgaged Properties.

         The Borrowers have previously paid to the Lender a portion of the Initial Due Diligence Fees and shall pay the remainder of




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



         the Initial Due Diligence Fees to the Lender on the Initial
         Closing Date.

         SECTION 14.04(b) ADDITIONAL DUE DILIGENCE FEES FOR ADDITIONAL COLLATERAL. The Borrowers shall pay to the Lender additional due diligence fees (the "ADDITIONAL COLLATERAL DUE DILIGENCE FEES") with respect to each Additional Mortgaged Property equal to the sum of (i) $1,000 and (ii) the actual out-of-pocket expenses incurred by the Lender in connection with all due diligence activities which the Lender deems necessary in connection with the addition of the Additional Mortgaged Property to the Collateral Pool. The Borrowers shall pay Additional Collateral Due Diligence Fees for the Additional Mortgaged Property to the Lender on the date on which they submit the Collateral Addition Request for the addition of the Additional Mortgaged Property to the Collateral Pool.

         SECTION 14.05. DOCUMENT FEES. The Borrowers shall pay no document certification fees to the Lender for the Loan Documents certified by Fannie Mae in connection with the Initial Advance made on the Initial Closing Date. The Borrowers shall pay to the Lender document certification fees (the "DOCUMENT CERTIFICATION FEES") for each Request made after the Initial Closing Date equal to the product obtained by multiplying--

                  (a)      $25.00, by

                  (b) the number of Loan Documents certified by Fannie Mae in connection with such Request.

The Borrowers shall pay the Document Certification Fees to the Lender on each Closing Date after the Initial Closing Date (with respect to the Loan Documents, if any, certified on such Closing Date). The Borrowers shall also pay to the Lender a monthly document custody fee (the "DOCUMENT CUSTODY FEE") equal to the product obtained by multiplying--

                  (a)      $2.00, by

                  (b) the number of Loan Documents held in custody by Fannie Mae during the month.

The Document Custody Fee shall be paid monthly, in arrears, on the day of each month on which interest payments under the Base Facility Notes are required to be paid.

         SECTION 14.06.   LEGAL FEES AND EXPENSES.

                  SECTION 14.06(a) INITIAL LEGAL FEES. The Borrowers shall pay to the Lender, for delivery to Fannie Mae, the actual out-of-pocket legal fees and expenses incurred by Fannie Mae in connection with the preparation and negotiation


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



         of this Agreement, the other Loan Documents executed on the Initial Closing Date and the closing of the Initial Advance. The Borrowers shall pay such legal fees and expenses of Fannie Mae to the Lender on the Initial Closing Date.

                  SECTION 14.06(b) ADDITIONAL LEGAL FEES AND EXPENSES FOR ADDITIONAL COLLATERAL. The Borrowers shall pay to the Lender, with respect to each Additional Mortgaged Property, the actual out-of-pocket legal fees and expenses incurred by the Lender and Fannie Mae in connection with the preparation and negotiation of the Collateral Addition Loan Documents executed on the Closing Date for the addition of the Additional Mortgaged Property and the closing of the addition of the Additional Mortgaged Property to the Collateral Pool. The Borrowers shall pay the legal fees and expenses to the Lender on the Closing Date for the addition of the Additional Mortgaged Property to the Collateral Pool.

         SECTION 14.07. MBS-RELATED COSTS. The Borrowers shall pay to the Lender, within 30 days after demand, all fees and expenses incurred by the Lender or Fannie Mae in connection with the issuance of any MBS backed by an Advance, including the fees charged by Depository Trust Company and State Street Bank or any successor fiscal agent or custodian.

         SECTION 14.08. OTHER FEES. The Borrowers shall pay the following additional fees and payments, if and when required pursuant to the terms of this Agreement:

                  (a) The Collateral Addition Fee, pursuant to Section 6.03(b), in connection with the addition of an Additional Mortgaged Property to the Collateral Pool pursuant to Article VI;

                  (b) The Release Price, pursuant to Section 7.03(c), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to Article VII;

                  (c) The Release Fee, pursuant to Section 7.03(d), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to Article VII;

                  (d)  The Revolving Facility Termination Fee, pursuant to
         Section 9.03(b), in connection with a complete or partial termination of the Revolving Facility pursuant to Article IX; and

                  (e) As part of any required prepayment premium, the Credit Facility Termination Fee, pursuant to Section 10.03, in connection with the termination of the Credit Facility pursuant to Article X.



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                                   ARTICLE XV

                                CASH MANAGEMENT

         The Owners and the Lender shall execute the Cash Management Agreement on the Initial Closing Date.

                                  ARTICLE XVI

                               EVENTS OF DEFAULT

         SECTION 16.01. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of
Default:

                  SECTION 16.01(a) Any representation or warranty made by, or on behalf of, any TC Party in this Agreement or any other Loan Document shall prove to have been false in any material respect as of the date on which it was made;

                  SECTION 16.01(b) The failure of any TC Party to pay, on or before the date when due, (i) any interest or principal due with respect to any Advance, (ii) any amount payable into the Tax Escrow Fund in accordance with Section 19.02(a) and the Security Instruments,
         (iii) any amount payable into the Capital Improvements Fund in accordance with Section 13.07(c), (iv) any monthly deposit payable into the Replacement Reserve in accordance with Section 13.01(g), and
         (v) any Monthly Cap Escrow Payment payable into the Cap Escrow Fund in accordance with Section 20.03.

                  SECTION 16.01(c) The failure of any TC Party to pay, on or before the date when due, any amount (other than as set forth in paragraph (b) above) due and payable by any TC Party under the Loan Documents, including fees, costs or expenses, if the failure continues for a period of 10 days after receipt by the TC Party of a written notice from the Lender identifying the failure;

                  SECTION 16.01(d) There shall have been entered against any TC Party a judgment against any TC Party or any attachment or other levy against any portion of any TC Party's assets with respect to a claim in an amount in excess of $1,000,000 individually or in the aggregate, and the judgment, attachment or levy remains unpaid, unstayed on appeal, undischarged, unbonded, not fully insured (other than stated deductibles or retentions) or undismissed for a period of 60 days;

                  SECTION 16.01(e) With respect to any Indebtedness incurred by a TC Party in an aggregate amount in excess of



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         $1,000,000, the failure of any TC Party (i) to pay all or any portion of the Indebtedness when it is due and payable, or (ii) to perform and observe any of the terms, covenants and conditions contained in any document or instrument relating to the Indebtedness (other than those described in clause (i) above) when such performance or observation is due, if

                  (x)      the failure to pay, perform or observe

                           (I) continues after the expiration of any applicable notice and cure period and

                           (II) gives the creditor to whom the Indebtedness is owed the right to accelerate the Indebtedness, and

                  (y)      either

                           (I)      the Indebtedness has matured or

                           (II) the creditor to whom the Indebtedness is due and payable has accelerated the maturity of the Indebtedness;

                  SECTION 16.01(f) With respect to any Indebtedness incurred by a TC Party in an aggregate amount in excess of $1,000,000 which is secured by a Lien on the Ownership Interests in an Owner, the REIT
         Sub, the Property Company or the Operating Partnership, the failure of the TC Party to pay all or any portion of the Indebtedness when it is due and payable, if the failure to pay continues after the expiration of any applicable notice and cure period;

                  SECTION 16.01(g) With respect to any Indebtedness incurred by a TC Party in an aggregate amount in excess of $1,000,000 which is secured by a Lien on the Ownership Interests in an Owner, the REIT
         Sub, the Property Company or the Operating Partnership, the failure of the TC Party to perform and observe any of the terms, covenants and conditions contained in any document or instrument relating to such Indebtedness (other than those described in subsection (f) above) when such performance or observation is due, if

                  (x) the failure to perform or observe

                           (I) continues after the expiration of any applicable notice and cure period and

                           (II) gives the creditor to whom the Indebtedness is owed the right to accelerate the Indebtedness and




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



                  (y)      (I) the Indebtedness has matured,

                           (II) the creditor to whom the Indebtedness is due and payable has accelerated the maturity of the Indebtedness or

                           (III) the creditor to whom the Indebtedness is owed has instituted foreclosure or other comparable proceedings with respect to such Ownership Interests;

                  SECTION 16.01(h) Any event under any Loan Document which (i) is defined to be an "Event of Default," (ii) constitutes a default (but only after the expiration of any applicable notice and cure period) or (iii) permits the Lender to accelerate the indebtedness evidenced by a Note;

                  SECTION 16.01(i) In the event the Property Company in good faith has determined that it has performed its obligation to complete, or to cause the Owners to complete, the capital improvements to the Mortgaged Properties specified in the Capital Improvements Plan within the time and in the manner prescribed by the Capital Improvements Plan, and the Lender determines, upon inspection, that the Property Company or the Owners, as the case may be, have not so performed, the failure to have so performed shall constitute an Event of Default, if the failure continues for a period of 30 days after receipt by the TC Party of a written notice from the Lender identifying the failure; provided, however, that if, in the Lender's judgment:

                           (1) the cure of the failure requires a period in excess of 30 days, and

                           (2) corrective action is instituted by any Owner within the 30-day period and is pursued diligently and in good faith,

         then the failure shall not constitute an Event of Default unless the failure is not cured by the Owners within a reasonable period of time after receipt by the TC Party of a written notice from the Lender identifying the failure.

                  SECTION 16.01(j) The failure of any TC Party to perform or observe any term, covenant, condition or agreement under this Agreement, or any other Loan Document, other than as set forth in paragraphs (a) through (i) above, if the failure continues for a period of 30 days after receipt by the TC Party of a written notice from the Lender identifying the failure; provided, however, that if, in the Lender's judgment:



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                           (1)      the cure of the failure requires a period
                                    in excess of 30 days,

                           (2) the failure will not result in a material adverse effect on:

                                    (i)      the financial condition of any TC
                                             Party,

                                    (ii)     the validity, priority,
                                             perfection, or enforceability of
                                             this Agreement or any other Loan
                                             Document, or

                                    (iii)    the rights and remedies of the
                                             Lender under any Loan Document, or
                                             the value of, or the Lender's
                                             ability to have recourse against,
                                             any Collateral,

                           (3)      the failure is capable of being cured
                                    within a period not in excess of 60 days and

                           (4) corrective action is instituted by any Owner within the 30-day period and is pursued diligently and in good faith,

         then the failure shall not constitute an Event of Default unless the failure is not cured by the Owners within 60 days after receipt by the TC Party of a written notice from the Lender identifying the failure.

                                  ARTICLE XVII

                                    REMEDIES

         SECTION 17.01.   REMEDIES; WAIVERS.

                  SECTION 17.01(a) Upon the occurrence of an Event of Default, the Lender shall have the right to pursue any remedies available to it under any of the Loan Documents.

                  SECTION 17.01(b) Upon the occurrence of an Event of Default, the Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.

                  SECTION 17.01(c) The Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by the Lender and delivered to the



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         Borrowers. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                  SECTION 17.01(d) If any TC Party fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then the Lender at the Lender's option may make such appearances, disburse such sums and take such action as the Lender deems necessary, in its sole discretion, to protect the Lender's interest, including (i) disbursement of attorney's fees, (ii) entry upon the Mortgaged Property to make repairs and Replacements,
         (iii) procurement of satisfactory insurance as provided in paragraph 5 of the Security Instrument encumbering the Mortgaged Property, and
         (iv) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of the Owner and the curing of any default of the Owner in the terms and conditions of the ground lease. Any amounts disbursed by the Lender pursuant to this paragraph (d), with interest thereon, shall become additional indebtedness of the Borrowers secured by the Loan Documents. Unless the Borrowers and the Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the Blended Rate from time to time unless collection from the Borrowers of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrowers under applicable law. Nothing contained in this paragraph (d) shall require the Lender to incur any expense or take any action hereunder.

         SECTION 17.02. NO REMEDY EXCLUSIVE. Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.

         SECTION 17.03. NO WAIVER. No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

         SECTION 17.04. NO NOTICE. In order to entitle the Lender to exercise any remedy reserved to the Lender in this Article, it shall not be necessary to give any notice, other than such notice as may be required by applicable law (except to the extent such notice may be waived by the TC Parties) or under the applicable




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provisions of this Agreement or any of the other Loan Documents. The TC Parties hereby waive any notices which are required by law, to the fullest extent such waiver is permitted by applicable law.

         SECTION 17.05 APPLICATION OF PAYMENTS. Except as otherwise expressly provided in the Loan Documents, and unless applicable law provides otherwise, all payments received by the Lender from any of the TC Parties under the Loan Documents shall be applied by the Lender against any amounts then due and payable under the Loan Documents by any of the TC Parties, in any order of priority that the Lender may determine.

                                 ARTICLE XVIII

                              RIGHTS OF FANNIE MAE

         SECTION 18.01. SPECIAL POOL PURCHASE CONTRACT. The TC Parties acknowledge that Fannie Mae is entering into an agreement with the Lender (the "SPECIAL POOL PURCHASE CONTRACT"), pursuant to which, INTER ALIA, (i) the Lender shall agree to assign all of its rights under this Agreement to Fannie Mae, (ii) Fannie Mae shall accept the assignment of the rights, (iii) subject to the terms, limitations and conditions set forth in the Special Pool Purchase Contract, Fannie Mae shall agree to purchase each Advance issued under this Agreement by issuing to the Lender a Fannie Mae MBS, in the amount and for a term equal to the Advance purchased and backed by an interest in the Base Facility Notes or the Revolving Facility Note, as the case may be, and the Collateral Pool securing the Notes and the Guaranties, (iv) the Lender shall agree to assign to Fannie Mae all of the Lender's interest in the Notes and Collateral Pool securing the Notes and the Guaranties, and (v) the Lender shall agree to service the loans evidenced by the Notes.

         SECTION 18.02. ASSIGNMENT OF RIGHTS. The TC Parties acknowledge and consent to the assignment to Fannie Mae of all of the rights of the Lender under this Agreement and all other Loan Documents, including the right and power to make all decisions on the part of the Lender to be made under this Agreement and the other Loan Documents, but Fannie Mae, by virtue of this assignment, shall not be obligated to perform the obligations of the Lender under this Agreement or the other Loan Documents. The Lender, however, shall remain fully liable for all of its obligations under this Agreement, notwithstanding the assignment of its rights described under this Section.

         SECTION 18.03. RELEASE OF COLLATERAL. The TC Parties hereby acknowledge that, after the assignment of Loan Documents contemplated in
Section 18.02, the Lender shall not have the right or power to effect a release of any Collateral pursuant to Articles VII or X. The TC Parties acknowledge that the Security Instruments provide for the release of the Collateral under Articles VII and X.





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Accordingly, the TC Parties shall not look to the Lender for performance of any obligations set forth in Articles VII and X, but shall look solely to the party secured by the Collateral to be released for such performance. The Lender represents and warrants to the TC Parties that the party secured by the Collateral shall be subject to the release provisions contained in Articles VII and X by virtue of the release provisions in each Security Instrument.

         SECTION 18.04. REPLACEMENT OF LENDER. At the request of Fannie Mae, the TC Parties and the Lender shall agree to the assumption by another lender designated by Fannie Mae, of all of the obligations of the Lender under this Agreement and the other Loan Documents (and assignment of concomitant rights), and/or any related servicing obligations, and, at Fannie Mae's option, the concurrent release of the Lender from its obligations under this Agreement and the other Loan Documents and/or any related servicing obligations, and shall execute all releases, modifications and other documents which Fannie Mae determines are necessary or desirable to effect such assumption.

         SECTION 18.05. FANNIE MAE AND LENDER FEES AND EXPENSES. The TC Parties agree that any provision providing for the payment by any one or more of the TC Parties of fees, costs or expenses incurred or charged by the Lender pursuant to this Agreement shall be deemed to provide for the payment by such TC Party or Parties of all fees, costs and expenses incurred or charged by the Lender or Fannie Mae in connection with the matter for which fees, costs or expenses are payable.

         SECTION 18.06. THIRD-PARTY BENEFICIARY. The TC Parties hereby acknowledge and agree that Fannie Mae is a third party beneficiary of all of the representations, warranties and covenants made by any TC Parties to, and all rights under this Agreement conferred upon, the Lender, and, by virtue of its status as third-party beneficiary and/or assignee of the Lender's rights under this Agreement, Fannie Mae shall have the right to enforce all of the provisions of this Agreement against the TC Parties.

                                  ARTICLE XIX

                        INSURANCE AND REAL ESTATE TAXES

         SECTION 19.01.   INSURANCE ESCROW FUND.

         Except during the continuance of an Event of Default, no fund for Insurance Premiums (a "INSURANCE ESCROW FUND") shall be required to be established with the Lender under the Loan Documents, provided that, in the event the insurance deductible(s) of, or required in, any Insurance Policy exceeds $100,000, the Lender reserves the right to require the Owners to establish with the Lender, as additional security for the Notes, an Insurance Escrow Fund equal to the aggregate amount of the insurance deductible(s)




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on the Insurance Policy, as reasonably determined by the Lender. If the Lender shall require an Insurance Escrow Fund, it shall establish the Insurance Escrow Fund in a deposit account with a financial institution selected by the Owners and approved by the Lender, which approval shall not be unreasonably withheld, conditioned or delayed, and the amounts in the Insurance Escrow Fund shall be invested by the Lender in Permitted Investments selected by the Lender. All earnings on such Permitted Investments shall be added to, and become a part of, the Insurance Escrow Fund.

         SECTION  19.02.   TAXES.

         SECTION 19.02(a) ESCROW. A fund (the "TAX ESCROW FUND")for the aggregate amount of yearly water and sewer rates and taxes and assessments ("REAL ESTATE TAXES") which may be levied on the Mortgaged Properties shall be required to be established with the Lender pursuant to this Article XIX. The Lender shall establish the Tax Escrow Fund in a deposit account with a financial institution selected by the Owners and approved by the Lender, which approval shall not be unreasonably withheld, conditioned or delayed, and the amounts in the Tax Escrow Fund shall be invested by the Lender in Permitted Investments selected by the Lender. All earnings on such Permitted Investments shall be added to, and become a part of, the Tax Escrow Fund.

                  SECTION 19.02(b) DELIVERY OF LETTER OF CREDIT. Provided that no Event of Default has occurred and is then continuing, at any time during the Term of this Agreement during which the Tax Escrow Fund is held by the Lender, the Owners may, upon notice to the Lender, elect to substitute for the Tax Escrow Fund a Letter of Credit (as defined below) in accordance with this subsection, in which event the Lender shall return the Tax Escrow Fund to the Owners within 30 days after the Owners deliver the Letter of Credit to the Lender. Provided that no Event of Default has occurred and is then continuing, at any time during the Term of this Agreement during which a Letter of Credit for Real Estate Taxes is held by the Lender, the Owners may, upon notice to the Lender, elect to substitute for the Letter of Credit the Tax Escrow Fund, in which event the Owners shall deliver to the Lender, in cash, the amount of the Tax Escrow Fund which would have been required at the time of the substitution if the Owners had not elected to furnish the Letter of Credit and the Lender shall return the Letter of Credit to the Owners within 30 days after its receipt of the cash for the Tax Escrow Fund. Any Letter of Credit delivered to the Lender in accordance with this subsection shall be a clean, irrevocable Letter of Credit, naming the Lender as beneficiary, in an amount equal to the maximum aggregate amount which, at any point in time during the 12 month period immediately succeeding the date on which the Letter of Credit is delivered, would have been required to have been on deposit in the Tax Escrow Fund (the



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         "MAXIMUM ESCROW AMOUNT"), if one had been maintained, as such amount is determined by the Lender. The Letter of Credit must be issued by an issuer (the "ISSUER") that meets the Lender's requirements for ratings of issuers of acceptable Letters of Credit as set forth in the DUS Guide, must comply with all other requirements for letters of credit contained in the DUS Guide and must be a so-called "evergreen" letter of credit which does not expire unless the Issuer gives the Lender at least 30 days' advance written notice of the expiration. (The term "LETTER OF CREDIT" shall mean the letter of credit delivered to the Lender pursuant to this paragraph (b) in connection with the Lender's making the loans evidenced by the Notes to the Owners, any replacement letter of credit, and any amendment or renewal of the letter of credit or the replacement letter of credit.) If the Owners at any time provide a confirming letter of credit, a replacement confirming letter of credit or an amendment or renewal of the confirming letter of credit or the replacement confirming letter of credit, then the term "Letter of Credit" shall also mean the confirming letter of credit as so amended, renewed or replaced.)

                  SECTION 19.02(c) LETTER OF CREDIT AS ADDITIONAL COLLATERAL. The TC Parties agree that the Letter of Credit provides collateral for the Notes in addition to the lien of the Security Instruments on the Mortgaged Properties and, during the continuance of any Event of Default, the Lender shall be entitled to take any action permitted under this Agreement, in addition to pursuing any other remedy the Lender may have with respect to any other Collateral or secured property, including the Mortgaged Properties.

                  SECTION 19.02(d) CONDITIONS FOR PROVIDING AND HOLDING LETTER OF CREDIT.

                  SECTION 19.02(d)(1) PERIOD DURING WHICH THE OWNERS MUST PROVIDE LETTER OF CREDIT. Until the earliest of (i) payment in full of all sums secured by the Security Instruments and release by the Lender of the liens of the Security Instruments, or (ii) the date that the Lender fully draws on the Letter of Credit as permitted by this Agreement, the Owners shall renew, amend or replace the Letter of Credit in accordance with the terms of this Agreement, to ensure that the Letter of Credit remains in effect and does not expire.

                  SECTION 19.02(d)(2) RETURN OF THE LETTER OF CREDIT OR THE PROCEEDS THEREOF. The Lender shall return the Letter of Credit, or the proceeds of any draws on such Letter of Credit (less all amounts which have been applied by the Lender pursuant to the terms of this Article
         XIX) to the Owners 10 days after the date on which the Lender releases the lien of


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         the Security Instruments following payment in full of all
         amounts secured by the Security Instruments.

                  SECTION 19.02(d)(3) APPLICATION FOR PREPAYMENT. If the proceeds of the Letter of Credit are applied to payment of a portion of the principal amount of the Notes, a prepayment premium attributable to such prepaid principal amount shall be due to the Lender and to the extent, if any, as provided in the Notes.

                  SECTION 19.02(d)(4) ADJUSTMENT OF THE LETTER OF CREDIT. The Owners shall deliver to the Lender copies of the bills and notices of assessments for Real Estate Taxes for the Mortgaged Properties. Promptly upon the Owners' receipt of each yearly bill of Real Estate Taxes, the Owners shall deliver to the Lender an amendment or replacement of the Letter of Credit. In addition, not more than two times each calendar year, the Owners shall, promptly after receipt of notice from the Lender, deliver to the Lender an amendment or replacement of the Letter of Credit in the Maximum Escrow Amount for the then-current calendar year, as such yearly amount is reasonably estimated by Lender on the basis of assessments and bills and reasonable estimates thereof.

                  SECTION 19.02(e)  RENEWAL OR REPLACEMENT OF LETTER OF CREDIT.

                           SECTION 19.02(e)(1)  RENEWAL OR REPLACEMENT. At least
                  30 days prior to the expiration date of the Letter of Credit, the Owners shall either (i) cause the Letter of Credit to be amended to extend its expiration date, or (ii) furnish a replacement Letter of Credit. In either case, the amended Letter of Credit or the replacement Letter of Credit must (A) be in compliance with the requirements for letters of credit under the DUS Guide, and be from an Issuer which meets the Lender's requirements for ratings of issuers of acceptable letters of credit as set forth in the DUS Guide, (B) have a term not less than one (1) year (unless a shorter term is approved in writing by the Lender), and (C) be in the amount of the outstanding Letter of Credit, amended to the extent required pursuant to paragraph (d)(4) above. The foregoing shall not affect the requirement that, notwithstanding the expiration date of the Letter of Credit, it will not expire until the Issuer has given the Lender at least 30 days' advance written notice.

                           SECTION 19.02(e)(2)  REVIEW OF RATING OF ISSUER;
                  REPLACEMENT OF LETTER OF CREDIT. From time to time, the Lender shall review the rating of the Issuer of the then outstanding Letter of Credit. If the Lender notifies the Owners that at the time of any such review the issuing




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                  bank does not meet the Lender's requirements for ratings of issuers of acceptable letters of credit as set forth in the DUS Guide, the Owners shall replace the outstanding Letter of Credit with a Letter of Credit that complies with all of the requirements set forth in the DUS Guide, no later than 30 days after the Lender's notice to the Owners, unless the outstanding Letter of Credit would expire prior to such 30-day period, in which case the Owners shall provide the replacement Letter of Credit no later than five business days prior to the expiration date of the outstanding Letter of Credit.

                           SECTION 19.02(e)(3)  DRAW ON LETTER OF CREDIT. If the
                  Owners do not provide an amendment to, or replacement of, the Letter of Credit when required pursuant to paragraph (1) or
                  (2) above, as the case may be, which amended or replacement Letter of Credit satisfies all of the requirements of paragraphs (1) and (2) above, the Lender shall draw the full amount of the Letter of Credit and hold and apply the proceeds as permitted hereunder and, in such event, no Event of Default shall be deemed to exist by virtue of the Borrowers' failure to comply with said paragraphs (1) and
                  (2).

                  SECTION 19.02(f)  DEFAULT UNDER THE LOAN DOCUMENTS.

                           SECTION 19.02(f)(1)  REMEDIES. During the continuance
                  of an Event of Default, the Lender shall be entitled, in its sole discretion, to:

                                    (i) Draw on the Letter of Credit and hold
                           the proceeds of the Letter of Credit and hold it as additional cash Collateral;

                                    (ii) Draw on the Letter of Credit and apply
                           all or any portion of the proceeds of the Letter of Credit to payment of the unpaid principal amount of the Notes and the prepayment premium (calculated as provided in the Notes) on the principal amount prepaid; provided, however, that such application of proceeds shall not cure or be deemed to cure any default;

                                    (iii) Draw on the Letter of Credit and
                           apply all or any portion of the proceeds of the Letter of Credit to reimburse the Lender for any losses or expenses (including legal fees) suffered or incurred by the Lender as a result of such default; and/or

                                    (iv) Exercise all rights and remedies
                           available to the Lender at law or in equity or




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                           under any of the Loan Documents (including this
                           Section).

                           SECTION 19.02(f)(2) NO OBLIGATION TO APPLY PROCEEDS;
                  NO CURE. Nothing in this Section shall obligate the Lender to apply all or any portion of the proceeds of the Letter of Credit to cure any default under the Loan Documents or to reduce the indebtedness evidenced by the Notes. No application of proceeds of the Letter of Credit by the Lender shall be deemed to cure any default.

         SECTION 19.02(g)   PROCEEDS OF THE LETTER OF CREDIT.

                  SECTION 19.02(g)(1) PROVIDING REPLACEMENT LETTER OF CREDIT AFTER A DRAW. Provided that the Owners are not otherwise in default under any of the Loan Documents (including the Security Instruments), after the Lender has drawn on the Letter of Credit, but prior to application of proceeds, the Lender may, but is not obligated to, permit the Owners to provide a replacement Letter of Credit that complies with all the requirements set forth in the DUS Guide, in which case the Lender shall return the proceeds of the draw to the Owners, less the Lender's costs and expenses (including attorneys' fees and expenses and allocable costs for time spent by officers, employees, contractors and agents of the Lender).

                  SECTION 19.02(g)(2) PROCEEDS HELD IN TAX ESCROW FUND ACCOUNT. If the Lender draws on the Letter of Credit and holds the proceeds under the Security Instruments, such funds shall be held by the Lender in the Tax Escrow Fund account.

                  SECTION 19.02(g)(3) NO OBLIGATION TO DRAW OR TO APPLY PROCEEDS. The Lender shall not be obligated to draw on the Letter of Credit upon any default under any of the Loan Documents or apply the proceeds of any draw on the Letter of Credit to cure a default under the Loan Documents. The Lender may hold the Letter of Credit or the proceeds of any Letter of Credit until the date for return as determined pursuant to paragraph (d)(2), or apply all or any portion of the proceeds as permitted by this Agreement or any of the Loan Documents and hold any remaining proceeds until the date for return determined under paragraph (d)(2).

         SECTION 19.03  FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.

In the event an Insurance Escrow Fund or a Tax Escrow Fund is required under the terms of this Article XIX, the following provisions shall apply:

                  SECTION 19.03(a) Subject to applicable law, the Owners shall pay to the Lender on the first day of each calendar



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         month (or on another day designated in writing by the Lender), until the Insurance Escrow Fund and Tax Escrow Fund are no longer required under the Loan Documents, a sum (herein "FUNDS") equal to one-twelfth of (1) if a Tax Escrow Fund is required, the Real Estate Taxes which may be levied on the Mortgaged Properties and (2) if an Insurance Escrow Fund is required, the Insurance Premiums or insurance deductibles (either, an "INSURANCE PAYMENT"), whichever is required by the Loan Documents. The Lender may require the Owners to pay to the Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with the Owners or the Mortgaged Properties to the extent such taxes, charges, premiums, assessments or impositions constitute an encumbrance on a Mortgaged Property with priority over the Security Instruments on the Mortgaged Property (herein "OTHER IMPOSITIONS"). Unless otherwise provided by applicable law, the Lender may require Funds for Other Impositions to be paid by the Owners in a lump sum or in periodic installments, at the Lender's option.

                  SECTION 19.03(b) The Lender shall apply the Funds to pay the Real Estate Taxes, Insurance Premiums or Other Impositions, as the case may be, so long as no Event of Default has occurred. The Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless the Lender pays the Owners interest, earnings or profits on the Funds and applicable law permits the Lender to make such a charge. The Lender shall give to the Owners, without charge, an annual accounting of the Funds in the Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by the Security Instruments.

                  SECTION 19.03(c) If the amount of the Funds held in the Tax Escrow Fund and the Insurance Escrow Fund at the time of the annual accounting thereof shall exceed the amount deemed necessary by the Lender to provide for the payment of any Insurance Premiums (if an Insurance Escrow Fund is required), Real Estate Taxes (if a Tax Escrow Fund is required) and Other Impositions (if either an Insurance Escrow Fund or a Tax Escrow Fund is required), as they fall due, such excess shall be credited to the Owners on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held in the Tax Escrow Fund and the Insurance Escrow Fund shall be less than the amount deemed necessary by the Lender to pay such Insurance Premiums (if an Insurance Escrow Fund is required), Real Estate Taxes (if a Tax Escrow Fund is required) and Other Impositions (if either an Insurance Escrow Fund or a Tax Escrow Fund is required) , as they fall due, the



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         Owners shall pay to the Lender any amount necessary to make up the deficiency within 30 days after notice from the Lender to the Owners requesting payment thereof.

                  SECTION 19.03(d) Upon payment in full of all sums secured by the Loan Documents, the Lender shall promptly refund to the Owners any Funds held by the Lender.

                                   ARTICLE XX

                               INTEREST RATE CAPS

         SECTION 20.01. CAP REQUIREMENT. The Property Company shall obtain a Cap as a condition to the issuance of the first Revolving Facility Advance. Once the Property Company has obtained the Cap, it shall maintain the Cap at all times thereafter during the Term of this Agreement. The first Cap in effect under this Agreement shall be for a period commencing not later than the Closing Date for the first Revolving Facility Advance and ending not earlier than the fifth anniversary of the Initial Closing Date (the "INITIAL CAP PERIOD"). Effective not later than the last day of the Initial Cap Period, the Property Company shall obtain a new Cap (the "FINAL CAP") for a period commencing on the fifth anniversary of the Initial Closing Date and ending on the Credit Facility Termination Date.

         SECTION 20.02.  TERMS AND CONDITIONS.  Each Cap shall:

         (a) be obtained on terms and conditions approved by the Lender;

         (b) be evidenced and governed by Cap Documents in form and substance acceptable to the Lender;

         (c)      be with a Counterparty acceptable to the Lender;

         (d) provide for a notional principal amount equal at all times to the Revolving Facility Credit Commitment;

         (e) provide for a notional interest rate equal to the Three Month Libor Rate in effect from time to time;

         (f) require the Counterparty to make interest payments on the notional principal amount at a rate equal to the amount by which the notional interest rate payable under the terms of the Cap Documents exceeds the Underwriting Rate; and




                                      113
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         (g)      require the Counterparty to make such interest payments to an account pledged to the Lender pursuant to the Cap Security Agreement.

If the Revolving Facility Credit Commitment increases in accordance with the terms of Article VIII, the Property Company shall obtain, and maintain at all times during the Term of this Agreement, an additional Cap, meeting all of the requirements of this Article, with a notional principal amount equal to the amount of the increase. If the Revolving Facility Credit Commitment decreases in accordance with the provisions of Articles V, IX or X, the Property Company may amend the Cap to provide for a decrease in the notional amount to an amount equal to the Revolving Facility Credit Commitment, provided that the Lender gives its prior written approval to the documents reflecting the amendment. The Property Company shall obtain and maintain each Cap or additional Cap under this Agreement at its sole cost and expense.

         SECTION 20.03.  ESCROW PROVISIONS.

         SECTION 20.03(a) MONTHLY CAP ESCROW PAYMENT. Until the Property Company obtains the Final Cap, the Property Company shall, on each date that a payment of interest is due under the Base Facility Notes, deposit with the Lender the Monthly Cap Escrow Payment. The "MONTHLY CAP ESCROW PAYMENT" means, with respect to each Cap Year, an amount equal to the quotient obtained by dividing --

                  (1)      the excess of --

                           (i) 125% of the cost, as estimated by the Lender, to obtain the Final Cap, over

                           (ii) the amount in the Cap Escrow Fund on the date immediately preceding the commencement of the Cap Year; by

                  (2) the number of full months then remaining in the Initial Cap Period, as of the date immediately preceding the commencement of such Cap Year.

At least 10 days before the commencement of each Cap Year, the Lender shall give the Property Company notice of the estimate under Section 20.03(a)(1)(i) and the amount of the Monthly Cap Escrow Payments for such Cap Year.

         SECTION 20.03(b) CAP ESCROW FUND. The Lender shall establish an escrow fund (the "CAP ESCROW FUND") and shall deposit each Monthly Cap Escrow Payment into the Cap Escrow Fund. The Cap Escrow Fund shall be placed in a deposit account with a financial institution selected by the Property Company and reasonably satisfactory to the Lender and shall be invested by the Lender in




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Permitted Investments selected by the Lender. All earnings on such Permitted
Investments shall be added to, and become a part of, the Cap Escrow Fund. The Property Company hereby pledges and assigns to the Lender, and grants a lien and security interest in, and right of setoff against, any right, title and interest it may have in and to the Cap Escrow Fund. At the Lender's request, the Property Company shall cause the financial institution holding the Cap Escrow Fund to execute and deliver a Restricted Account Letter in form and substance similar to that signed with respect to the pledged account maintained under the Cap Security Agreement. In lieu of the Cap Escrow Fund, the Property Company may deliver to the Lender an irrevocable Letter of Credit meeting all of the terms set forth in Section 19.02(b)-(f), except that the amount of the Letter of Credit during each Cap Year shall at all times be equal to the amount which would otherwise have been required to be in the Cap Escrow Fund at the end of such Cap Year, and the Property Company shall deliver a new Letter of Credit (or an amendment to the existing Letter of Credit) on or before the first day of each Cap Year, amending the amount of the Letter of Credit. Provided no Event of Default or Potential Event of Default has then occurred and is continuing, the Letter of Credit or Cap Escrow Fund shall be returned to the Property Company within 30 days after the date on which the Property Company obtains the Final Cap and delivers the Final Cap to the Lender or its designee.

                                  ARTICLE XXI

                            NONRECOURSE OBLIGATIONS

         SECTION 21.01  NON-RECOURSE LIABILITY. Subject to the provisions of
Section 21.02 and notwithstanding any other provision in the Notes, the Security Instruments or any other Loan Documents (including provisions which are not by their terms expressly subject to the provisions of this Section 21.01), the personal liability (i) of the Borrowers (or any partners thereof) to pay the principal of and interest on the Notes, and for each to pay and perform all of their other Obligations and for a breach of any of their representations or warranties under the Loan Documents, (ii) of the Guarantors (or any partners thereof) to pay any amounts due under the Guaranties, and
(iii) of each of the TC Parties to pay and perform its respective Obligations and for a breach of any of its representations or warranties under the Loan Documents, shall be limited to (a) the real and personal property described as "Property" in any Security Instrument granted by any Owner, (b) the personal property described in and pledged under any other Loan Document executed by any TC Party (including all deposit accounts pledged under the Cap Security Agreement, the Capital Improvements Fund Pledge and Security Agreement, the Cash Management Agreement, the Replacement Reserve Agreement and this Agreement)(the "PLEDGED PROPERTY") and (c) the rents, profits, issues, products and income of the Mortgaged Property of the Owners received or collected by or on behalf of the Owners (the "RENTS AND PROFITS") to the extent





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such receipts are necessary, first, to pay the Operating Expenses of the
Owners' Mortgaged Properties then due and payable as of the time of receipt of such Rents and Profits, and then, to pay principal and interest due under the applicable Notes, any other sums due under the Security Instruments, this Agreement or any other Loan Documents and any other Obligations then due and owing to the Lender, except to the extent that such Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.

Except as provided in Section 21.02, the Lender shall not seek (a) any judgment for a deficiency against any TC Party or any heirs, legal representatives, successors or assigns of any TC Party, in any action to enforce any right or remedy under the applicable Notes or Security Instruments, this Agreement or any of the other Loan Documents, or (b) any judgment on any of the applicable Notes or the Obligations of any TC Party under the Loan Documents except as may be necessary in any action brought under any of the Security Instruments to enforce the Lien against the Mortgaged Property encumbered thereby or to exercise any other remedies to realize against any of the Collateral under any other Loan Documents.

         SECTION 21.02 SPECIAL PROVISIONS. If, without obtaining the Lender's prior written consent (a) a Recourse Transfer shall occur (other than a Recourse Transfer to an Institutional Lender, or to the purchaser at a secured party sale or foreclosure sale, in connection with a foreclosure or other disposition of a Lien, the granting of which is permitted under Sections 13.04(a)(2), 13.06(a)(2) or 13.06(f)(4)) or (b) any Owner shall encumber any
Mortgaged Property with a Recourse Lien, then an Event of Default hereunder and under the other Loan Documents shall be deemed to have occurred, and if any such event shall continue for thirty (30) days after notice from the Lender, then, from and after the date that is thirty (30) days after such notice, (1)
Section 21.01 shall not apply and (2) the TC Parties shall be personally liable on a joint and several basis for full recourse liability under this Agreement and the other Loan Documents.

For purposes of this Agreement, the term "RECOURSE LIEN" means the grant or other creation by an Owner of a Lien attaching to the land and buildings comprising all or a material portion of a Mortgaged Property and which (i) is otherwise prohibited pursuant to the provisions of this Agreement or the other Loan Documents and (ii) is effected by such Owner by a writing or other affirmative act taken by the Owner.

For purposes of this Agreement, the term "RECOURSE TRANSFER" means a sale, assignment, transfer or other disposition (other than the granting of a Lien) of title to, or beneficial ownership of:

         (1)      a Mortgaged Property by an Owner, or




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         (2)      an Ownership Interest in:

                  (A)      the Operating Partnership by the REIT or by TC-
                           Oriole,

                  (B)      the REIT Sub by the REIT,

                  (C) the Property Company by the Operating Partnership or by the REIT Sub, or

                  (D)      an Owner by the Property Company or by the REIT
                           Sub,

and which (i) is otherwise prohibited pursuant to the provisions of this Agreement or the other Loan Documents and (ii) is effected by the transferor by a writing or other affirmative act taken by the transferor.

Notwithstanding Section 21.01, the TC Parties shall be personally liable on a joint and several basis in the amount of the Lender's actual loss, damage or cost (including attorneys' fees and expenses) resulting from (a) fraud or intentional misrepresentation by any TC Party, or any agent or employee of any TC Party, in connection with obtaining the Advances evidenced by the Notes, or in complying with any Obligations of a TC Party, (b) insurance proceeds, condemnation awards or security deposits from tenants received by or on behalf of an Owner in respect of its Mortgaged Property and not applied in accordance with the provisions of the Security Instrument covering the Mortgaged Property (except to the extent that the Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (c) all Rents and Profits (except to the extent that the Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied (1) to the payment of the Operating Expenses of the applicable Mortgaged Property then due and payable, and (2) to the payment of principal and interest due under the applicable Notes, any other sums due under the applicable Security Instrument or any other Loan Document and any other Obligations then due and owing to the Lender, (d) any Owner's failure to deposit all Gross Revenues into the Pledgee Account (as defined in the Cash Management Agreement) in accordance with the Cash Management Agreement (except to the extent that the Owner did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to deposit such sums), or (e) any Owner's failure following an Event of Default to deliver to the Lender on demand all Rents and Profits, and security deposits (except to the extent that the Owner did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct disbursement of such sums).

No provision of this Section 21.02 shall (a) affect any guaranty or similar agreement executed in connection with any Advance evidenced by a Note or otherwise in connection with the Obligations of the TC Parties under the Loan Documents, (b) release or reduce the Obligations, including the debt evidenced by any Note, (c) impair the right of the Lender to enforce the provisions of paragraph 6B of any Security Instrument, (d) impair the lien of any Security Instrument or (e) impair the right of the Lender to enforce the provisions of any Loan Document or any other agreement defined as an "Ancillary Collateral Agreement" in any Security Instrument.

No Transfer by any TC Party of its Ownership Interests in any other TC Party shall release the TC Party from liability under this Article, this Agreement or any other Loan Document, unless the Lender shall have approved the Transfer and shall have expressly released the TC Party in connection with the Transfer.

Notwithstanding anything to the contrary in this Section 21.02 or the other provisions of the Loan Documents, except as may be permitted as a matter of law, no Person other than a TC Party shall be liable in any respect for the payment of any amounts or the performance of any obligations under the Loan Documents; provided, however, that, whether or not permitted as a matter of law, no limited partner of the Operating Partnership and no holder of beneficial interests in the REIT shall be liable in any respect for the payment of any amounts or the performance of any obligations under the Loan Documents, but the foregoing limitation on the liability of such limited partner or holder shall not preclude the Lender from holding such parties liable (A) to the extent of fraud or other tortious conduct committed by such limited partner or holder personally, and (B) to the extent of distributions or other amounts received by such limited partner or holder which, as a matter of federal or applicable state law, constitute a fraudulent conveyance or fraudulent transfer.

                                  ARTICLE XXII

                            MISCELLANEOUS PROVISIONS

         SECTION 22.01. COUNTERPARTS. To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.




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         SECTION 22.02.  AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement
may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

         SECTION 22.03.  PAYMENT OF COSTS, FEES AND EXPENSES.

                  (a) The Borrowers shall pay on demand all costs, expenses and fees of the Lender pursuant to this Agreement and any of the Loan Documents, including the fees and expenses of counsel to the Lender with respect to defending or participating in any litigation arising from the administration or enforcement of this Agreement or any of the Loan Documents. Any such fees and expenses of counsel incurred in enforcing a judgment under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such counsels' fees and expenses obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

                  (b) The Borrowers shall pay on demand all expenses incurred by the Lender in connection with the preparation and review of this Agreement, the REIT's Registration Statement, or similar disclosure documents, including fees payable to any rating agencies, any tax or governmental charge imposed in connection with the issuance of the Notes and the fees and expenses of the Lender's counsel and accountants. The foregoing shall also include fees and expenses relating to any (i) amendments, consents or waivers to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into) or (ii) requests to evaluate any substitute or additional Collateral or the release of any Collateral.

                  (c) This Section 22.03 shall not apply to the costs of due diligence fees (including legal fees relating to due diligence) and the closing of this Agreement and the Initial Advance, and the due diligence fees with respect to the addition of an Additional Mortgaged Property to the Collateral Pool, the fees for which are set forth in Sections 14.04(a) and (b), respectively.

         SECTION 22.04. PAYMENT PROCEDURE. All payments to be made to the Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by the Lender before 1:00 p.m. (Washington, D.C. time) on the date when due.

         SECTION 22.05. PAYMENTS ON BUSINESS DAYS. In any case in which the date of payment to the Lender or the expiration of any




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time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

         SECTION 22.06 CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY INSTRUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF EACH BORROWER UNDER THE NOTES, AND EACH TC PARTY UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED. THE TC PARTIES AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY INSTRUMENTS OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN MARYLAND. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN MARYLAND SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY INSTRUMENTS OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. EACH TC PARTY IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY INSTRUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST THE TC PARTIES, AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF MARYLAND SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE TC PARTIES AND THE LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY THE TC PARTIES TO PERSONAL JURISDICTION WITHIN MARYLAND. EACH TC PARTY (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, EACH TC PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT




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LIMITED TO, LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO EACH
TC PARTY THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY THE TC PARTIES UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY THE TC PARTIES' FREE WILL.

         SECTION 22.07. SEVERABILITY. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 22.08.  NOTICES.

                  SECTION 22.08(a) MANNER OF GIVING NOTICE. Each notice, direction, certificate or other communication hereunder (hereafter in this Section referred to collectively as "notices" and referred to singly as a "notice") which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if

                           (1) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered),

                           (2) sent by Federal Express (or other similar overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier),

                           (3) sent by United States registered or certified mail, return receipt requested, postage prepaid, at a post office regularly maintained by the United States Postal Service (any notice so sent shall be deemed to have been received on the Business Day it is delivered), or

                           (4) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient's telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (1), (2) or (3) above within two Business Days) (any notice so delivered shall be deemed to have been received (i) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (ii) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day),




                                      121
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         addressed to the parties at their respective Notice Addresses.

                  SECTION 22.08(b) CHANGE OF NOTICE ADDRESS. Any party may, by notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or telecopier or facsimile machine.

         SECTION 22.09.  FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

                  SECTION 22.09(a) FURTHER ASSURANCES. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Lender or the TC Parties may request and as may be required in the opinion of the Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.

                  SECTION 22.09(b) FURTHER DOCUMENTATION. Without limiting the generality of subsection (a), in the event any further documentation or information is required by the Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, the TC Parties shall provide, or cause to be provided to the Lender, at their cost and expense, such documentation or information. The TC Parties shall execute and deliver to the Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is required by the Lender.

                  SECTION 22.09(c) COMPLIANCE WITH INVESTOR REQUIREMENTS. Without limiting the generality of subsection (a), the TC Parties shall use commercially reasonable efforts to comply with the requirements of the Lender in order to enable the Lender to sell the MBS backed by an Advance.

         SECTION 22.10. TERM OF THIS AGREEMENT. This Agreement shall continue in effect until the Credit Facility Termination Date.




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         SECTION 22.11.  ASSIGNMENTS; THIRD-PARTY RIGHTS. No TC Party shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of the Lender. The Lender may assign its rights and obligations under this Agreement separately or together, without the TC Parties' consent, only to Fannie Mae, but may not delegate its obligations under this Agreement unless required to do so pursuant to Section 18.04.

         SECTION 22.12. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 22.13. GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders (and thus, for example, references to the Original Owners' First Mortgages shall refer to the aggregate of each Original Owner's First Mortgage); (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to "Articles," "Sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;
(v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word "including" means "including, but not limited to."

         SECTION 22.14. INTERPRETATION. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.

         SECTION 22.15. STANDARDS FOR DECISIONS, ETC. If the Lender's approval is required for any matter hereunder, unless expressly qualified otherwise, such approval may be granted or withheld in the Lender's sole and absolute discretion. If the Lender's designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, unless





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expressly qualified otherwise, such designation, determination, selection, estimate, action or decision shall be made in the Lender's sole and absolute discretion.

         SECTION 22.16. DECISIONS IN WRITING. Any approval, designation, determination, selection, action or decision of the Lender must be in writing to be effective.

         SECTION 22.17.  (Intentionally omitted.)

         SECTION 22.18 TRUST LIABILITY. The First Amended and Restated Declaration of Trust of the REIT, dated June 24, 1993, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the REIT shall be held to any personal liability, jointly or severally, for any obligation of or claim against the REIT. All persons dealing with the REIT in any way shall look only to the assets of the REIT for the payment of any sum or the performance of any obligation.

         SECTION 22.19 CONTRIBUTION AGREEMENT. On the Initial Closing Date, the Borrowers shall execute a Contribution Agreement in the form attached as EXHIBIT NN to this Agreement.

         SECTION 22.20 OTHER PURCHASED DOCUMENTS. Upon consummation of the Initial Advance and the amendments and restatements contemplated by Recital H to this Agreement, all of the notes, security documents, and other loan documents which are purchased by the Lender from Funding Corp. and First National shall be superceded by the Loan Documents in their entirety and shall be of no further force and effect. Without limiting the generality of the foregoing, to the extent, if any, that any purchased document is not described in any of Recitals A through H to this Agreement, inclusive, or is not expressly amended and restated by one or more of the Loan Documents, such purchased document shall be deemed waived and released by, as the case may be, the Lender and the TC Party which was a party thereto, of no further force and effect, and no longer an obligation or liability of the Lender or of the TC Party which was the obligor thereunder.

         SECTION 22.21 RECORDATION TAX INDEMNITY. The TC Parties agree to indemnify and hold harmless the trustees, if any, named in the second priority indemnity Security Instruments and their successors in the trusts, and the Lender, Fannie Mae and their respective shareholders, directors, officers, agents, employees and servicers (all hereinafter collectively referred to as the "Indemnitees") of and from any and all claims, debts, demands, rights, liabilities, actions and causes of action of whatsoever kind and nature and all costs and expenses arising out of or relating thereto (including attorneys' fees and disbursements) which any Governmental Authority or other Person has or may have against the Indemnitees on account of, or because of, the failure



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to pay in full all recordation, documentary or similar taxes, if any, that may be due because of the establishment and implementation of the Credit Facility, the execution, delivery or recordation of the second priority indemnity Security Instruments or the execution or delivery of the Guaranties or otherwise arising out of the loan transaction and all interest, penalties and fines that may be or may become due. The Indemnitees may, at the cost of the TC Parties, defend all claims made that are or may be covered by this Section unless the TC Parties retain counsel acceptable to the Indemnitees.

         SECTION 22.22 SALE OF LOAN DOCUMENTS IN CONNECTION WITH REFINANCING. The Lender agrees that upon satisfaction in full of all of the Obligations and the expiration of the Term of this Agreement or earlier termination of this Agreement, it shall, upon request by the Borrowers, and pursuant to documents acceptable to the Lender, transfer all of its right, title and interest in and to the Collateral and the Loan Documents, without recourse, representation or warranty, to any party designated by the Borrowers, provided that the Borrowers pay all out-of-pocket expenses incurred by the Lender in connection with the transfer, including any attorneys' fees and any applicable recordation or other taxes or charges.

               [Remainder of this page left intentionally blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     TC Parties
                                     ----------

                                     Owners
                                     ------

                                     THE TC-WEST/GREENSVIEW COMPANY, a
                                     Maryland general partnership
                                     THE TC-EAST COMPANY, a Maryland general
                                     partnership
                                     THE TC-HARFORD COMPANY, a Maryland
                                     general partnership
                                     THE TC-HOLLOWS COMPANY, a Maryland
                                     general partnership
                                     THE TC-MONTGOMERY COMPANY, a Maryland
                                     general partnership
                                     THE TC-NORTH COMPANY, a Maryland general partnership
                                     THE TC-WOODMOOR COMPANY, a Maryland
                                     general partnership
                                     THE TC-RIDGE-VIEW COMPANY, a Maryland
                                     general partnership
                                     THE TC-SOUTH COMPANY, a Maryland general partnership
                                     THE TC-GARDEN WOOD COMPANY, a Maryland
                                     general partnership
                                     THE TC-HALLFIELD MANOR COMPANY, a
                                     Maryland general partnership
                                     THE TC-MONTPELIER COMPANY, a Maryland
                                     general partnership
                                     THE TC-NORTHEAST COMPANY, a Maryland
                                     general partnership
                                     THE TC-LAUREL COMPANY, a Maryland
                                     general partnership
                                     THE TC-ROLLING ROAD COMPANY, a Maryland
                                     general partnership
                                     THE TC-VERSAILLES COMPANY, a Maryland
                                     general partnership
                                     THE TC-FOX HAVEN COMPANY, a Maryland
                                     general partnership
                                     THE TC-CHARLESMONT COMPANY, a Maryland
                                     general partnership
                                     THE TC-FOX RUN COMPANY, a Maryland
                                     general partnership
                                     THE TC-STONEGATE COMPANY, a Maryland
                                     general partnership
                                     THE TC-UNIVERSITY HEIGHTS COMPANY, a
                                     Maryland general partnership
                                     THE TC-BARTON'S CROSSING COMPANY, a
                                     Maryland general partnership

                                   THE TC-GLEN COMPANY, a Maryland general
                                   partnership
                                   THE TC-MCNAIR FARMS COMPANY, a Maryland
                                   general partnership
                                   THE TC-CARLYLE STATION COMPANY, a
                                   Maryland general partnership
                                   THE TC-ALLENTOWN COMPANY, a Maryland
                                   general partnership
                                   THE TC-EMMAUS COMPANY, a Maryland
                                   general partnership
                                   THE TC-HANOVER COMPANY, a Maryland
                                   general partnership
                                   THE TC-HARRISBURG COMPANY, a Maryland
                                   general partnership
                                   THE TC-HARRISBURG-EAST COMPANY, a
                                   Maryland general partnership
                                   THE TC-LANCASTER WEST COMPANY, a
                                   Maryland general partnership
                                   THE TC-LANCASTER EAST COMPANY, a
                                   Maryland general partnership
                                   THE TC-YORK COMPANY, a Maryland general
                                   partnership
                                   THE TC-ROLLING HILLS COMPANY, a Maryland general partnership
                                   THE TC-CHRISTINA MILL COMPANY, a
                                   Maryland general partnership

                                   By:    The TC Property Company, a Maryland
                                          general partnership, in its
                                          capacity as general partner of, and
                                          on behalf of, each of the foregoing
                                          thirty-five (35) general
                                          partnerships

                                          By:    The TC Operating Limited
                                                 Partnership, a Maryland
                                                 limited partnership,
                                                 General Partner

                                                 By:   The Town and Country
                                                       Trust, a Maryland real
                                                       estate investment trust,
                                                       General Partner

                                                       By: /s/ Jennifer C. Munch
                                                          ----------------------
                                                             Jennifer C. Munch
                                                             Vice President

                                     REIT
                                     ----

                                     THE TOWN AND COUNTRY TRUST, A MARYLAND
                                     REAL ESTATE INVESTMENT TRUST

                                     By:       /s/ Jennifer C. Munch
                                        -----------------------------------
                                              Jennifer C. Munch
                                              Vice President


                                     Operating Partnership
                                     ---------------------

                                     THE TC OPERATING LIMITED PARTNERSHIP, A
                                     MARYLAND LIMITED PARTNERSHIP, GENERAL
                                     PARTNER

                                     By:      The Town and Country Trust, a
                                              Maryland real estate investment
                                              trust


                                         By: /s/ Jennifer C. Munch
                                            -------------------------------
                                                     Jennifer C. Munch
                                                     Vice President

                                     REIT Sub
                                     --------

                                     THE TOWN AND COUNTRY HOLDING
                                     CORPORATION, A DELAWARE CORPORATION

                                              By:     /s/ Jennifer C. Munch
                                                 -----------------------------
                                                     Jennifer C. Munch
                                                     Vice President



                                     Property Company
                                     ----------------

                                     THE TC PROPERTY COMPANY, A MARYLAND
                                     GENERAL PARTNERSHIP

                                     By:      The TC Operating Limited
                                              Partnership, a Maryland limited
                                              partnership, General Partner

                                              By:    The Town and Country Trust,
                                                     a Maryland real estate
                                                     investment trust, General
                                                     Partner

                                              By:     /s/ Jennifer C. Munch
                                                 ------------------------------
                                                           Jennifer C. Munch
                                                           Vice President



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


                                    TC-Oriole
                                    ---------

                                    THE TOWN AND COUNTRY ORIOLE CORPORATION,
                                    A DELAWARE CORPORATION


                                    By: /s/ Daniel G. Berick
                                       -------------------------------------
                                       Daniel G. Berick
                                       Secretary


                                    Lender
                                    ------

                                    WASHINGTON MORTGAGE FINANCIAL GROUP,
                                    LTD., A DELAWARE CORPORATION


                                    By: /s/ Mark E. Gordon
                                       -------------------------------------
                                       Mark E. Gordon
                                       Vice President



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